                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-03459

                            Penn Series Funds, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                600 Dresher Road
                               Horsham, PA 19044
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  Jill Bukata
                             Penn Series Funds, Inc.
                                600 Dresher Road
                                Horsham, PA 19044
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (215) 956-8256

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.

REPORTS TO SHAREHOLDERS.



[Logo]                                       PENN MUTUAL VARIABLE PRODUCTS



                                                 SEMI-ANNUAL REPORTS
                                                     JUNE 30, 2006













                                      PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

                                      Commander VA, Diversifier II VA,
                                      Enhanced Credit VA, PennFreedom VA,
                                      Pennant Select VA, Retirement Planner
                                      VA, Olympia XT VA and Optimizer VA
                                      Flexible Variable and Fixed Annuity
                                      Contracts

                                      PENN MUTUAL VARIABLE LIFE ACCOUNT I

                                      Cornerstone VUL, Cornerstone VUL II,
                                      Cornerstone VUL III, Cornerstone VUL IV,
                                      Variable EstateMax, Variable EstateMax
                                      II and Variable EstateMax III

                                      Variable Universal Life Insurance Policies

                                      PIA VARIABLE ANNUITY ACCOUNT I
                                      Pennant VA
                                      Flexible Variable and Fixed Annuity
                                      Contract

Dear Investor:

I am pleased to bring you the following commentary on the first half of 2006 and thank you for your continuing affiliation with The Penn Mutual Life Insurance Company. Also, please remember that regardless of what the markets bring, short-term performance changes should not distract you from your long-term financial plan, and now may be an opportune time for you to review your portfolio with your investment professional to make sure that your asset allocation remains on target.

STOCKS, coming off a strong first quarter, posted negative returns during the second quarter amid concerns about inflation and higher interest rates. Adding to the downward pressures on the market were rising oil and gasoline prices, a softening in the housing market, and renewed international tension over North Korea, the bombing in India and open conflict in Lebanon. In all, more volatile stocks fared the worst while defensive market sectors held up relatively well in the second quarter. The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 3.51 percent for the six-month period ending June 30.

Generally, small-capitalization stocks performed better during the six-month period than did large-cap stocks. Large-cap stocks as measured by the Russell 1000 Index returned 2.76 percent, while small-cap stocks as measured by the Russell 2000 Index returned 8.21 percent. Value-oriented-stocks outpaced growth-oriented stocks.

INTERNATIONAL MARKETS on average have substantially outperformed the U.S. stock market the past three years and have continued to lead this year despite the spring sell-off. For example, the MSCI EAFE Index was up 10.50 percent for the six months ending June 30. On the other hand, Emerging Market stocks tumbled further than the developed international markets during the second quarter. However they still remain positive for the six months ending June 30 with a return of 5.81 percent as measured by the MSCI Emerging Markets Free Index.

FIXED INCOME SECURITIES MARKET has no doubt been affected by the cumulative interest rate increase of 425 basis points over 17 Federal Reserve meetings since the Federal Reserve began raising its target rate in June 2004. The overall performance of the bond market will continue to be impacted by the late-cycle tradeoffs between growth and inflation and the actions of the Federal Reserve under new leadership. The headwinds to economic growth will continue to build over the remainder of the year and the Federal Reserve will either pause or end its streak of 17 consecutive interest rate increases during the next quarter.

For the six months ending June 30, 2006, investment-grade bonds, as measured by the Citigroup Broad Investment Grade Bond Index, returned -0.78 percent. The Credit Suisse First Boston High Yield Bond Index returned 3.49 percent during the same period.

Once again, we thank you for the privilege of serving your financial needs. For more information on how Penn Mutual can be of assistance, please contact your sales representative.


Sincerely,

/s/  Peter M. Sherman
--------------------------------------
Peter M. Sherman
Chief Investment Officer
The Penn Mutual Life Insurance Company
President
Penn Series Funds, Inc.


The views expressed here are those of Peter M. Sherman, Chief Investment Officer, Penn Mutual, and should not be construed as investment advice. They are subject to change. All economic and performance information is historical and not indicative of future results.

TABLE OF CONTENTS


PENN SERIES FUNDS, INC. -- SEMI-ANNUAL REPORT
 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
   Limited Maturity Bond Fund......................................     2
   Quality Bond Fund...............................................     3
   High Yield Bond Fund............................................     4
   Flexibly Managed Fund...........................................     5
   Growth Stock Fund...............................................     6
   Large Cap Value Fund............................................     7
   Large Cap Growth Fund...........................................     8
   Index 500 Fund..................................................     9
   Mid Cap Growth Fund.............................................    10
   Mid Cap Value Fund..............................................    11
   Strategic Value Fund............................................    12
   Small Cap Growth Fund...........................................    13
   Small Cap Value Fund............................................    14
   International Equity Fund.......................................    15
   REIT Fund.......................................................    16
 IMPORTANT INFORMATION ABOUT FUND EXPENSES ........................    17
 SCHEDULES OF INVESTMENTS .........................................    19
 STATEMENTS OF ASSETS AND LIABILITIES .............................    63
 STATEMENTS OF OPERATIONS .........................................    65
 STATEMENTS OF CHANGES IN NET ASSETS ..............................    67
 FINANCIAL HIGHLIGHTS .............................................    71
 NOTES TO FINANCIAL STATEMENTS ....................................    79
 DISCLOSURE OF PORTFOLIO HOLDINGS .................................    92
 VOTING PROXIES ON FUND PORTFOLIO SECURITIES ......................    92
 BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS     93
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST -
  SEMI-ANNUAL REPORT
  Balanced Portfolio
FIDELITY VARIABLE INSURANCE PRODUCTS - SEMI-ANNUAL REPORT
  Growth Portfolio
  Equity-Income Portfolio
  Asset Manager Portfolio
MORGAN STANLEY UNIVERSAL INSTITUTIONAL FUNDS, INC. -
  SEMI-ANNUAL REPORT
  Emerging Markets Equity Portfolio

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
LIMITED MATURITY BOND FUND

The Penn Series Limited Maturity Bond Fund returned 1.17% for the six-month period ending June 30, 2006, compared to the 0.64% return for its benchmark, the Citigroup Treasury/Agency 1-5 yrs. Bond Index.

The strong performance of the fund versus the index was primarily due to the funds holding of mortgage and asset-backed securities. The fund owns several types of asset-backed securities (ABS) including: credit card, rate reduction, and manufactured housing securities. The Fund also owns "AAA" rated Commercial Mortgage Backed Securities (CMBS). These securities are held in place of US Treasury and Agency securities. ABS, CMBS and MBS securities have provided better returns when compared to treasury and agency securities primarily due to the higher yields on these securities. During the first half of 2006 MBS, CMBS and ABS securities outperformed treasuries and agency securities, which bolstered the performance of the fund.

The fund's performance versus the index was also enhanced by the short duration positioning of the fund during the first half of the year. The Citigroup 1-5 year Treasury/Agency Index duration is 2.30 years as of June 30, 2006 compared to 2.01 years for the Limited Maturity Bond Fund.

We continue to hold a defensive duration position in the fund. Economic growth has slowed, however inflation pressures have picked up and the U.S. Treasury interest rate curve remains flat and is actually inverted to the Federal Funds rate for every maturity along the curve. We expect the interest rate curve to steepen from the current levels and we plan to hold our defensive duration position until the interest rate curve steepens or economic growth slows more than is currently expected.


PORTFOLIO COMPOSITION AS OF 6/30/06

                                                                  PERCENT OF
                                                              TOTAL INVESTMENTS1

                                                              ------------------
 Collateralized Mortgage Obligations                                 48.7%

 U.S. Treasury Notes                                                 29.7%

 Agency Obligations                                                  21.6%

                                                                    ------
                                                                    100.0%

                                                                    ======


1 Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
QUALITY BOND FUND

The Penn Series Quality Bond Fund returned 0.20% for the six-month period ending June 30, 2006, compared to the -0.78% return for its benchmark, the Citigroup Broad Investment Grade (B.I.G.) Index.

The strong performance of the fund was primarily due to the defense duration position of the fund versus the index during the first half of the year. The duration of the Citigroup Broad Investment Grade Index was 4.80 years as of June 30, 2006 compared to 3.91 years for the fund.

Interest rates increased during the first half of 2006 as economic growth continued to be strong, inflation pressures picked up and the Federal Reserved continued to increase the Federal Funds target rate. The U.S. Treasury interest rate curve was already flat and inverted at certain maturities along the curve at the beginning of the year, essentially pricing no more interest rate increases from the Federal Reserve. Therefore, as the Federal Reserve continued to increase interest rates during the first half, U.S. Treasury yields were pressured higher.

Economic growth has slowed from the torrid pace of the first quarter, led primarily by a slowdown in the red-hot housing market. Inflation pressures have also picked up over the first half of the year as the unemployment rate has continued to decline and foreign economic growth has begun to pickup. The Federal Reserve is currently facing a typical late-cycle tradeoff between slowing growth and rising inflation. The market is currently split on whether the Federal Reserve will increase the target rate one more time to 5.50% on August 8th.

We continue to hold a defensive duration position in the fund. Economic growth has slowed, however inflation pressures have picked up and the U.S. Treasury interest rate curve remains flat and is actually inverted to the Federal Funds rate for every maturity along the curve. We expect the interest rate curve to steepen from the current levels and we plan to hold our defensive duration position until the interest rate curve steepens or economic growth slows more than is currently expected.


PORTFOLIO COMPOSITION AS OF 6/30/06


                                                                  PERCENT OF
                                                              TOTAL INVESTMENTS1
                                                              ------------------
 U.S. Treasury Obligations                                           43.3%

 Collateralized Mortgage Obligations                                 36.1%

 Agency Obligations                                                  15.8%

 Corporate Bonds                                                      3.3%

 Asset Backed Securities                                              1.5%

                                                                    ------
                                                                    100.0%

                                                                    ======


1 Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
HIGH YIELD BOND FUND

The Penn Series High Yield Bond Fund returned 2.11% for the six-month period ending June 30, 2006, compared to the 3.49% return for its benchmark, the CSFB High Yield Bond Index.

We continued to emphasize higher-quality bonds in the portfolio, primarily securities in the upper two rating tiers of the high-yield market (B and BB). This positioning reflected our view that many bonds in the lowest-quality segment of the market have become significantly overvalued, and that the best long-term value lies in higher-quality securities. However, lower-quality bonds outperformed for most of the six-month period, and our general aversion to these more-speculative credits was the primary reason behind our underperformance of the benchmark index. We did see a more risk-averse sentiment take hold in the high-yield market during the last six weeks of the period, and our higher-quality portfolio outperformed over that time frame.

On a sector basis, the portfolio's limited exposure to automakers and cable companies detracted from relative performance. Auto-related bonds posted strong returns during the six-month period, but our positioning in the auto industry is relatively conservative, focusing on short-term bonds issued by the financing arms of General Motors and Ford. We remained underweight in cable operators because they face increasing competitive challenges, but reports of solid subscriber growth provided a lift to performance in this industry.

We expanded our holdings of bonds issued by information technology and utilities companies. We established new positions in telecom equipment maker Nortel Networks, independent power producer Mirant (which recently emerged from bankruptcy), and utility NRG Energy. The portfolio's largest overweight remained in wireless telecommunication bonds, with significant positions in Sprint Nextel and Rogers Wireless.

Rising interest rates make it harder for companies with marginal credit ratings to access the debt market, so we intend to maintain our emphasis on middle-to-higher-quality credits. We are keeping an eye out for selected opportunities to further upgrade the portfolio's credit quality, especially BB's with lower coupons that have fallen sharply in price with rising interest rates. We have also selectively played a number of new leveraged buyout transactions originating from a wave of private equity activity in the high yield market, and expect this trend to accelerate over the next year.


PORTFOLIO COMPOSITION AS OF 6/30/06


                                                                  PERCENT OF
                                                              TOTAL INVESTMENTS1
                                                              ------------------
Bonds

 Credit quality - B Rated                                            45.4%

 Credit quality - BB Rated                                           18.3%

 Credit quality - BB/B Rated                                         14.0%

 Credit quality - B/CCC Rated                                        11.1%

 Credit quality - CCC Rated & Below                                   6.3%

 Credit quality - BBB/BB
   Rated & Above                                                      1.6%

Equity Securities                                                     3.3%

                                                                    ------
                                                                    100.0%

                                                                    ======


1 Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FLEXIBLY MANAGED FUND

The Penn Series Flexibly Managed Fund returned 3.67% for the six-month period ending June 30, 2006, compared to the 2.71% return for its benchmark, the S&P 500 Index.

The equity portion of the portfolio registered an increase and performed broadly in line with the S&P 500 Index. Outperformance in a number of sectors, including materials, information technology, and industrials & business services, was offset by underperformance in others, particularly financials and consumer discretionary.

In materials and information technology, relative strength was driven by sector allocations. The portfolio was overweight materials stocks, which generally performed well due to robust demand for many commodities, including aluminum and steel. The portfolio was underweight information technology, which was the worst-performing sector in the index as investors gravitated toward less-risky areas of the market.

Stock selection was the reason for outperformance in the industrials & business services sector, where Ryder System Inc. was the top contributor. The company benefited from the strong economy, which increased demand for its transportation and supply-chain-management services.

Stock selection was the primary cause of underperformance in the financials and consumer discretionary sectors. The top detractors were Marsh & McLennan Co. Inc. and RadioShack Corp. Marsh & McLennan has been under pressure since facing scandals in its Putnam asset management and Marsh insurance units. Specialty retailer RadioShack Corp. underperformed on sagging sales in the company's wireless business and declining profits.

Although we lowered the portfolio's stock allocation in the first quarter, we modestly increased it in the second quarter, taking advantage of the market decline to purchase high-quality companies that we favor for the long term.

The convertible holdings in the portfolio led performance during the first half of 2006. We are favorably disposed to convertibles, particularly as we attempt to gain equity exposure while protecting against downside risk. However, convertible securities that meet our criteria for quality, yield and other factors are scarce. We continue to actively evaluate issues and will take advantage of opportunities as they arise.

The small portion of the portfolio invested in bonds detracted from performance. With higher interest rates, the fixed-income market looked more attractive at the end of June than it had in some time, and we are optimistic that we will have the opportunity to increase our allocation to this asset class.

As market conditions weakened in the period, investors favored less-risky investments, and the portfolio benefited from maintaining a significant allocation to cash. The cash balance remained high at June 30, in part due to our preference in the recent past for holding cash over bonds.

PORTFOLIO COMPOSITION AS OF 6/30/06


                                                                  PERCENT OF
                                                              TOTAL INVESTMENTS1
                                                              ------------------
 Financials                                                          22.8%

 Consumer Discretionary                                              17.5%

 Health Care                                                         12.8%

 Technology                                                          10.1%

 Materials & Processing                                               8.8%

 Industrials                                                          6.9%

 Consumer Staples                                                     6.2%

 Energy                                                               5.9%

 Telecommunications                                                   5.6%

 Utilities                                                            3.4%

                                                                    ------
                                                                    100.0%

                                                                    ======


1 Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
GROWTH STOCK FUND

The Penn Series Growth Stock Fund returned 0.69% for the six-month period ending June 30, 2006, compared to the -0.93% return for its benchmark, the Russell 1000 Growth Index.

Stock selection as well as a beneficial underweight in the worst-performing sector, information technology, combined to produce the greatest contribution relative to the Russell index. Specific areas of selection strength were in communication equipment (Corning) and software (Amdocs).

The energy sector aided results through both stock selection and an overweight. Equipment and services companies benefited from increased spending by energy producers on infrastructure, equipment and technology, and specialized services, while producers continue to thrive with rising prices. Services companies Baker Hughes and Schlumberger were notable contributors.

Stock selection in consumer discretionary also benefited relative performance. Top contributors included retailer Kohl's and casino operator Wynn Resorts. Despite rising interest rates and slowing home appreciation, we believe consumers will continue to spend and have focused our investments in leading media, leisure, and retail companies.

Materials provided solid relative results, due entirely to stock selection, as metal and mining companies such as BHP Billiton benefited from increased demand for metals. Although few companies in the sector meet our growth criteria, we continue to find select opportunities.


PORTFOLIO COMPOSITION AS OF 6/30/06


                                                                  PERCENT OF
                                                              TOTAL INVESTMENTS1
                                                              ------------------
 Technology                                                          23.3%

 Financials                                                          20.2%

 Health Care                                                         17.8%

 Consumer Discretionary                                              13.9%

 Industrials                                                          7.2%

 Energy                                                               6.3%

 Consumer Staples                                                     5.9%

 Telecommunications                                                   3.6%

 Materials & Processing                                               1.8%

                                                                    ------
                                                                    100.0%

                                                                    ======


1 Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
LARGE CAP VALUE FUND

The Penn Series Large Cap Value Fund returned 5.81% for the six-month period ending June 30, 2006, compared to the 6.56% return for its benchmark, the Russell 1000 Value Index.

Stock selection within the health care sector detracted from the portfolio's performance versus its benchmark, with Boston Scientific, a medical instrument and supply company and Teva Pharmaceutical, a generic drug manufacturer, posting negative returns for the portfolio for the six-month period. Both were impacted by stock specific issues that are believed to be temporary and expected to resolve themselves positively. The portfolio's underweight within the integrated oils sector versus the index hurt performance, as rising oil prices boosted related stocks. In the materials and processing sector, the portfolio's lack of exposure to Archer Daniels Midland, an agricultural services company, and Nucor, a steel manufacturer, detracted from performance, as these companies were strong performers for the period. Archer Daniels Midland benefited from investor speculation surrounding ethanol, an alternative fuel source that could help alleviate the United States' dependence on foreign oil. Nucor benefited from strong global steel prices during the six-month period. Lastly, stock selection within the financial services sector detracted from performance, as the portfolio lacked a position in two well-performing financial institutions, Wells Fargo and Goldman Sachs. These companies benefited from healthy capital markets activity and low credit costs.

Conversely, stock selection within the producer durables sector contributed to the portfolio's positive performance relative to the index. Caterpillar, a farm and construction machinery company, and Parker Hannifin and Emerson Electric, both industrial equipment companies, performed well during the six-month period as a result of increased demand for their respective products. The portfolio also benefited from stock selection in the other energy sector. Demand for Schlumberger and Baker Hughes' oil services strengthened during the semiannual period as exploration and production increased throughout the world. Finally, stock selection within the utilities sector aided performance as Comcast, an entertainment and communication business, reported strong results for the first quarter of 2006. The company also performed in line or above expectations throughout several of its business segments, with subscriber growth up in nearly all areas.


PORTFOLIO COMPOSITION AS OF 6/30/06


                                                                  PERCENT OF
                                                              TOTAL INVESTMENTS1
                                                              ------------------
 Consumer Staples                                                    19.1%

 Health Care                                                         17.4%

 Industrials                                                         17.0%

 Financials                                                          15.2%

 Energy                                                               8.9%

 Materials & Processing                                               7.4%

 Telecommunications                                                   4.6%

 Utilities                                                            3.8%

 Technology                                                           3.4%

 Consumer Discretionary                                               3.2%

                                                                    ------
                                                                    100.0%

                                                                    ======


1 Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
LARGE CAP GROWTH FUND

The Penn Series Large Cap Growth Fund returned -2.50% for the six-month period ending June 30, 2006, compared to the -0.93% return for its benchmark, the Russell 1000 Growth Index.

The Telecommunication Service Sector was the top gainer over the period, appreciating 13.8%, followed by Energy at 13.7% and Materials at 7.1%. Technology stocks performed the worst over the period, with the Sector declining -5.8%, followed by Health Care at -3.8%, and Consumer Discretionary at a positive 2.48%.

The Fund's lack of exposure to the top performing Energy and Telecom sectors combined with an overweight allocation in the bottom performing Technology sector had the most negative impact on performance over the period. Among the Fund's holdings, performance was hurt by the stock selection in the Health Care Sector. St. Jude Medical was the top declining stock, falling -35.4% while Medtronic declined -18.5% to be the fourth lowest return over the period.

The Fund received some mixed returns in the Consumer Discretionary sector. Dollar General declined -26.7%, and Harman International fell -19.7% to be the Fund's second and third lowest returns. On the positive side however, was the performance of Starbucks, which appreciated 25.8% and Kohls Corp., which finished up 21.6% to be the Fund's top and fourth best performers.

Positives for the month came from the Fund's exposure to the Industrial Sector. Dover Corp. finished higher 22.1%, and Rockwell Automation appreciated 21.7% to be the Fund's second and third best performers. Those stocks, combined with a strong 8.0% gain in Illinois Tool Works contributed to the Fund outperforming in the Industrial sector.

Going forward, we look for the U.S. Gross Domestic Product (GDP) to continue to surprise many market participants with its upside strength. We recently increased our official forecast to be 3.5% for the balance of 2006. However, this has fueled the latest market worry that with this renewed growth, inflation will also increase. Our approach is disciplined and consistent with a fundamentally driven process. We feel our process is positioned to return above average rates of return over entire market cycles, and we continue to monitor economic events very closely.


PORTFOLIO COMPOSITION AS OF 6/30/06


                                                                  PERCENT OF
                                                              TOTAL INVESTMENTS1
                                                              ------------------
 Technology                                                          20.7%

 Consumer Discretionary                                              20.5%

 Financials                                                          19.0%

 Industrials                                                         17.3%

 Health Care                                                         15.7%

 Materials & Processing                                               4.5%

 Consumer Staples                                                     2.3%

                                                                    ------
                                                                    100.0%

                                                                    ======


1 Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
INDEX 500 FUND

The Penn Series Index 500 Fund returned 2.56% for the six-month period ending June 30, 2006, compared to the 2.71% return for its benchmark, the S&P 500 Index.

Investors came into 2006 confident after three consecutive quarters of positive equity performance to close out 2005. First quarter did not disappoint them as the S&P 500 Index returned +4.22%. Nine of the 10 sectors had positive returns, with Telecomm Services the only laggard. Corporations, flush with cash, continued to hike dividend rates, implement stock buybacks and look at merger activity to increase growth externally as well as organically. Capacity utilization remained high at over 80% in the manufacturing sectors and corporate earnings outpaced inflation again. New Federal Reserve Chairman Bernanke remained vigilant by raising the Federal Funds target in order to keep prices stable as economic growth continued at a healthy pace. Unemployment improved and things were looking pretty good for equity investors.

Second quarter brought a different tone, however. Geopolitical risk increased as North Korea tested additional missiles, Iran claimed to have nuclear capabilities, and disputes in the Middle East expanded to Israel while continuing in Iraq and Afghanistan. Oil rallied again on the back of already increased commodity prices and a persistent weak dollar, leading to a more inflationary outlook by some market participants. Investors began to take their profits and head to the sidelines to seek protection in the form of cash. Speculators also reasoned that stocks had peaked and began shorting those areas deemed to be too lofty. To make matters worse, low volumes on the major stock exchanges exasperated the downdrafts as there were fewer bidders to support those sales. In the end, second quarter ended with a level of uncertainty and unease that investors find unappealing. The S&P 500 Index's string of positive quarterly returns ended as the index lost -1.44%. Only three of 10 sectors had gains for the period.

It comes as no surprise that the Energy sector was the top performer for the period, gaining +13.71%. The price of oil has remained elevated year to date and the oil companies have captured that in the form of record profits. The Basic Materials sector also enjoyed a good quarter. Steel companies such as Nucor and U.S. Steel ranked in the top ten performing companies of the index during that time as prices for their products increased along with others in the Materials group. Healthcare struggled as device companies St. Jude Medical and Boston Scientific reduced profit forecasts.

The mood of the market changed dramatically over the period and it was now one of great uncertainty for equity investors. On one hand, commodity prices and wages have risen and consumers continue to spend, so there may be more inflation to battle. On the other hand, employment and the housing market have slowed, both signs that we may be heading the other way. Will the Federal Reserve continue to tighten or will the "one and done" mentality win out? A strong case can be made for either scenario at this time. Only time will tell, but the uncertainty will need to be resolved for the equity market to move up from here. We are cautiously optimistic and see stocks with at least one more run at cycle highs before any slowdown.

PORTFOLIO COMPOSITION AS OF 6/30/06


                                                                  PERCENT OF
                                                              TOTAL INVESTMENTS1
                                                              ------------------


Financials                                                           21.4%

 Technology                                                          14.8%

 Health Care                                                         12.3%

 Industrials                                                         11.7%

 Energy                                                              10.2%

 Consumer Discretionary                                              10.2%

 Consumer Staples                                                     9.6%

 Utilities                                                            3.4%

 Telecommunications                                                   3.3%

 Materials & Processing                                               3.1%

                                                                    ------
                                                                    100.0%

                                                                    ======


1 Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
MID CAP GROWTH FUND

The Penn Series Mid Cap Growth Fund returned 4.41% for the six-month period ending June 30, 2006, compared to the 2.56% return for its benchmark, the Russell Mid Cap Growth Index.

The catalyst for the inflationary/recessionary fears is the issue of when the Federal Reserve will finally stop raising short-term interest rates. In the period the Fed raised rates to 5.25%. The market fretted that the Fed would ultimately either hike rates not enough, which could exacerbate inflationary trends, or hike rates too much, could bring on a recession. The Fed had expressed concern over a pickup in inflation and noted that more rate hikes may or may not be needed; the core inflation rate increased to 2.8% over the past six months.

Overall seven of the portfolio's 10 sector positions beat their corresponding index sectors. Contributing the most to performance were growth oriented holdings in the producer durables, consumer staples, materials and processing, and financial services sectors, a combined 30% weighting. Beverages: Non Alcoholic, semiconductors, wholesale distributors, steel, and other consumer services stocks did especially well.

Detracting from performance was the healthcare, automobiles and transportation, and utility sectors. The three detractors, amounted to a 20% weighting for the six-month period ended June 30, 2006. Stocks in the broadcasting, computer communications, services to the health industry, apparel & footwear retailers, and oilfield services and equipment industries had a negative impact on performance.

Four catalysts have been helping to support the market, and we think they will help power any future rally. First, and most important, corporate earnings, which ultimately drive stock prices, remain strong. Wall Street analysts expect operating earnings for the second quarter to rise by a double-digit percentage for the 12th consecutive quarter. Second, companies are on a mergers-and-acquisitions tear, arranging deals that could exceed $3.5 trillion in value by year-end, according to Thomson Financial. Third, companies are spending record amounts repurchasing their own stock. Companies in the S&P 500 Index bought back more than $367 billion of their shares in the 12-month period ended March 31. Finally, insider selling is low, which suggests that corporate executives are bullish on their companies' prospects and the return potential of their companies' shares.


PORTFOLIO COMPOSITION AS OF 6/30/06


                                                                  PERCENT OF
                                                              TOTAL INVESTMENTS1
                                                              ------------------
 Technology                                                          21.8%

 Consumer Discretionary                                              18.7%

 Industrials                                                         16.2%

 Health Care                                                         14.7%

 Energy                                                               9.7%

 Financials                                                           9.3%

 Consumer Staples                                                     3.9%

 Telecommunications                                                   3.9%

 Materials & Processing                                               1.8%

                                                                    ------
                                                                    100.0%

                                                                    ======


1 Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
MID CAP VALUE FUND

The Penn Series Mid Cap Value Fund returned 2.31% for the six-month period ending June 30, 2006, compared to the 7.02% return for its benchmark, the Russell Mid Cap Value Index.

During the period, the fund's Consumer Discretionary holdings, and in particular our homebuilding stocks, were negatively affected by the market environment and were largely responsible for the portfolio's underperformance of the index. The Fed's continued rate increases and a loss of investor confidence in the Fed's ability to fight inflation without causing a significant slowdown in the U.S. economy weighed heavily on homebuilding. Although the underlying level of housing demand has weakened from very robust 2005 levels, we believe it is sustained, and still stronger than in '01 and '02. It appears to us that housing is in a soft landing. Single-family housing starts may decline around 10% this year from peak levels and inventories are likely to remain high; however, we expect them both to normalize next year. Meanwhile, homebuilding stocks are cheap: at just five times earnings, they would remain attractive even if earnings were to unexpectedly drop by half; in addition, our stocks trade at little more than book value, versus a longer-term average of closer to two times book value and an average book value for U.S. equities of more than four times. We believe low unemployment, continued job creation and relatively benign interest rates bode well for a recovery in homebuilding and our holdings in particular.

The fund's underweight allocation to Financials and Consumer Staples also dampened performance relative to the Index. We continue to be underweight both sectors. On the other hand, the outperformance of our selection of Industrial stocks and our overweight allocation to Energy boosted relative return. We continue to be overweight these sectors and see solid upside potential in our selection of holdings. On an absolute basis, holdings within Industrials, Financials and Energy made the largest contributions to total return over the period.

After seventeen consecutive rate increases that have brought the target Fed Funds rate to 5.25%, a consequent inversion of the yield curve and the possibility of further monetary tightening, we are mindful that the Fed could go too far in its quest to fight inflation and end up stifling U.S. economic growth. We are hopeful, however, that this will not be the case. The global economy remains strong, with cheap labor costs and strong demand for many commodities supporting growth. In the U.S., despite high gasoline prices, consumer credit and retail sales continue to appear healthy.

Equity market volatility is likely to continue as visibility remains unclear. We have and will continue to take advantage of this volatility, acting opportunistically to acquire the best companies: those with low P/Es, low debt, high margins and solid long-term earnings growth potential.

PORTFOLIO COMPOSITION AS OF 6/30/06


                                                                  PERCENT OF
                                                              TOTAL INVESTMENTS1
                                                              ------------------
 Energy                                                              21.5%

 Consumer Discretionary                                              21.4%

 Industrials                                                         14.2%

 Financials                                                          11.4%

 Technology                                                           8.8%

 Health Care                                                          8.6%

 Utilities                                                            8.0%

 Materials & Processing                                               3.4%

 Consumer Staples                                                     2.7%

                                                                    ------
                                                                    100.0%

                                                                    ======


1 Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
STRATEGIC VALUE FUND

The Penn Series Strategic Value Fund returned 0.61% for the six-month period ending June 30, 2006, compared to the 7.02% return for its benchmark, the Russell Mid Cap Value Index.

Specific stocks within the healthcare and auto & transportation sectors detracted from performance relative to the benchmark. Within the healthcare sector, Bausch & Lomb Inc. hurt portfolio returns. Shares of this eye health care company fell following the announcement that an increase in cases of a rare and serious eye infection might be related to a certain type of contact lens solution. As a result, the company halted shipments of the solution. Analysts responded by reducing revenue and earning estimates for the year.

In the auto & transportation sector, Dana Corp. also detracted from portfolio performance. Shares of the auto parts supplier slid after it reported lower-than-expected quarterly earnings. The company experienced reduced margins as a result of higher steel costs coupled with production inefficiencies in the heavy truck division. The auto part supplier continued to experience operational difficulties in its heavy truck business as well as in its light vehicle business. As the situation with Dana continued to deteriorate, holdings were liquidated from the portfolio.

On the positive side, Qwest Communications Inc. within the utilities sector and Office Max Inc. within the consumer discretionary sector were the major contributors to portfolio performance. Within the utilities sector, Qwest added to returns. Shares of the telecommunications services provider rose following its announcement that it planned to acquire OnFiber Communications. The acquisition is expected to generate synergies as a result of the elimination of overlapping facilities and reducing out-of-region access costs. The deal should fit well with Qwest's strategy of reducing out-of-area facilities costs in order to grow margins.

While the consumer discretionary sector experienced weak relative performance, shares of OfficeMax added to returns as investors reacted favorably to strong quarterly earnings. Operational improvements and improved promotional strategies drove margins to expand.


PORTFOLIO COMPOSITION AS OF 6/30/06


                                                                  PERCENT OF
                                                              TOTAL INVESTMENTS1
                                                              ------------------
 Consumer Discretionary                                              21.5%

 Materials & Processing                                              15.2%

 Technology                                                          13.0%

 Financials                                                          12.7%

 Industrials                                                         10.8%

 Utilities                                                            8.9%

 Energy                                                               5.7%

 Health Care                                                          5.2%

 Telecommunications                                                   4.6%

 Consumer Staples                                                     2.4%

                                                                    ------
                                                                    100.0%

                                                                    ======


1 Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
SMALL CAP GROWTH FUND

The Penn Series Small Cap Growth Fund returned 4.57% for the six-month period ending June 30, 2006, compared to the 6.07% return for its benchmark, the Russell 2000 Growth Index.

Despite a strong first quarter for equities, continued interest rate concerns, together with high energy prices, took some of the optimism out of the stock market. In sharp contrast to the broad advances in the first months of the year, the market saw severe sell-offs in May and June, only to find relief late in the second quarter, as equities rebounded and erased much of the earlier losses.

Behind the market's recent jitters are an increasingly troubled geopolitical climate and persistent high crude oil prices, which is heightening inflation risks. Most importantly, uncertainties over monetary policy and the Federal Reserve's ongoing struggle to find balance over growth and interest rates have significantly augmented investor's risk aversion and market volatility.

Due to the market's renewed caution over the near term outlook, small capitalization stocks, which led earlier in the year, trailed larger stocks as did companies with high expected growth. Companies in the energy sector posted the best return for the first half of the year, with consumer staples and materials among the leaders. Technology stocks suffered the largest setback during the market pullback, followed by health care and consumer discretionary stocks.

Although correctly overweighted in the energy and consumer staples sectors, the Fund underweighted the materials sector and was heavily positioned in technology, lessening its allocation effect. Additionally, because the companies in the Fund were smaller and had much higher growth characteristics, they lagged the Russell 2000 Growth Index companies. Nearly 82% of the Fund comprised of companies with market cap below $1.0 billion, compared to 45% in the Index. Over 36% of the companies in the Fund had expected earnings growth characteristics in excess of 25%, versus 17% for the Index.


Given the recent market declines, especially in the more prominent sectors, there currently are ample buying opportunities. While the downturn was broad, it was not company specific and ignores solid corporate profits and promising futures of many leading companies. The corporate sector is in its best financial shape in decades, and, as evidenced by the increased stock buyback and merger and acquisition activities by companies, stocks now trade at low valuations.

While headlines of late have been predominantly negative, the basic conditions in the U.S. economy are still sound and supportive of higher price multiples. Corporate earnings have actually been on target and have largely outpaced stock prices in the recent past. As the economy grows at a reduced but sustainable rate in the second half, cyclical inflation pressures may moderate, possibly putting an end to the rate increases.

PORTFOLIO COMPOSITION AS OF 6/30/06


                                                                  PERCENT OF
                                                              TOTAL INVESTMENTS1
                                                              ------------------
 Technology                                                          28.5%

 Industrials                                                         23.2%

 Health Care                                                         13.7%

 Consumer Discretionary                                              12.7%

 Energy                                                              10.0%

 Financials                                                           5.8%

 Consumer Staples                                                     4.4%

 Materials & Processing                                               1.7%

                                                                    ------
                                                                    100.0%

                                                                    ======


1 Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
SMALL CAP VALUE FUND

The Penn Series Small Cap Value Fund returned 6.11% for the six-month period ending June 30, 2006, compared to the 10.44% return for its benchmark, the Russell 2000 Value Index.

Our focus on quality value stocks at attractive valuations serves us well in the majority of market environments. We believe that over a full market cycle, this emphasis will enable us to avoid value stocks that are priced at a discount for a valid reason, beat the market and, therefore, potentially outperform the benchmark. We continue to find attractively priced quality companies, which we believe have compelling prospects. We maintain our focus on companies led by shareholder-oriented management teams that generate strong free cash flow with a return on invested capital above their cost of capital. We believe this focused effort should enable us to outperform the benchmark over time.

In Industrials, top holding Wabash International experienced some challenges during the reporting period. The truck trailer maker's quarterly results were less than anticipated due to short term margin pressure resulting from an increase in manufacturing capital investment. However, we believe these expenses should yield long-term productivity enhancements. Despite this weakness, demand continues to be robust and we believe the company should benefit from a mix of cost reductions, price increases, and market share gains. In Technology, Hutchinson Technology. a manufacturer of hard disk drive suspensions detracted from performance. Its shares declined after the company lowered guidance for the second quarter due to concern over customer ordering patterns.

The Fund benefited from several favorable merger and acquisition transactions. Aztar Corporation, a casino operator, was up sharply after the company agreed to favorable acquisition terms from potential suitors who offered competing bids for the company's highly desirable land on the Las Vegas strip. In the Energy sector, Parallel Petroleum emerged as a top performer after recent acquisition activity in the industry highlighted the value of well managed natural-gas producers with attractive assets.

As we move into the second half of 2006, we remain firmly committed to our quality-focused investment style. We think management teams will experience varying degrees of success as they strive to contain rising commodity, regulatory and operating costs. The merger and acquisition environment should also remain strong as private equity firms and corporate buyers compete for attractive assets. Over time, we believe our sharp attention to fundamental analysis and disciplined valuation will serve our investors well despite short-term swings in market trends.

PORTFOLIO COMPOSITION AS OF 6/30/06


                                                                  PERCENT OF
                                                              TOTAL INVESTMENTS1
                                                              ------------------
 Financials                                                          34.0%

 Industrials                                                         17.0%

 Technology                                                          13.0%

 Consumer Discretionary                                              12.7%

 Energy                                                               5.5%

 Materials & Processing                                               5.3%

 Utilities                                                            4.6%

 Health Care                                                          3.8%

 Consumer Staples                                                     3.0%

 Telecommunications                                                   1.1%

                                                                    ------
                                                                    100.0%

                                                                    ======


1 Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
INTERNATIONAL EQUITY FUND

The Penn Series International Equity Fund returned 10.95% for the six-month period ending June 30, 2006, compared to the 10.50% return for its benchmark, the MSCI EAFE Index.

The Fund performed in line with the Index for the six month period ending June 2006, although we did perform better during the second half of the sell-off. Our performance in the second half of the sell-off was not too unusual because in the first stage of sharp market falls everything tends to sell off and then only after a little time does the quality of our portfolio begin to outshine the Index. It, of course, remains to be seen whether we would "behave" in the same way going forward. "Forecasting rain doesn't count, building arches does," has been our dictum.

We believe that the best way to outperform the market over time is to invest in well-managed businesses bought at reasonable prices. We define well-managed businesses as those companies with high pricing power, low to moderate needs for capital, and the ability to earn a high ROE on a growing equity base. Quality companies generate free cash flow and have consistent financial performances, favorable and sustainable long-term economic prospects, and competent executive teams that can be counted on to use cash flow wisely. We believe that growth must be value enhancing for shareholders, meaning that long-term returns on invested capital will eventually exceed its costs and that management will be disciplined enough to channel the rewards from the business back to its shareholders.

We're further emphasizing our investment philosophy here because we're at a time when profit margins have been at record high levels globally for both high quality and low quality names. Low quality names in our opinion are companies that: 1) lever their balance sheet, taking on excess debt to fund growth, 2) lever their operations, meaning they have high fixed costs and low variable costs, and 3) provide undifferentiated products. In a low interest rate environment, the cost of debt is cheap. In markets where there is tight capacity, products don't need to be differentiated, especially when the cost of acquiring a customer is fairly low. But these types of business models only work well when there are favorable economic conditions. If interest rates rise, if demand is overestimated, or if there is excess capacity, the result could be significant profit margin compression.

There are also fears about rising interest rates and inflation. That is why we only invest in high-quality names that have low or moderate debt and operate in industries that are unlikely to experience major changes. We only use normalized earnings as part of our valuations as well. We don't ever want to make investment decisions based on one year's earnings, which could be at the peak or conversely the trough of the cycle. And while obviously growth is an important component in our calculation of value, price is also a vital consideration because the best way to achieve capital appreciation is to invest at attractive and reasonable prices.

PORTFOLIO COMPOSITION AS OF 6/30/06


                                                                  PERCENT OF
                                                              TOTAL INVESTMENTS1
                                                              ------------------
 United Kingdom                                                      24.2%

 Spain                                                               11.2%

 Switzerland                                                         10.1%

 Australia                                                            8.1%

 United States                                                        8.0%

 Japan                                                                7.1%

 Korea                                                                5.5%

 Ireland                                                              5.2%

 France                                                               3.8%

 Netherlands                                                          3.1%

 Belgium                                                              2.9%

 Mexico                                                               2.3%

 South Africa                                                         1.9%

 Hong Kong                                                            1.8%

 Sweden                                                               1.8%

 Italy                                                                1.5%

 Brazil                                                               1.3%

 India                                                                0.2%

                                                                    ------
                                                                    100.0%

                                                                    ======


1 Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
REIT FUND

The Penn Series REIT Fund returned 12.20% for the six-month period ending June 30, 2006, compared to the 14.07% return for its benchmark, the Wilshire Real Estate Securities Index.

Returns for the REIT sector were influenced positively by continued improvement in real estate fundamentals, which led to good earnings growth. In addition, several REITs going private at premiums to their then current share price has a positive impact on performance. Offsetting the previously mentioned positive factors was continued uncertainty about the direction of the Federal Reserve regarding interest rates and the dislocation in the broader financial markets during the second quarter of 2006.

Overall, both the security selection and allocation effects were negative. The negative security selection was driven by weak security selection in the Office sector, which was driven by an overweight of Brookfield Properties. On a positive note, the Hotel sector contributed to security selection due to overweighting Starwood Hotels and Resorts and LaSalle Hotel Properties. Strong security selection was also seen in the Regional Retail sector, driven by not owning Mills Corp. and overweighting Simon Property Group.

A relative overweight to the Health Care sector and underweight to the Office sector (the second-best performing sector of the benchmark) hurt relative performance from a sector allocation perspective. The Benchmark does not hold any health care securities so the portfolio's holding in Ventas, which underperformed, hurt relative performance. Although sector allocation was negative overall, overweighting the Apartment sector offered some positive relative performance.

After such strong returns during the first quarter of 2006, it shouldn't be surprising to investors the REIT group traded sideways for the second quarter. The question is where do REITs trade for the remainder of 2006? Heitman believes that healthy economic growth is expected to continue in 2006 and into 2007 resulting in improvements in real estate fundamentals. We foresee that stronger real estate fundamentals will lead to increased cash flow growth at the company level. Our expectations are for earnings growth to be stronger for all property sectors in 2006 vs. 2005 and even stronger in 2007 vs. 2006.

We also foresee that internal growth through improvements in core portfolio performance will accelerate as real estate fundamentals improve. Sectors with shorter lease terms will see the most growth, but sectors with longer lease terms will see the most acceleration in growth. Finally, external growth through development will continue, but external growth through accretive acquisitions will be challenging as competition for acquisitions remain.

PORTFOLIO COMPOSITION AS OF 6/30/06


                                                                  PERCENT OF
                                                              TOTAL INVESTMENTS1
                                                              ------------------
 Apartments                                                          18.5%

 Office                                                              18.1%

 Regional Malls                                                      15.0%

 Strip Centers                                                       11.7%

 Hotels                                                              11.5%

 Diversified                                                          7.2%

 Self-Storage                                                         5.9%

 Mixed Industrial/Office                                              4.8%

 Industrial                                                           3.2%

 Net Lease                                                            2.0%

 Factory Outlets                                                      1.3%

 Manufactured Homes                                                   0.8%

                                                                    ------
                                                                    100.0%

                                                                    ======


1 Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

IMPORTANT INFORMATION ABOUT FUND EXPENSES
HYPOTHETICAL EXAMPLES OF A $1,000 INVESTMENT

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning January 1, 2006 and held through June 30, 2006. The examples illustrate your fund's costs in two ways:

ACTUAL FUND PERFORMANCE in the table below provides information about actual account values and actual expenses. The "Ending Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% ANNUAL RETURN is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case - because the return used is not the fund's actual return - the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                                               BEGINNING     ENDING     ANNUALIZED     EXPENSES
                                                                                 VALUE        VALUE       EXPENSE     PAID DURING
                                                                                 1/1/06      6/30/06      RATIO1        PERIOD*


 MONEY MARKET FUND

 Actual Fund Performance                                                       $1,000.00    $1,021.00      0.51%         $2.54

 Hypothetical 5% Annual Return                                                 $1,000.00    $1,022.69      0.51%         $2.54


 LIMITED MATURITY BOND FUND

 Actual Fund Performance                                                       $1,000.00    $1,011.70      0.62%         $3.11

 Hypothetical 5% Annual Return                                                 $1,000.00    $1,022.11      0.62%         $3.13


 QUALITY BOND FUND

 Actual Fund Performance                                                       $1,000.00    $1,002.00      0.62%         $3.10

 Hypothetical 5% Annual Return                                                 $1,000.00    $1,022.11      0.62%         $3.13


 HIGH YIELD BOND FUND

 Actual Fund Performance                                                       $1,000.00    $1,021.10      0.84%         $4.22

 Hypothetical 5% Annual Return                                                 $1,000.00    $1,021.03      0.84%         $4.22

IMPORTANT INFORMATION ABOUT FUND EXPENSES
HYPOTHETICAL EXAMPLES OF A $1,000 INVESTMENT


                                                                               BEGINNING     ENDING     ANNUALIZED     EXPENSES
                                                                                 VALUE        VALUE       EXPENSE     PAID DURING
                                                                                 1/1/06      6/30/06      RATIO1        PERIOD*


 FLEXIBLY MANAGED FUND

 Actual Fund Performance                                                       $1,000.00    $1,036.70      0.84%         $4.22

 Hypothetical 5% Annual Return                                                 $1,000.00    $1,021.06      0.84%         $4.19


 GROWTH STOCK FUND

 Actual Fund Performance                                                       $1,000.00    $1,006.90      0.97%         $4.84

 Hypothetical 5% Annual Return                                                 $1,000.00    $1,020.39      0.97%         $4.87


 LARGE CAP VALUE FUND

 Actual Fund Performance                                                       $1,000.00    $1,058.10      0.88%         $4.49

 Hypothetical 5% Annual Return                                                 $1,000.00    $1,020.84      0.88%         $4.41


 LARGE CAP GROWTH FUND

 Actual Fund Performance                                                       $1,000.00    $  975.00      0.88%         $4.31

 Hypothetical 5% Annual Return                                                 $1,000.00    $1,020.84      0.88%         $4.41


 INDEX 500 FUND

 Actual Fund Performance                                                       $1,000.00    $1,025.60      0.35%         $1.76

 Hypothetical 5% Annual Return                                                 $1,000.00    $1,023.47      0.35%         $1.76


 MID CAP GROWTH FUND

 Actual Fund Performance                                                       $1,000.00    $1,044.10      1.00%         $5.07

 Hypothetical 5% Annual Return                                                 $1,000.00    $1,020.25      1.00%         $5.01


 MID CAP VALUE FUND

 Actual Fund Performance                                                       $1,000.00    $1,023.10      0.84%         $4.23

 Hypothetical 5% Annual Return                                                 $1,000.00    $1,021.03      0.84%         $4.22


 STRATEGIC VALUE FUND

 Actual Fund Performance                                                       $1,000.00    $1,006.10      1.07%         $5.32

 Hypothetical 5% Annual Return                                                 $1,000.00    $1,019.90      1.07%         $5.36


 SMALL CAP GROWTH FUND

 Actual Fund Performance                                                       $1,000.00    $1,045.70      1.02%         $5.16

 Hypothetical 5% Annual Return                                                 $1,000.00    $1,020.16      1.02%         $5.09


 SMALL CAP VALUE FUND

 Actual Fund Performance                                                       $1,000.00    $1,061.10      1.15%         $5.86

 Hypothetical 5% Annual Return                                                 $1,000.00    $1,019.52      1.15%         $5.74


 INTERNATIONAL EQUITY FUND

 Actual Fund Performance                                                       $1,000.00    $1,109.50      1.22%         $6.38

 Hypothetical 5% Annual Return                                                 $1,000.00    $1,019.15      1.22%         $6.11


 REIT FUND

 Actual Fund Performance                                                       $1,000.00    $1,122.00      1.00%         $5.27

 Hypothetical 5% Annual Return                                                 $1,000.00    $1,020.24      1.00%         $5.02







 ---------------
 1 Ratio for the six-month period.
 * Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181 days), then divided by 365.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
MONEY MARKET FUND



                                                                 PAR      VALUE
                                                                (000)     (000)+
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 16.1%
--------------------------------------------------------------------------------
CHEMICALS -- 1.2%
Air Products
 5.150%, 07/10/06                                               $1,000   $   999
                                                                         -------
FINANCE -- 8.2%
Avon Capital
 5.030%, 07/19/06                                                3,500     3,491
Societe Generale
 5.070%, 07/11/06                                                  675       674
UBS Finance
 5.100%, 07/06/06                                                  575       575
 5.180%, 07/06/06                                                  900       899
 5.120%, 07/12/06                                                  400       399
 5.130%, 07/24/06                                                  425       424
 5.170%, 07/31/06                                                  222       221
                                                                         -------
                                                                           6,683
                                                                         -------
INSURANCE -- 4.3%
New York Life
 5.110%, 07/25/06                                                3,500     3,488
                                                                         -------
MACHINERY & HEAVY EQUIPMENT -- 2.4%
Caterpillar
 5.100%, 07/05/06                                                2,000     1,999
                                                                         -------
TOTAL COMMERCIAL PAPER
(COST $13,169)                                                            13,169
                                                                         -------
--------------------------------------------------------------------------------
CORPORATE BONDS -- 69.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 2.4%
United Technologies Corp.
 4.875%, 11/01/06                                                2,000     1,980
                                                                         -------
BANKING -- 17.7%
American Express Bank
 5.168%, 11/16/06                                                1,000     1,000
Bank of America Corp.
 7.125%, 09/15/06                                                1,500     1,508
Chase Manhattan Corp.
 7.875%, 07/15/06                                                2,000     2,002
PNC Funding Corp.
 5.750%, 08/01/06                                                3,522     3,523
U.S. Bank, N.A.
 5.126%, 07/28/06                                                2,750     2,750
Union Bank Switzerland -- New York
 7.250%, 07/15/06                                                  875       876
Washington Mutual
 5.450%, 07/25/06                                                2,750     2,750
                                                                         -------
                                                                          14,409
                                                                         -------
COMPUTER SERVICES & SOFTWARE -- 1.2%
IBM Corp.
 4.875%, 10/01/06                                                1,000       998
                                                                         -------
ENERGY RESOURCES & SERVICES -- 3.0%
FPL Group, Inc.
 7.625%, 09/15/06                                                2,400     2,411
                                                                         -------
FINANCE -- 23.8%
AIG Lease International Finance
 5.650%, 08/15/06                                                2,000     2,001
American Express Co.
 5.500%, 09/12/06                                                  800       800




                                                                 PAR      VALUE
                                                                (000)     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCE -- (CONTINUED)
American General Finance Corp.
 5.875%, 07/14/06                                               $1,000   $ 1,000
American Honda Finance
 5.340%, 08/15/06                                                  775       775
CIT Group, Inc.
 5.203%, 08/18/06                                                3,000     3,000
Goldman Sachs Group, Inc.
 5.149%, 08/01/06                                                1,500     1,500
 4.880%, 11/07/06                                                2,000     2,001
Household Finance Corp.
 7.200%, 07/15/06                                                1,500     1,501
John Deere Capital Corp.
 1.000%, 08/24/06                                                  700       700
JP Morgan Chase & Co.
 5.625%, 08/15/06                                                1,250     1,251
Marshall & Isley
 5.020%, 10/02/06                                                  450       450
Merrill Lynch & Co.
 5.596%, 09/18/06                                                1,000     1,000
SLM Corp.
 5.529%, 09/15/06                                                  775       775
Wells Fargo Co.
 7.125%, 08/15/06                                                2,000     2,004
 5.419%, 09/15/06                                                  700       700
                                                                         -------
                                                                          19,458
                                                                         -------
FOOD & BEVERAGES -- 1.8%
Coca-Cola Enterprises, Inc.
 5.375%, 08/15/06                                                1,475     1,475
                                                                         -------
INSURANCE -- 8.3%
Aegon NV
 8.000%, 08/15/06                                                2,000     2,006
Allstate Life Global Funding
 5.447%, 09/22/06                                                3,000     3,000
Massmutual Global
 7.000%, 07/07/06                                                1,000     1,000
Prudential Insurance 144A @
 6.375%, 07/23/06                                                  750       751
                                                                         -------
                                                                           6,757
                                                                         -------
INVESTMENT COMPANIES -- 4.9%
Alliance Capital
 5.625%, 08/15/06                                                4,000     4,000
                                                                         -------
MANUFACTURING -- 0.3%
Toyota Motor Corp.
 5.180%, 08/25/06                                                  250       250
                                                                         -------
OIL & GAS -- 0.6%
Burlington Resources
 5.600%, 12/01/06                                                  500       500
                                                                         -------
PHARMACEUTICALS -- 3.4%
Abbott Laboratories
 5.625%, 07/01/06                                                1,539     1,539
Merck & Co., Inc.
 5.250%, 07/01/06                                                1,225     1,225
                                                                         -------
                                                                           2,764
                                                                         -------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
MONEY MARKET FUND



                                                                 PAR      VALUE
                                                                (000)     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RETAIL -- 0.1%
Wal-Mart Stores, Inc.
 5.450%, 08/01/06                                               $  115   $   115
                                                                         -------
TELECOMMUNICATIONS -- 1.8%
BellSouth Corp.
 5.000%, 10/15/06                                                1,500     1,499
                                                                         -------
TOTAL CORPORATE BONDS
(COST $56,616)                                                            56,616
                                                                         -------
--------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES -- 13.1%
--------------------------------------------------------------------------------
HEALTHCARE -- 1.5%
Barton Healthcare, LLC
 5.380%, 02/15/25                                                  255       255
Fairview Hospital & Healthcare Services
 5.390%, 11/01/15                                                  300       300
St. Francis Healthcare Foundation
 5.860%, 08/01/12                                                  685       685
                                                                         -------
                                                                           1,240
                                                                         -------
MUNICIPAL BONDS -- 9.2%
Berks County, PA, Industrial Development Authority
 5.500%, 06/01/15                                                  450       450
Columbia County, GA Development Authority
 5.360%, 03/01/10                                                  800       800
Harris County, TX, Sports Authority Special Revenue
 5.400%, 11/15/30                                                2,200     2,200
Illinois Development Finance Authority
 5.380%, 11/01/14                                                  600       600
Montgomery County, PA Industrial Development Authority
 5.450%, 03/01/10                                                  540       540
New York, NY -- Subseries-A-9
 5.360%, 11/01/23                                                2,000     2,000
Philadelphia Authority-For Industrial
  Development-Marketplace
 5.370%, 07/01/10                                                  870       870
                                                                         -------
                                                                           7,460
                                                                         -------
PARKING FACILITIES -- 2.4%
Liliha Parking LP
 5.860%, 08/01/24                                                1,960     1,960
                                                                         -------
TOTAL VARIABLE RATE DEMAND NOTES
(COST $10,660)                                                            10,660
                                                                         -------


                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.5%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds --
 TempFund                                                     396,103    $   396
Evergreen Prime Cash Management Money
 Market Fund                                                  822,142        822
                                                                         -------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,218)                                                              1,218
                                                                         -------
TOTAL INVESTMENTS -- 100.0%
(COST $81,663)                                                           $81,663
                                                                         =======

______________
+   See Note 1 to Financial Statements.
@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.


-----------------------------------------------------------------------------------------------------------------------------------
   MATURITY                                                                                    MARKET        % OF
   SCHEDULE                                                                                 VALUE (000)    PORTFOLIO   (CUMULATIVE)
-----------------------------------------------------------------------------------------------------------------------------------
  1 --   7 days                                                                               $19,115        23.4%         23.4%
  8 --  14 days                                                                                 3,072         3.8%         27.2%
 15 --  30 days                                                                                18,032        22.1%         49.3%
 31 --  60 days                                                                                22,821        27.9%         77.2%
 61 --  90 days                                                                                10,194        12.5%         89.7%
 91 -- 120 days                                                                                 2,947         3.6%         93.3%
121 -- 150 days                                                                                 4,981         6.1%         99.4%
over 150 days                                                                                     501         0.6%        100.0%
 -------------------------------------------------------------------------------------------------------------------
                                                                                              $81,663       100.0%
                                                                                              =======       ======

Average Weighted Maturity -- 39 days

The accompanying notes are an intergral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
LIMITED MATURITY BOND FUND



                                                                  PAR      VALUE
                                                                 (000)    (000)+
--------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 22.9%
--------------------------------------------------------------------------------
U.S. TREASURY INFLATION INDEXED NOTES -- 4.5%
 3.375%, 01/15/07#                                               $1,500   $1,911
                                                                          ------
U.S. TREASURY OBLIGATIONS -- 18.4%
 4.250%, 10/31/07                                                 3,000    2,963
 4.125%, 08/15/08#                                                3,400    3,333
 4.875%, 04/30/11#                                                  500      495
 4.875%, 05/31/11#                                                1,000      990
                                                                          ------
                                                                           7,781
                                                                          ------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $9,761)                                                              9,692
                                                                          ------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 16.7%
--------------------------------------------------------------------------------
Federal National Mortgage Association
 5.000%, 01/25/12++                                                 118       --
 6.850%, 09/15/19                                                   400      383
 5.500%, 02/25/28                                                 1,315    1,307
 6.000%, 10/15/30                                                 1,273    1,275
 4.384%, 12/01/33                                                 2,813    2,756
 3.500%, 04/01/34                                                 1,417    1,359
                                                                          ------
TOTAL AGENCY OBLIGATIONS
(COST $7,281)                                                              7,080
                                                                          ------
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 37.6%
--------------------------------------------------------------------------------
Asset Securitization Corp.
 7.400%, 10/13/26                                                   593      598
                                                                          ------
Atherton Franchisee Loan Funding
 6.720%, 05/15/20                                                 1,484    1,482
                                                                          ------
Banc of America Commercial Mortgage, Inc.
 4.894%, 11/10/42                                                 1,000      966
                                                                          ------
Bear Stearns Commercial Mortgage Securities, Inc.
 6.080%, 02/15/35                                                   757      762
 4.521%, 11/11/41                                                 1,000      940
                                                                          ------
                                                                           1,702
                                                                          ------
Conseco Finance Securitizations Corp.
 5.790%, 04/01/24                                                   419      418
                                                                          ------
Enterprise Mortgage Acceptance Co.
 6.380%, 01/15/25                                                   165      164
                                                                          ------
GE Capital Commercial Mortgage Corp.
 6.079%, 05/15/33                                                   411      413
 5.033%, 12/10/35                                                    81       81
 5.560%, 06/10/38                                                   804      802
                                                                          ------
                                                                           1,296
                                                                          ------
Green Tree Financial Corp.
 7.650%, 04/15/19                                                   424      436
 7.250%, 09/15/26                                                   391      400
 7.330%, 03/01/30                                                   214      215
 6.500%, 02/01/31                                                 1,120    1,119
                                                                          ------
                                                                           2,170
                                                                          ------
JP Morgan Chase Commercial Mortgage Security Corp.
 5.822%, 05/12/34                                                 1,250    1,254
 5.464%, 10/12/35                                                 1,120    1,111
 4.278%, 05/15/41                                                 1,163    1,130
                                                                          ------
                                                                           3,495
                                                                          ------




                                                               PAR        VALUE
                                                              (000)       (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust
 5.401%, 03/15/26                                           $      165   $   164
 4.567%, 06/15/29                                                1,000       974
 4.821%, 04/15/30                                                2,000     1,941
                                                                         -------
                                                                           3,079
                                                                         -------
NationsLink Funding Corp.
 7.229%, 06/20/31                                                   52        53
                                                                         -------
PNC Mortgage Acceptance Corp.
 5.910%, 03/12/34                                                  486       487
                                                                         -------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $16,213)                                                            15,910
                                                                         -------

                                                            NUMBER OF
                                                              SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.4%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds --
 TempFund                                                    1,702,749     1,703
Evergreen Prime Cash Management Money
 Market Fund                                                 1,016,812     1,017
                                                                         -------
TOTAL SHORT-TERM INVESTMENTS
(COST $2,720)                                                              2,720
                                                                         -------
                                                               PAR
                                                              (000)
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 16.4%
--------------------------------------------------------------------------------
Institutional Money Market Trust
 5.251%, 07/03/06                                           $    6,926     6,926
                                                                         -------
(COST $6,926)
TOTAL INVESTMENTS -- 100.0%
(COST $42,901)                                                           $42,328
                                                                         =======

______________
+  See Note 1 to Financial Statements.
#  Security position is either entirely or partially on loan.
++ Interest Only. "Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of the principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) affect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows on June 30, 2006."

The accompanying notes are an intergral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
QUALITY BOND FUND



                                                                 PAR      VALUE
                                                                (000)     (000)+
--------------------------------------------------------------------------------
CORPORATE BONDS -- 2.5%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.5%
United Technologies Corp.
 5.400%, 05/01/35                                              $ 1,000   $   898
                                                                         -------
AUTOMOBILES & RELATED -- 0.4%
Ford Motor Co.#
 7.450%, 07/16/31                                                1,000       722
                                                                         -------
CABLE OPERATORS -- 0.7%
Tele-Communications, Inc.
 9.875%, 06/15/22                                                1,000     1,263
                                                                         -------
PHARMACEUTICALS -- 0.4%
Genentech, Inc.
 5.250%, 07/15/35                                                1,000       863
                                                                         -------
RETAIL -- 0.5%
Wal-Mart Stores, Inc.
 5.250%, 09/01/35                                                1,000       873
                                                                         -------
TOTAL CORPORATE BONDS
(COST $4,830)                                                              4,619
                                                                         -------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 31.9%
--------------------------------------------------------------------------------
U.S. TREASURY BONDS -- 2.1%
 5.375%, 02/15/31                                                4,000     4,069
                                                                         -------
U.S. TREASURY NOTES -- 29.8%
 4.375%, 12/15/10#                                              15,000    14,570
 4.750%, 03/31/11#                                              10,000     9,849
 4.875%, 04/30/11#                                               9,000     8,908
 4.875%, 05/31/11#                                              14,000    13,858
 4.500%, 11/15/15#                                               9,500     9,049
                                                                         -------
                                                                          56,234
                                                                         -------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $61,099)                                                            60,303
                                                                         -------
--------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 11.7%
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 9.1%
 6.850%, 09/15/19                                                2,933     2,813
 5.500%, 08/15/21++                                                161         2
 5.500%, 02/25/28                                                5,261     5,226
 6.000%, 10/15/30                                                5,090     5,099
 3.500%, 04/01/34                                                4,250     4,077
                                                                         -------
                                                                          17,217
                                                                         -------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.1%
 9.000%, 10/15/30                                                   17        19
 9.000%, 11/15/30                                                   16        18
 9.000%, 11/15/30                                                  103       111
                                                                         -------
                                                                             148
                                                                         -------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.5%
Federal Home Loan Mortgage Association Co.
 4.500%, 03/15/26                                                4,866     4,753
                                                                         -------
TOTAL AGENCY OBLIGATIONS
(COST $22,431)                                                            22,118
                                                                         -------




                                                               PAR        VALUE
                                                              (000)       (000)+
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 26.6%
--------------------------------------------------------------------------------
Atherton Franchisee Loan Funding
 7.230%, 04/15/12                                           $    2,247   $ 2,275
                                                                         -------
Banc of America Commercial Mortgage, Inc.
 5.039%, 11/10/42                                                6,000     5,798
                                                                         -------
Bear Stearns Commercial Mortgage Securities, Inc.
 4.521%, 11/11/41                                                5,000     4,699
                                                                         -------
Conseco Finance Securitizations Corp.
 7.620%, 05/01/31                                                   32        32
 7.470%, 02/01/32                                                  178       178
 7.730%, 04/01/32                                                  240       231
 5.790%, 05/01/33                                                1,676     1,672
                                                                         -------
                                                                           2,113
                                                                         -------
Enterprise Mortgage Acceptance Co.
 6.380%, 01/15/25                                                  593       592
                                                                         -------
GE Capital Commercial Mortgage Corp.
 6.079%, 05/15/33                                                1,642     1,654
 5.560%, 06/10/38                                                4,230     4,220
                                                                         -------
                                                                           5,874
                                                                         -------
Green Tree Financial Corp.
 7.240%, 11/15/28                                                  785       252
 6.080%, 12/01/30                                                   46        46
 7.330%, 04/01/31                                                  855       858
                                                                         -------
                                                                           1,156
                                                                         -------
JP Morgan Chase Commercial Mortgage Security
 Corp.
 5.822%, 05/12/34                                                6,250     6,270
 5.464%, 10/12/35                                                4,480     4,445
 4.278%, 05/15/41                                                6,050     5,875
                                                                         -------
                                                                          16,590
                                                                         -------
LB-UBS Commercial Mortgage Trust
 5.401%, 03/15/26                                                  474       474
 4.567%, 06/15/29                                                6,000     5,843
 4.821%, 04/15/30                                                3,000     2,911
                                                                         -------
                                                                           9,228
                                                                         -------
PNC Mortgage Acceptance Corp.
5.910%, 03/12/34                                                 1,944     1,947
                                                                         -------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $51,147)                                                            50,272
                                                                         -------
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 1.1%
--------------------------------------------------------------------------------
Railcar Leasing L.L.C.
 7.125%, 01/15/13                                                2,000     2,061
                                                                         -------
(COST $ 2,009)
                                                            NUMBER OF
                                                              SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.0%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds -- TempFund                                           5,338,884     5,339
Evergreen Prime Cash Management
 Money Market Fund                                             256,702       257
                                                                         -------
TOTAL SHORT-TERM INVESTMENTS
(COST $5,596)                                                              5,596
                                                                         -------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
QUALITY BOND FUND



                                                                PAR       VALUE
                                                               (000)     (000)+
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 23.2%
--------------------------------------------------------------------------------
Barclays Time Deposit
 5.280%, 07/03/06                                             $   105   $    105
Institutional Money Market Trust
 5.251%, 07/03/06                                              43,591     43,591
KBC Bank Time Deposit
 5.281%, 07/03/06                                                 150        150
                                                                        --------
TOTAL SECURITIES LENDING COLLATERAL
(COST $ 43,846)                                                           43,846
                                                                        --------
TOTAL INVESTMENTS -- 100.0%
(COST $ 190,958)                                                        $188,815
                                                                        ========

____________________
+  See Note 1 to Financial Statements.
#  Security position is either entirely or partially on loan.
++ Interest Only. "Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of the principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) affect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows on June 30, 2006."

The accompanying notes are an intergral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
HIGH YIELD BOND FUND



                                                                  PAR      VALUE
                                                                 (000)    (000)+
--------------------------------------------------------------------------------
CORPORATE BONDS -- 94.4%
--------------------------------------------------------------------------------
ADVERTISING -- 2.6%
Advanstar Communications, Inc.
 10.750%, 08/15/10                                               $  300   $  322
Advanstar, Inc.
 15.000%, 10/15/11                                                  150      157
Affinity Group, Inc.
 10.875%, 02/15/12                                                   82       80
Lamar Advertising Co.
 2.875%, 12/31/10                                                   300      352
Lamar Media Corp.
 6.625%, 08/15/15                                                   175      162
R.H. Donnelley Finance Corp.
 10.875%, 12/15/12                                                  175      192
RH Donnelley Corp. 144A @
 8.875%, 01/15/16                                                   850      857
                                                                          ------
                                                                           2,122
                                                                          ------
AEROSPACE & DEFENSE -- 1.5%
BE Aerospace, Inc.
 8.500%, 10/01/10                                                    75       79
GenCorp, Inc.^
 9.500%, 08/15/13                                                   497      528
Moog, Inc.
 6.250%, 01/15/15                                                   200      188
Northwest Airlines, Inc.+++
 10.000%, 02/01/09                                                   75       36
Sequa Corp.
 9.000%, 08/01/09                                                    50       53
Transdigm Inc. 144A @
 7.750%, 07/15/14                                                   200      199
Vought Aircraft Industries, Inc.
 8.000%, 07/15/11                                                   200      181
                                                                          ------
                                                                           1,264
                                                                          ------
AGRICULTURAL PRODUCTS -- 0.1%
IMC Global, Inc.
 10.875%, 06/01/08                                                   25       27
 11.250%, 06/01/11                                                   25       26
 10.875%, 08/01/13                                                   50       56
                                                                          ------
                                                                             109
                                                                          ------
AUTOMOBILES & RELATED -- 4.0%
Commercial Vehicle Group, Inc.
 8.000%, 07/01/13                                                    50       48
Ford Motor Credit Co.
 7.375%, 10/28/09                                                 1,600    1,479
Goodyear Tire & Rubber Co.
 7.857%, 08/15/11                                                   225      209
Hertz Corporation 144A @
 8.875%, 01/01/14                                                   250      256
 10.500%, 01/01/16                                                  200      212
Lear Corp.
 8.110%, 05/15/09                                                   375      365
NationsRent, Inc.
 9.500%, 10/15/10                                                   200      213
Neff Rental/Neff Finance 144A @
 11.250%, 06/15/12                                                  200      216
Sunstate Equipment Co LLC 144 @
 10.500%, 04/01/13                                                  200      206
Tenneco, Inc.
 8.625%, 11/15/14                                                    75       75
                                                                          ------
                                                                           3,279
                                                                          ------




                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BROADCAST/MEDIA -- 3.2%
EchoStar Communications Corp.
 5.750%, 05/15/08                                                 $125    $  122
Echostar DBS Corp.
 6.625%, 10/01/14                                                  300       282
Fisher Communications, Inc.
 8.625%, 09/15/14                                                   75        78
Gray Television, Inc.
 9.250%, 12/15/11                                                  250       260
Haight Cross+
 19.054%, 08/15/11                                                 100        54
Liberty Media Holding Corp.
 4.000%, 11/15/29                                                  425       261
Lighthouse International Co. SA
 8.000%, 04/30/14                                                  275       371
Lin Television Corp., CV.
 2.500%, 05/15/33                                                   19        17
Medianews Group, Inc.
 6.875%, 10/01/13                                                  175       159
 6.375%, 04/01/14                                                   50        44
Nexstar Finance Inc.
 7.000%, 01/15/14                                                  100        91
Shaw Communications Inc.
 8.250%, 04/11/10                                                   50        52
Sinclair Broadcast Group
 8.750%, 12/15/11                                                  100       104
 8.000%, 03/15/12                                                  500       507
Videotron Ltee
 6.875%, 01/15/14                                                  175       166
 6.375%, 12/15/15                                                   50        46
                                                                          ------
                                                                           2,614
                                                                          ------
BUILDING & BUILDING SUPPLIES -- 1.1%
Building Materials Corp. of America
 7.750%, 08/01/14                                                  325       310
Dycom Industries, Inc.
 8.125%, 10/15/15                                                  175       175
Interline Brands Inc.
 8.125%, 06/15/14                                                  100       100
Norcraft Cos. LP
 9.000%, 11/01/11                                                  200       203
US Concrete Inc., 144A @
 8.375%, 04/01/14                                                  125       123
                                                                          ------
                                                                             911
                                                                          ------
BUILDING & REAL ESTATE -- 0.4%
Brand Services, Inc.
 12.000%, 10/15/12                                                 225       254
Mobile Mini, Inc.
 9.500%, 07/01/13                                                   81        87
                                                                          ------
                                                                             341
                                                                          ------
BUILDING PRODUCTS & SUPPLIES -- 0.3%
Texas Industries, Inc.
 7.250%, 07/15/13                                                  275       272
                                                                          ------
CABLE OPERATORS -- 1.4%
Charter Communications Operating LLC 144A @
 8.000%, 04/30/12                                                  625       622
CSC Holdings, Inc.
 7.250%, 07/15/08                                                  375       375

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
HIGH YIELD BOND FUND



                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CABLE OPERATORS -- (CONTINUED)
Kabel Deutschland 144A @
 10.625%, 07/01/14                                                $ 50    $   53
Mediacom Broadband LLC
 8.500%, 10/15/15                                                   75        72
                                                                          ------
                                                                           1,122
                                                                          ------
CHEMICALS -- 2.4%
Arco Chemical Co.
 10.250%, 11/01/10                                                  75        82
Compass Minerals International, Inc.+
 12.335%, 06/01/13                                                 525       478
Equistar Chemicals LP
 8.750%, 02/15/09                                                   50        52
Hercules, Inc.
 6.750%, 10/15/29                                                   50        47
Huntsman Co. LLC
 11.625%, 10/15/10                                                 163       180
Koppers, Inc.
 9.875%, 10/15/13                                                  222       238
Lyondell Chemical Co.
 11.125%, 07/15/12                                                 100       108
 10.500%, 06/01/13                                                 275       302
Phosphate Resource Partners LP
 7.000%, 02/15/08                                                  100       100
Rockwood Specialties Group, Inc.
 10.625%, 05/15/11                                                 200       214
 7.500%, 11/15/14                                                   75        74
Terra Capital
 11.500%, 06/01/10                                                 125       136
                                                                          ------
                                                                           2,011
                                                                          ------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 0.4%
Globix Corp.^
 11.000%, 05/01/08                                                  35        33
Juniper Networks, Inc.+
 (0.5630)%, 06/15/08                                               200       200
SS&C Technologies, Inc. 144A @
 11.750%, 12/01/13                                                  75        78
                                                                          ------
                                                                             311
                                                                          ------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 0.6%
Intel Corp. 144A @
 2.950%, 12/15/35                                                  200       168
UGS Corp.
 10.000%, 06/01/12                                                 275       296
                                                                          ------
                                                                             464
                                                                          ------
COMPUTER SERVICES & SOFTWARE -- 1.7%
Haights Cross Operating Co.^
 11.750%, 08/15/11                                                 200       205
Serena Software Inc. 144A @
 10.375%, 03/15/16                                                  75        75
Sungard Data Systems, Inc. 144A @
 9.125%, 08/15/13                                                  575       596
UGS Capital Corp. II 144A @
 5.880%, 06/01/11                                                  250       247
Unisys Corp.
 7.875%, 04/01/08                                                  100       100
 6.875%, 03/15/10                                                  100        93
 8.000%, 10/15/12                                                   75        70
                                                                          ------
                                                                           1,386
                                                                          ------




                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPUTERS & OFFICE EQUIPMENT -- 0.5%
Xerox Corp.
 6.875%, 08/15/11                                                 $ 50    $   50
 7.625%, 06/15/13                                                  150       151
 6.400%, 03/15/16                                                  251       237
                                                                          ------
                                                                             438
                                                                          ------
CONSUMER PRODUCTS -- 3.0%
Acco Brands Corp.
 7.625%, 08/15/15                                                  175       162
American Greetings Corp.
 7.375%, 06/01/16                                                   50        50
FTD, Inc.
 7.750%, 02/15/14                                                  294       289
Gregg Appliances
 9.000%, 02/01/13                                                  125       115
Jostens Holdings Corp.+
 10.254%, 12/01/13                                                 550       432
Jostens IH Corp.
 7.625%, 10/01/12                                                  300       291
Leslie's Poolmart
 7.750%, 02/01/13                                                  275       267
Norcraft Holdings/Capital+
 9.771%, 09/01/12                                                  225       182
Sealy Mattress Co.
 8.250%, 06/15/14                                                  275       275
Simmons Bedding Co.
 7.875%, 01/15/14                                                  200       187
 12.589%, 12/15/14+                                                275       183
                                                                          ------
                                                                           2,433
                                                                          ------
CONTAINERS -- 2.2%
AEP Industries, Inc.
 7.875%, 03/15/13                                                  200       200
Ball Corp.
 6.875%, 12/15/12                                                   75        73
Bway Corp.
 10.000%, 10/15/10                                                 150       158
Graham Packaging Co.
 8.500%, 10/15/12                                                   50        49
Graphic Packaging International Corp.
 8.500%, 08/15/11                                                  150       150
 9.500%, 08/15/13                                                  125       124
Greif Brothers Corp.
 8.875%, 08/01/12                                                  100       105
Owens-Brockway Glass Container, Inc.
 8.875%, 02/15/09                                                  325       335
 8.750%, 11/15/12                                                  250       260
 8.250%, 05/15/13                                                  150       150
Owens-Illinois, Inc.
 7.350%, 05/15/08                                                   75        76
Stone Container Corp.
 9.750%, 02/01/11                                                  100       103
                                                                          ------
                                                                           1,783
                                                                          ------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
HIGH YIELD BOND FUND



                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.2%
Chattem, Inc.
 7.000%, 03/01/14                                                 $150    $  145
                                                                          ------
DISTRIBUTION SERVICES -- 0.5%
ADESA Corp.
 7.625%, 06/15/12                                                  200       196
Aviall, Inc.
 7.625%, 07/01/11                                                  200       209
                                                                          ------
                                                                             405
                                                                          ------
DIVERSIFIED OPERATIONS -- 2.4%
Bombadier, Inc. 144A @
 6.750%, 05/01/12                                                  675       621
 6.300%, 05/01/14                                                  150       130
Covalence Specialty Material 144A @
 10.250%, 03/01/16                                                 125       120
Festival Fun Pk LLC. 144A @
 10.875%, 04/15/14                                                  75        74
Fisher Scientific International, Inc.
 6.125%, 07/01/15                                                  350       337
Leucadia Natl Corp.
 7.000%, 08/15/13                                                  275       267
Nell AF Sarl 144A @
 8.375%, 08/15/15                                                  450       433
                                                                          ------
                                                                           1,982
                                                                          ------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 1.5%
Celestica Inc.
 7.875%, 07/01/11                                                  225       221
Flextronics Intl Ltd.
 6.250%, 11/15/14                                                  125       117
Freescale Semiconductor, Inc.
 6.875%, 07/15/11                                                  175       176
 7.125%, 07/15/14                                                  100       101
L-3 Communications Corp.
 6.375%, 10/15/15                                                  200       191
Spansion LLC 144A @
 11.250%, 01/15/16                                                 150       152
Stats Chippac, Inc.
 6.750%, 11/15/11                                                  100        93
Telex Communications, Inc.^
 11.500%, 10/15/08                                                 200       212
                                                                          ------
                                                                           1,263
                                                                          ------
ENERGY RESOURCES & SERVICES -- 8.0%
AES Corp.
 9.375%, 09/15/10                                                  275       294
 8.875%, 02/15/11                                                  300       315
 7.750%, 03/01/14                                                   75        75
 9.000%, 05/15/15 144A @                                           400       430
Allegheny Energy Supply Co. LLC
 7.800%, 03/15/11                                                   50        52
 8.250%, 04/15/12 144A @                                            25        26
Allis-Chalmors Energy, Inc. 144A @
 9.000%, 01/15/14                                                  125       125
Alpha Natural Resources LLC
 10.000%, 06/01/12                                                 200       214
CMS Energy Corp.
 8.500%, 04/15/11                                                   50        52
Copano Energy LLC 144A
 8.125%, 03/01/16                                                  200       199




                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ENERGY RESOURCES & SERVICES -- (CONTINUED)
EL Paso Production Holding Co.
 7.750%, 06/01/13                                                 $150    $  151
Hilcorp Energy Co. 144A @
 10.500%, 09/01/10                                                 300       323
 7.750%, 11/01/15                                                   50        48
Invensys Plc 144A @
 9.875%, 03/15/11                                                  400       434
Massey Energy Co. 144A @
 6.875%, 12/15/13                                                  125       116
Midwest Generation LLC
 8.750%, 05/01/34                                                  425       450
Mirant Americas Generation, LLC
 8.300%, 05/01/11                                                  275       272
Mirant North America LLC 144A @
 7.375%, 12/31/13                                                  850       820
Mission Energy Holding Co.
 13.500%, 07/15/08                                                 200       223
NRG Energy, Inc.
 7.250%, 02/01/14                                                  100        98
 7.375%, 02/01/16                                                  775       756
Orion Power Holdings, Inc.
 12.000%, 05/01/10                                                 300       339
Petrohawk Energy Corp. 144A @
 9.125%, 07/15/13                                                  125       124
Sierra Pacific Resources
 7.803%, 06/15/12 ^                                                 25        25
 8.625%, 03/15/14                                                  250       265
Stone Energy Corp. 144A @
 8.240%, 07/15/10                                                  200       200
Utilicorp Canada Finance Corp.
 7.750%, 06/15/11                                                  150       155
                                                                          ------
                                                                           6,581
                                                                          ------
ENTERTAINMENT & LEISURE -- 2.9%
AMC Entertainment, Inc.
 8.000%, 03/01/14                                                  225       206
 11.000%, 02/01/16                                                 300       321
AMF Bowling Worldwide, Inc.
 10.000%, 03/01/10                                                 200       204
Cinemark, Inc.
 9.000%, 02/01/13                                                  100       105
 10.902%, 03/15/14+                                                625       484
Herbst Gaming, Inc.
 8.125%, 06/01/12                                                   50        50
 7.000%, 11/15/14                                                  225       214
K2, Inc.
 7.375%, 07/01/14                                                  200       192
MTR Gaming Group, Inc. 144A @
 9.000%, 06/01/12                                                   50        50
Pokagon Gaming Authority 144A @
 10.375%, 06/15/14                                                 225       233
Speedway Motorsports Inc.
 6.750%, 06/01/13                                                   25        24
Town Sports International, Inc.
 9.625%, 04/15/11                                                   80        83
Warner Music Group
 7.375%, 04/15/14                                                  200       194
                                                                          ------
                                                                           2,360
                                                                          ------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
HIGH YIELD BOND FUND



                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCE -- 5.1%
AAC Group Holding Corp 144A @
 12.750%, 10/01/12                                                $125    $  125
BCP Caylux Holdings Luxembourg SCA
 9.625%, 06/15/14                                                  385       418
Couche-Tard U.S./Finance
 7.500%, 12/15/13                                                  325       323
FBOP Capital Trust II 144A @^
 10.000%, 01/15/09                                                 150       156
FTI Consulting
 7.625%, 06/15/13                                                  200       202
General Motors Acceptance Corp.
 5.625%, 05/15/09                                                  225       214
 7.750%, 01/19/10                                                  450       448
 6.875%, 08/28/12                                                  700       660
Global Cash Access LLC
 8.750%, 03/15/12                                                  204       215
IAAI Finance Corp.
 11.000%, 04/01/13                                                 200       197
iPayment, Inc. 144A @
 9.750%, 05/15/14                                                  250       249
Nexstar Finance Holdings LLC Incorporated+
 11.068%, 04/01/13                                                 300       243
Poster Financial Group Inc.
 8.750%, 12/01/11                                                  250       260
Rafealla Apparel Group 144A @
 11.250%, 06/15/11                                                 225       216
Rainbow National Services 144A @
 8.750%, 09/01/12                                                   75        79
Stone Container Finance
 7.375%, 07/15/14                                                  250       221
                                                                          ------
                                                                           4,226
                                                                          ------
FOOD & BEVERAGES -- 1.8%
Agrilink Foods, Inc.^
 11.875%, 11/01/08                                                  69        70
B&G Foods, Inc.
 8.000%, 10/01/11                                                  275       275
Del Monte Corp.
 8.625%, 12/15/12                                                  275       283
Dole Foods Co.
 8.625%, 05/01/09                                                  125       119
 8.875%, 03/15/11                                                  225       211
Le-Natures, Inc. 144A @
 10.000%, 06/15/13                                                 200       211
Pierre Foods, Inc.
 9.875%, 07/15/12                                                  100       102
Wornick Co.
 10.875%, 07/15/11                                                 200       201
                                                                          ------
                                                                           1,472
                                                                          ------
HEALTHCARE -- 4.0%
Community Health Systems, Inc.
 6.500%, 12/15/12                                                  175       166
Concentra Operating Corp.
 9.500%, 08/15/10                                                  100       104
 9.125%, 06/01/12                                                  175       181
CRC Health Corp. 144A @
 10.750%, 02/01/16                                                 175       178
Fresenius Medical Care Capital Trust II
 7.875%, 02/01/08                                                   25        25




                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HEALTHCARE -- (CONTINUED)
Genesis HealthCare Corp.
 8.000%, 10/15/13                                                 $225    $  235
HCA-The Healthcare Corp.
 8.750%, 09/01/10                                                  425       448
 6.300%, 10/01/12                                                   50        47
 6.375%, 01/15/15                                                  375       347
 6.500%, 02/15/16                                                  175       162
Team Health Inc.
 6.375%, 12/01/11                                                  275       245
 7.000%, 05/15/12                                                  100       100
 6.500%, 06/01/12                                                  100        88
 7.000%, 11/15/13                                                  325       316
 11.250%, 12/01/13                                                 175       183
Vanguard Health Holding Co. II LLC
 9.000%, 10/01/14                                                  200       200
Ventas Realty Ltd. Partnership
 6.750%, 06/01/10                                                   75        74
 6.500%, 06/01/16                                                  150       144
                                                                          ------
                                                                           3,243
                                                                          ------
HOTELS & GAMING -- 2.7%
American Casino & Entertainment Properties LLC
 7.850%, 02/01/12                                                  250       251
Boyd Gaming Corp.
 8.750%, 04/15/12                                                   25        26
 6.750%, 04/15/14                                                  200       190
Felcor Lodging LP
 8.500%, 06/01/11                                                   25        27
 8.830%, 06/01/11                                                   75        77
Majestic Star Casino LLC 144A @^
 9.500%, 10/15/10                                                   75        79
Mandalay Resort Group
 10.250%, 08/01/07                                                 100       104
MGM Mirage, Inc.
 8.500%, 09/15/10                                                  200       208
 6.625%, 07/15/15                                                   75        70
Penn National Gaming Inc.
 6.750%, 03/01/15                                                  250       233
Pinnacle Entertainment
 8.250%, 03/15/12                                                   75        75
Resort International Hotel & Casino Inc.
 11.500%, 03/15/09                                                  25        27
Station Casinos, Inc.
 6.000%, 04/01/12                                                  150       140
 6.500%, 02/01/14                                                   25        23
 6.875%, 03/01/16                                                  475       443
Trump Entertainment Resorts
 8.500%, 06/15/15                                                  275       264
                                                                          ------
                                                                           2,237
                                                                          ------
HOTELS & RESORTS -- 0.9%
Host Marriott LP
 7.000%, 08/15/12                                                   25        25
 7.125%, 11/01/13                                                   75        75
 6.375%, 03/15/15                                                   25        24
 6.750%, 06/01/16 144A @                                           400       382

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
HIGH YIELD BOND FUND



                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOTELS & RESORTS -- (CONTINUED)
Little Trav Bay Odawa Inc. 144A @^
 10.250%, 02/15/14                                                $125    $  123
Majestic Hold Co. LLC 144A @^+
 13.891%, 10/15/11                                                 125        93
                                                                          ------
                                                                             722
                                                                          ------
INDUSTRIAL -- 0.5%
Abitibi Consolidated, Inc.
 5.250%, 06/20/08                                                  125       117
 8.550%, 08/01/10                                                  100        95
American Commercial Lines/ACL Finance
 9.500%, 02/15/15                                                   75        82
Chukchansi Economic Development Authority 144A @
 8.780%, 11/15/12                                                  125       128
                                                                          ------
                                                                             422
                                                                          ------
MACHINERY & HEAVY EQUIPMENT -- 1.2%
Case New Holland, Inc.
 9.250%, 08/01/11                                                  225       237
Columbus McKinnon Corp.
 8.875%, 11/01/13                                                  250       255
Dresser-Rand Group, Inc.
 7.375%, 11/01/14                                                   66        63
JLG Industries, Inc.
 8.375%, 06/15/12                                                  179       185
Stewart & Stevenson LLC, 144A
 10.000%, 07/15/14                                                 125       125
Terex Corp. 144A
 7.375%, 01/15/14                                                   75        75
                                                                          ------
                                                                             940
                                                                          ------
MANUFACTURING -- 1.6%
Accuride Corp.
 8.500%, 02/01/15                                                  200       192
Broder Bros. Co.
 11.250%, 10/15/10                                                 175       163
Foundation PA Coal Co.
 7.250%, 08/01/14                                                  250       244
General Cable Corp.
 9.500%, 11/15/10                                                  225       239
Indalex Holdings 144A @
 11.500%, 02/01/14                                                 125       128
Nutro Products, Inc., 144A @
 9.230%, 10/15/13                                                  125       127
 10.750%, 04/15/14                                                 200       206
                                                                          ------
                                                                           1,299
                                                                          ------
MEDICAL SERVICES & EQUIPMENT -- 0.8%
DaVita, Inc.
 6.625%, 03/15/13                                                  150       143
 7.250%, 03/15/15                                                  150       144
U.S. Oncology, Inc.
 9.000%, 08/15/12                                                  125       130
 10.750%, 08/15/14                                                  75        81
Warner Chilcott Corp.
 8.750%, 02/01/15                                                  125       129
                                                                          ------
                                                                             627
                                                                          ------




                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.4%
Biovail Corp.
 7.875%, 04/01/10                                                 $175     $177
VWR International, Inc.
 6.875%, 04/15/12                                                   50       48
 8.000%, 04/15/14                                                   75       73
                                                                           ----
                                                                            298
                                                                           ----
METAL COMPONENTS & PRODUCTS -- 1.2%
Century Aluminum Co.                                               125      125
 7.500%, 08/15/14
Earle M. Jorgensen Co.                                             375      399
 9.750%, 06/01/12
Gerdau AmeriSteel Corp.                                            100      107
 10.375%, 07/15/11
Metals USA 144A @                                                  100      110
 11.125%, 12/01/15
Novelis, Inc. 144A @                                               225      216
 7.250%, 02/15/15
                                                                           ----
                                                                            957
                                                                           ----
METALS & MINING -- 0.8%
Arch Western Finance LLC
 6.750%, 07/01/13                                                  150      144
Gibraltar Industries, Inc. 144A @
 8.000%, 12/01/15                                                  375      373
Neenah Corp. 144A @
 11.000%, 09/30/10                                                 125      135
                                                                           ----
                                                                            652
                                                                           ----
OFFICE EQUIPMENT & SERVICES -- 0.2%
IKON Office Solutions, Inc.
 7.750%, 09/15/15                                                  175      173
                                                                           ----
OFFICE PROPERTY -- 0.2%
Saul Centers, Inc.
 7.500%, 03/01/14                                                  150      152
                                                                           ----
OIL & GAS -- 6.4%
AmeriGas Partners L.P.
 7.250%, 05/20/15                                                  375      354
ANR Pipeline Co.
 8.875%, 03/15/10                                                   50       53
Atlas Pipeline Partners 144A @
 8.125%, 12/15/15                                                  125      125
Chaparral Energy Inc. 144A @
 8.500%, 12/01/15                                                  275      274
Chesapeake Energy Corp.
 7.000%, 08/15/14                                                  125      121
 6.375%, 06/15/15                                                  225      209
 6.625%, 01/15/16                                                  350      326
 6.500%, 08/15/17                                                  125      114
Clayton William Emergy
 7.750%, 08/01/13                                                   75       69
Colorado Interstate Gas
 6.800%, 11/15/15                                                  125      120
Compton Petroleum Corp.
 7.625%, 12/01/13                                                  225      215
Denbury Resources, Inc.
 7.500%, 04/01/13                                                  200      200
 7.500%, 12/15/15                                                   75       75
Dynegy Roseton/Danskammer LLC
 7.270%, 11/08/10                                                  175      175

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
HIGH YIELD BOND FUND



                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OIL & GAS -- (CONTINUED)
Encore Acquisition Co.
 7.250%, 12/01/17                                                 $200    $  192
Ferrellgas Partners LP
 8.750%, 06/15/12                                                  225       228
Forest Oil Corp.
 8.000%, 12/15/11                                                  100       102
Hanover Compressor Co.
 7.500%, 04/15/13                                                  200       196
 9.000%, 06/01/14                                                   75        78
James River Coal Co.
 9.375%, 06/01/12                                                  200       200
Magnum Hunter Resources, Inc.
 9.600%, 03/15/12                                                   32        34
Plains Exploration & Production Co.
 8.750%, 07/01/12                                                  125       131
Pride International, Inc.
 7.375%, 07/15/14                                                   25        25
Range Resources Corp.
 7.375%, 07/15/13                                                   75        74
 6.375%, 03/15/15                                                  200       185
 7.500%, 05/15/16                                                  175       173
SESI LLC 144A @
 6.875%, 06/01/14                                                  225       217
Southern Natural Gas Co.
 8.875%, 03/15/10                                                  100       106
Swift Energy Co.
 7.625%, 07/15/11                                                  125       124
 9.375%, 05/01/12                                                   50        53
Universal Compression, Inc.
 7.250%, 05/15/10                                                  100       100
Whiting Petroleum Corp.
 7.250%, 05/01/13                                                  100        96
Williams Cos., Inc.
 8.125%, 03/15/12                                                  225       233
 7.625%, 07/15/19                                                   50        51
 7.500%, 01/15/31                                                  150       145
 7.750%, 06/15/31                                                  100        99
                                                                          ------
                                                                           5,272
                                                                          ------
PAPER & RELATED PRODUCTS -- 1.4%
Boise Cascade LLC
 7.125%, 10/15/14                                                  325       288
Domtar Inc.
 7.875%, 10/15/11                                                  100        94
MDP Acquisitions Plc
 9.625%, 10/01/12                                                  350       361
Newpage Corp.
 10.000%, 05/01/12                                                  25        26
 10.930%, 05/01/12                                                 150       164
 12.000%, 05/01/13                                                 125       129
Norske Skog Canada Ltd
 7.375%, 03/01/14                                                  150       134
                                                                          ------
                                                                           1,196
                                                                          ------




                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.7%
Jean Coutu Group, Inc.
 7.625%, 08/01/12                                                 $250    $  243
Mylan Laboratories, Inc.
 5.750%, 08/15/10                                                  175       167
Omnicare, Inc.
 6.750%, 12/15/13                                                  100        95
 6.875%, 12/15/15                                                  125       119
                                                                          ------
                                                                             624
                                                                          ------
PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 0.6%
Eastman Kodak Co.
 7.250%, 11/15/13                                                  475       457
                                                                          ------
PRINTING & PUBLISHING -- 2.0%
Affinity Group, Inc.
 9.000%, 02/15/12                                                  125       124
American Achievement Corp.
 8.250%, 04/01/12                                                  125       123
Dex Media East LLC
 9.875%, 11/15/09                                                   75        79
 12.125%, 11/15/12                                                 292       328
Dex Media Finance/West
 8.500%, 08/15/10                                                   25        26
 9.875%, 08/15/13                                                  225       244
Houghton Mifflin Co.
 8.250%, 02/01/11                                                  225       228
Morris Publishing
 7.000%, 08/01/13                                                  275       261
Nebraska Book Co., Inc.
 8.625%, 03/15/12                                                  275       256
                                                                          ------
                                                                           1,669
                                                                          ------
RESTAURANTS -- 0.5%
O'Charley's, Inc.
 9.000%, 11/01/13                                                  200       203
The Restaurant Company
 10.000%, 10/01/13                                                 225       206
                                                                          ------
                                                                             409
                                                                          ------
RETAIL -- 2.6%
Amazon.com, Inc.
 4.750%, 02/01/09                                                  325       312
Amerigas Part/Eagle Fin
 7.125%, 05/20/16                                                  275       258
AutoNation, Inc. 144A @
 7.045%, 04/15/13                                                   75        75
 7.000%, 04/15/14                                                   75        74
Dollar Financial Group, Inc.
 9.750%, 11/15/11                                                  175       188
GSC Holdings Corp.
 8.000%, 10/01/12                                                  650       650
Pathmark Stores, Inc.
 8.750%, 02/01/12                                                  225       214
Real Mex Restaurants Inc.
 10.000%, 04/01/10                                                 125       131
The Pantry, Inc.
 7.750%, 02/15/14                                                  200       198
                                                                          ------
                                                                           2,100
                                                                          ------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
HIGH YIELD BOND FUND



                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERVICES -- COMMERCIAL -- 1.9%
Brickman Group Ltd.
 11.750%, 12/15/09                                                $150    $  161
Digicel Limited 144A @
 9.250%, 09/01/12                                                  200       209
Education Management LLC 144A @
 10.250%, 06/01/16                                                 550       547
Interface, Inc.
 10.375%, 02/01/10                                                 350       383
 9.500%, 02/01/14                                                   25        26
Mac-Gray Corp.
 7.625%, 08/15/15                                                  200       202
                                                                          ------
                                                                           1,528
                                                                          ------
SPECIAL PURPOSE ENTITY -- 1.4%
AAC Group Holding Corp 144A @+
 11.421%, 10/01/12                                                 150       117
Canwest Media Inc.
 8.000%, 09/15/12                                                  287       285
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp.+
 8.965%, 10/01/14                                                  239       187
 8.965%, 10/01/14                                                  216       171
JSG Funding PLC, Sr. Subordinated
 7.750%, 04/01/15                                                  200       181
Stripes Acq/Susser Financial 144A @
 10.625%, 12/15/13                                                 175       185
                                                                          ------
                                                                           1,126
                                                                          ------
TELECOMMUNICATIONS -- 11.8%
ACC Escrow Corp.
 10.000%, 08/01/11                                                  25        26
Allbritton Communications Co.
 7.750%, 12/15/12                                                  425       421
American Tower Corp.
 7.250%, 12/01/11                                                   50        51
 7.500%, 05/01/12                                                   25        25
 3.000%, 08/15/12                                                  150       245
 7.125%, 10/15/12                                                  200       200
Canadian Satellite Radio 144A @^
 12.750%, 02/15/14                                                 125       122
Centennial Communications Corp.
 10.000%, 01/01/13                                                  75        74
 10.125%, 06/15/13                                                 275       289
DirecTV Holdings
 8.375%, 03/15/13                                                   50        52
 6.375%, 06/15/15                                                  350       323
Dobson Cellular Systems
 9.875%, 11/01/12                                                  150       158
Dobson Communications Corp.
 8.875%, 10/01/13                                                  225       221
Eircom Funding
 8.250%, 08/15/13                                                  250       265
Horizon PCS, Inc.
 11.375%, 07/15/12                                                 100       112
Insight Midwest LP/Insight Capital, Inc.
 9.750%, 10/01/09                                                  100       102
Intelsat Bermuda Co., Ltd.
 9.614%, 01/15/12                                                  200       202
Intelsat Sub Holding Co., Ltd.
 8.250%, 01/15/13                                                  125       124




                                                                   PAR     VALUE
                                                                  (000)   (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- (CONTINUED)
IPCS, Inc.
 11.500%, 05/01/12                                                $125    $  139
Level 3 Financing, Inc., Sr. Notes
 10.750%, 10/15/11                                                 225       231
Nextel Communications, Inc.
 6.875%, 10/31/13                                                  425       427
 7.375%, 08/01/15                                                  125       127
Nextel Partners, Inc.
 8.125%, 07/01/11                                                  200       209
Nordic Tel Co., Holdings 144A @
 8.875%, 05/01/16                                                  750       771
Nortel Networks LTD, 144A @
 9.730%, 07/15/11                                                  250       254
PanAmSat Holding Corp.
 9.000%, 08/15/14                                                  262       266
 10.396%, 11/01/14                                                  75        55
Qwest Corp.
 7.875%, 09/01/11                                                  250       253
 8.875%, 03/15/12                                                  125       132
 8.160%, 06/15/13                                                  225       238
Rogers Cable, Inc.
 6.750%, 03/15/15                                                  225       214
Rogers Wireless Communications, Inc.
 9.625%, 05/01/11                                                  250       274
 8.000%, 12/15/12                                                  825       844
 7.500%, 03/15/15                                                  100       101
Rural Cellular Corp.
 9.875%, 02/01/10                                                  125       129
 10.899%, 11/01/12 144A @                                           75        77
Sirus Satellite Radio
 9.625%, 08/01/13                                                  225       211
Syniverse Technologies Inc.
 7.750%, 08/15/13                                                  200       195
US LEC Corp.
 12.716%, 10/01/09                                                 300       319
US Unwired, Inc.
 10.000%, 06/15/12                                                 250       278
Valor Telecomm LLC
 7.750%, 02/15/15                                                  100       103
Wind Acquisition Fin SA 144A @
 10.750%, 12/01/15                                                 325       345
Wind Stream Corp. 144A @
 8.125%, 08/01/13                                                   75        77
 8.625%, 08/01/16                                                  300       307
Zeus Special Sub Lmtd. 144A @+
 10.964%, 02/01/15                                                 100        69
                                                                          ------
                                                                           9,657
                                                                          ------
TEXTILES & APPAREL -- 1.0%
Invista 144A @
 9.250%, 05/01/12                                                  325       341
Reynolds American, Inc. 144A @
 7.250%, 06/01/13                                                  275       269
Tandus Group
 9.750%, 02/15/10                                                  250       246
                                                                          ------
                                                                             856
                                                                          ------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
HIGH YIELD BOND FUND



                                                                PAR       VALUE
                                                               (000)      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRANSPORTATION & RELATED SERVICES -- 0.9%
Avis Budget Car Rental 144A @
 7.576%, 05/15/14                                             $    50    $    50
 7.625%, 05/15/14                                                 175        170
 7.750%, 05/15/16                                                 100         96
CHC Helicopter Corp.
 7.375%, 05/01/14                                                 150        144
Evergreen International Aviaion Inc.
 12.000%, 05/15/10                                                 25         26
Offshore Logistics, Inc.
 6.125%, 06/15/13                                                 150        138
TFM Sa De Cv
 9.375%, 05/01/12                                                 100        107
                                                                         -------
                                                                             731
                                                                         -------
WASTE MANAGEMENT -- 0.9%
Allied Waste North America, Inc.
 9.250%, 09/01/12                                                 100        106
Casella Waste Systems, Inc.
 9.750%, 02/01/13                                                 400        420
IMCO Recycling Escrow, Inc.
 9.000%, 11/15/14                                                 175        178
                                                                         -------
                                                                             704
                                                                         -------
TOTAL CORPORATE BONDS
(COST $78,204)                                                            77,345
                                                                         -------
                                                             NUMBER OF
                                                              SHARES
--------------------------------------------------------------------------------
COMMON STOCK -- 1.3%
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE -- 0.2%
Progressive Gaming International*                               1,200          9
Regal Entertainment Group                                       8,750        178
                                                                         -------
                                                                             187
                                                                         -------
HOTELS & GAMING -- 0.0%
Lakes Entertainment, Inc.*                                      2,000         24
                                                                         -------
OIL & GAS -- 0.2%
PNM Resources Inc.^                                                21          1
Williams Cos., Inc.                                             8,000        187
                                                                         -------
                                                                             188
                                                                         -------
RETAIL -- 0.0%
Pathmark Stores, Inc.*^                                         1,532         14
                                                                         -------
TELECOMMUNICATIONS -- 0.8%
Loral Space & Communications Ltd.*                              6,147        175
Orbimage, Inc.*^                                                3,277         36
Rogers Wireless Communications, Inc.                            5,350        216
Telus Corp.                                                     5,575        225
                                                                         -------
                                                                             652
                                                                         -------
WASTE MANAGEMENT -- 0.1%
Synagro Technologies, Inc.                                     24,100         95
                                                                         -------
TOTAL COMMON STOCKS
(COST $1,277)                                                              1,160
                                                                         -------




                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.9%
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED -- 0.7%
General Motors Corp.                                            29,000   $   536
                                                                         -------
BROADCAST/MEDIA -- 0.2%
Ion Media Networks                                                  16         2
Spanish Broadcasting System^                                       178       197
                                                                         -------
                                                                             199
                                                                         -------
ENERGY RESOURCES & SERVICES -- 0.8%
Lucent Technologies Capital Trust                                  425       429
NRG Energy, Inc.                                                   175       222
                                                                         -------
                                                                             651
                                                                         -------
TELECOMMUNICATIONS -- 0.1%
Loral Skynet Corp.*^                                               386        77
Pegasus Satellite Communications, Inc.*^                           296         1
                                                                         -------
                                                                              78
                                                                         -------
TEXTILES & APPAREL -- 0.1%
Anvil Holdings, Inc.*^                                          13,020        44
                                                                         -------
TOTAL PREFERRED STOCKS
(COST $1,833)                                                              1,508
                                                                         -------
--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
ASAT Finance 144A @*^                                              100        --
IPCS, Inc.144A @*^                                                 300        --
KMC Telecom Holdings, Inc. 144A @*^                                200        --
MDP Acquisitions Plc 144A @*^                                      100         2
Orbimage, Inc.*^                                                   612         3
Pathmark Stores, Inc.*^                                          2,350         1
SW Acquisition*^                                                     1        --
TravelCenters of America, Inc.*^                                 1,800         3
TravelCenters of America, Inc.*^                                   500         1
UbiquiTel, Inc. 144A @*^                                           900        --
                                                                         -------
TOTAL WARRANTS
(COST $103)                                                                   10
                                                                         -------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.4%
--------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
(COST $1,934)                                                1,934,471     1,934
                                                                         -------
TOTAL INVESTMENTS -- 100.0%
(COST $83,351)                                                           $81,957
                                                                         =======


______________
+   See Note 1 to Financial Statements.
*   Non-income producing security.
+ Effective yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.
^ Illiquid security. The total marketvalue of illiquid securities at June 30, 2006 is $2,158.000.
+++ Default security.
@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

The accompanying notes are an intergral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
FLEXIBLY MANAGED FUND


                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 55.2%
--------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS -- 0.7%
Potash Corp. of Saskatchewan, Inc.#                            105,700   $ 9,087
                                                                         -------
BANKING -- 2.1%
Royal Bank of Scotland Group Plc ADR                           221,000     7,266
SunTrust Banks, Inc.                                           130,000     9,914
U.S. Bancorp                                                   377,000    11,642
                                                                         -------
                                                                          28,822
                                                                         -------
BROADCAST/MEDIA -- 3.2%
Comcast Corp.*#                                                290,000     9,495
EchoStar Communications Corp.*#                                195,500     6,023
Liberty Media Holding Corp. -- Interactive A*                  258,500     4,462
Liberty Media Holding Corp. -- Capital Series A*                51,700     4,331
Meredith Corp.                                                 123,000     6,093
Time Warner, Inc.                                              738,000    12,767
                                                                         -------
                                                                          43,171
                                                                         -------
CHEMICALS -- 1.3%
Du Pont (E.I.) De Nemours and Co.#                             421,000    17,514
                                                                         -------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 0.1%
Juniper Networks, Inc.*                                        118,700     1,898
                                                                         -------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 1.6%
Intel Corp.#                                                 1,150,000    21,793
                                                                         -------
COMPUTER SERVICES & SOFTWARE -- 3.4%
First Data Corp.                                               351,700    15,841
Microsoft Corp.                                              1,307,000    30,453
                                                                         -------
                                                                          46,294
                                                                         -------
CONSUMER PRODUCTS -- 2.3%
Altria Group, Inc.                                             144,000    10,574
Fortune Brands, Inc.                                            62,000     4,403
Hasbro, Inc.                                                   266,000     4,817
Newell Rubbermaid, Inc.#                                       420,000    10,849
                                                                         -------
                                                                          30,643
                                                                         -------
DIVERSIFIED OPERATIONS -- 3.8%
General Electric Co.                                           686,000    22,610
Honeywell International, Inc.                                  402,000    16,201
Tyco International Ltd.                                        458,646    12,613
                                                                         -------
                                                                          51,424
                                                                         -------
ENERGY RESOURCES & SERVICES -- 2.1%
Entergy Corp.                                                  152,000    10,754
Exelon Corp.                                                    33,000     1,875
FirstEnergy Corp.                                                8,065       437
Pinnacle West Capital Corp.                                    133,000     5,308
PPL Corp.                                                      302,000     9,755
                                                                         -------
                                                                          28,129
                                                                         -------
FINANCE -- 3.5%
Ameriprise Financial, Inc.                                     230,000    10,274
Charles Schwab Corp.                                           138,200     2,208
Citigroup, Inc.                                                118,000     5,692
JP Morgan Chase & Co.#                                         289,000    12,138
Legg Mason, Inc.#                                               96,000     9,554
Prudential Financial, Inc.                                      83,000     6,449
                                                                         -------
                                                                          46,315
                                                                         -------




                                                            NUMBER OF     VALUE
                                                             SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOOD & BEVERAGES -- 2.6%
Anheuser-Busch Co., Inc.#                                     133,000   $  6,063
Coca-Cola Co.                                                 404,000     17,380
General Mills, Inc.                                           221,000     11,417
                                                                        --------
                                                                          34,860
                                                                        --------
INSURANCE -- 7.5%
Allstate Corp.                                                 57,000      3,120
American International Group, Inc.#                           362,000     21,376
Assurant, Inc.#                                               140,000      6,776
Genworth Financial, Inc.                                      410,000     14,284
Hartford Financial Services Group, Inc.                       136,300     11,531
Marsh & McLennan Cos., Inc.#                                1,039,000     27,939
White Mountains Insurance Group Ltd.                           15,100      7,354
XL Capital Ltd.#                                              138,000      8,459
                                                                        --------
                                                                         100,839
                                                                        --------
MANUFACTURING -- 0.3%
Chemtura Corp.#                                               361,541      3,377
                                                                        --------
MEDICAL SERVICES & EQUIPMENT -- 1.2%
Baxter International, Inc.                                    220,417      8,103
Cardinal Health, Inc.                                         131,000      8,427
                                                                        --------
                                                                          16,530
                                                                        --------
MEDICAL SUPPLIES & EQUIPMENT -- 1.0%
Boston Scientific Corp.*                                      811,000     13,657
                                                                        --------
METAL COMPONENTS & PRODUCTS -- 0.6%
Alcoa, Inc.#                                                  248,000      8,025
                                                                        --------
METALS & MINING -- 1.7%
Newmont Mining Corp.#                                         332,200     17,583
Teck Cominco Ltd. Class B                                      98,184      5,867
                                                                        --------
                                                                          23,450
                                                                        --------
OIL & GAS -- 3.4%
Baker Hughes, Inc.                                             81,000      6,630
Chevron Corp.#                                                 71,880      4,461
Murphy Oil Corp.#                                             501,000     27,986
Total SA ADR                                                  108,000      7,076
                                                                        --------
                                                                          46,153
                                                                        --------
PAPER & RELATED PRODUCTS -- 1.6%
Bowater, Inc.#                                                172,200      3,918
International Paper Co.#                                      427,000     13,792
Potlatch Holding Corp.#                                       104,521      3,946
                                                                        --------
                                                                          21,656
                                                                        --------
PHARMACEUTICALS -- 3.8%
AmerisourceBergen Corp.                                        92,718      3,887
Merck & Co., Inc.                                             448,000     16,321
Pfizer, Inc.                                                  599,000     14,059
Wyeth                                                         391,000     17,364
                                                                        --------
                                                                          51,631
                                                                        --------
PRINTING & PUBLISHING -- 0.7%
New York Times Co.#                                           309,000      7,583
Washington Post Co., Class B                                    2,854      2,226
                                                                        --------
                                                                           9,809
                                                                        --------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
FLEXIBLY MANAGED FUND



                                                            NUMBER OF     VALUE
                                                             SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RETAIL -- 1.9%
CVS Corp.                                                    209,000    $  6,416
Home Depot, Inc.#                                            390,000      13,958
RadioShack Corp.                                             364,800       5,107
The TJX Companies, Inc.                                        3,300          75
                                                                        --------
                                                                          25,556
                                                                        --------
SERVICES -- COMMERCIAL -- 0.4%
ServiceMaster Co.                                            510,900       5,278
                                                                        --------
TELECOMMUNICATIONS -- 3.4%
AT&T, Inc.#                                                  400,000      11,156
BellSouth Corp.#                                             203,000       7,349
Sprint Nextel Corp.                                          395,000       7,896
Telus Corp. Non Voting Shs                                    34,900       1,409
Telus Corp.                                                   75,000       3,093
Verizon Communications, Inc.#                                431,000      14,434
                                                                        --------
                                                                          45,337
                                                                        --------
TRANSPORTATION & RELATED SERVICES -- 0.4%
Burlington Northern Santa Fe Corp.                            60,000       4,755
                                                                        --------
WASTE MANAGEMENT -- 0.6%
Waste Management, Inc.                                       221,000       7,929
                                                                        --------
TOTAL COMMON STOCKS
(COST $651,785)                                                          743,932
                                                                        --------
                                                               PAR
                                                              (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 11.9%
--------------------------------------------------------------------------------
ADVERTISING -- 0.3%
Lamar Advertising Co.
 2.875%, 12/31/10                                           $  3,400       3,991
                                                                        --------
APARTMENTS -- 0.3%
United Dominion Realty Trust, Inc. 144A @#
 4.000%, 12/15/35                                              4,165       4,451
                                                                        --------
BROADCAST/MEDIA -- 1.0%
Liberty Media Holding Corp.
 3.250%, 03/15/31                                             16,175      12,252
Time Warner Telecom, Inc.
 2.375%, 04/21/26                                                402         416
                                                                        --------
                                                                          12,668
                                                                        --------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 0.7%
Juniper Networks, Inc.
 (2.468)%, 06/15/08+                                           7,582       7,572
Red Hat, Inc.
 0.500%, 01/15/24                                              1,431       1,551
                                                                        --------
                                                                           9,123
                                                                        --------
DIVERSIFIED OPERATIONS -- 0.3%
Tyco International Ltd.
 3.125%, 01/15/23                                              3,503       4,554
                                                                        --------
FINANCE -- 0.5%
General Motors Acceptance Corp.#
 6.750%, 12/01/14                                              7,000       6,502
                                                                        --------
FOOD & BEVERAGES -- 0.7%
General Mills, Inc.
 2.007%, 10/28/22+                                            13,643       9,721
                                                                        --------




                                                              PAR         VALUE
                                                             (000)       (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HEALTHCARE -- 0.3%
LifePoint Hospitals, Inc.
 3.250%, 08/15/25                                          $    5,003   $  4,253
                                                                        --------
INSURANCE -- 0.4%
American International Group, Inc.
 1.644%, 11/09/31+                                              1,721      1,192
USF&G Corp.
 18.858%, 03/03/09+                                             4,784      4,210
                                                                        --------
                                                                           5,402
                                                                        --------
MEDICAL SERVICES & EQUIPMENT -- 0.5%
Amgen, Inc.144A @
 0.375%, 02/01/13                                               7,153      6,643
                                                                        --------
OIL & GAS -- 0.9%
Schlumberger Ltd.
 1.500%, 06/01/23                                               2,934      5,325
 2.125%, 06/01/23                                               4,326      7,273
                                                                        --------
                                                                          12,598
                                                                        --------
PHARMACEUTICALS -- 2.5%
Roche Holdings, Inc. 144A @
 4.799%, 07/25/21+                                             32,550     28,811
Valeant Pharmaceuticals International
 4.000%, 11/15/13                                               5,893      5,097
                                                                        --------
                                                                          33,908
                                                                        --------
RETAIL -- 0.8%
The TJX Companies, Inc.
 1.234%, 02/13/21+                                              6,977      5,529
Amazon.com, Inc.
 4.750%, 02/01/09                                               4,892      4,690
                                                                        --------
                                                                          10,219
                                                                        --------
TELECOMMUNICATIONS -- 2.7%
Crown Castle International Corp.
 4.000%, 07/15/10                                               3,000      9,716
Echostar Communications Corp.
 5.750%, 05/15/08                                               5,639      5,526
Lucent Technologies, Inc.
 2.750%, 06/15/23                                               2,700      2,636
 2.750%, 06/15/25                                               8,809      8,666
 8.000%, 08/01/31                                              10,200     10,226
                                                                        --------
                                                                          36,770
                                                                        --------
TOTAL CORPORATE BONDS
(COST $143,062)                                                          160,803
                                                                        --------
                                                           NUMBER OF
                                                             SHARES
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 7.0%
--------------------------------------------------------------------------------
AUTOMOBILES & RELATED -- 2.3%
Ford Motor Co. Capital Trust II 6.500%                         75,900      2,110
General Motors Corp. Conv A                                 1,074,700     26,233
General Motors Corp. Conv B#                                  145,000      2,683
                                                                        --------
                                                                          31,026
                                                                        --------
CHEMICALS -- 0.2%
Hercules, Inc.                                                  4,083      3,307
                                                                        --------
CONSUMER PRODUCTS -- 1.0%
Newell Financial Trust I 5.250%                               299,300     13,207
                                                                        --------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
FLEXIBLY MANAGED FUND



                                                           NUMBER OF      VALUE
                                                            SHARES       (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONTAINERS -- 0.3%
Owens-Illinois, Inc. 4.75%                                    133,100   $  4,659
                                                                        --------
ENERGY RESOURCES & SERVICES -- 0.4%
Entergy Gulf States, Inc. 7.00%                                 2,281        116
NRG Energy, Inc.                                                4,200      5,330
                                                                        --------
                                                                           5,446
                                                                        --------
FINANCE -- 1.3%
Affiliated Managers Group, Inc.                               150,000      7,013
E*TRADE Financial Corp.                                       111,100      3,326
Federal National Mortgage Association                              70      6,489
                                                                        --------
                                                                          16,828
                                                                        --------
INSURANCE -- 1.2%
Aspen Insurance Holdings, Ltd.                                 94,900      4,555
Fortis Insurance NV 7.750% 144A @                                 101        131
Genworth Financial, Inc.                                      156,000      5,873
Travelers Property Casualty Corp. 4.500%                      250,100      6,132
                                                                        --------
                                                                          16,691
                                                                        --------
TELECOMMUNICATIONS -- 0.3%
IPC Holdings Ltd.                                             136,100      3,351
                                                                        --------
TOTAL PREFERRED STOCKS
(COST $87,118)                                                            94,515
                                                                        --------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.3%
--------------------------------------------------------------------------------
T. Rowe Price Reserve Investment Fund
(COST $152,185)                                           152,184,673    152,185
                                                                        --------




                                                             PAR         VALUE
                                                            (000)       (000)+
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 14.6%
--------------------------------------------------------------------------------
Barclays Time Deposit
 5.280%, 07/03/06                                          $  6,519   $    6,519
Bear Stearns Floating Rate Note
 5.372%, 07/03/06                                             6,945        6,945
Citigroup Variable Master Note
 5.382%, 08/25/06                                             7,286        7,286
Institutional Money Market Trust
 5.251%, 07/03/06                                           113,048      113,048
KBC Bank Time Deposit
 5.281%, 07/03/06                                            14,879       14,879
Morgan Stanley Floating Rate Note
 5.372%, 07/03/06                                            27,282       27,282
Sedna Financial Floating Rate Note
 5.292%, 07/25/06                                            18,320       18,321
Tango Financial Corp. Floating Rate Note
 5.310%, 07/28/06                                             2,042        2,042
                                                                      ----------
TOTAL SECURITIES LENDING COLLATERAL
(COST $196,322)                                                          196,322
                                                                      ----------
TOTAL INVESTMENTS -- 100.0%
(COST $1,230,472)                                                     $1,347,757
                                                                      ==========

__________
+  See Note 1 to Financial Statements.
*  Non-income producing security.
#  Security position is either entirely or partially on loan.
+  Effective yield
@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.
ADR - American Depository Receipt

The accompanying notes are an intergral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
GROWTH STOCK FUND



                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 79.4%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.4%
General Dynamics Corp.                                          8,400     $  550
                                                                          ------
AGRICULTURAL PRODUCTS -- 0.5%
Monsanto Co.                                                    8,800        741
                                                                          ------
BANKING -- 2.4%
Anglo Irish Bank Corp. Plc                                     58,200        908
Erste Bank der Oesterreichischen Sparkassen AG                 14,865        837
Northern Trust Corp.                                           15,000        829
UniCredito Italiano SpA                                        94,100        737
                                                                          ------
                                                                           3,311
                                                                          ------
BROADCAST/MEDIA -- 3.2%
Grupo Televisa S.A. ADR                                        30,900        597
Harman International Industries, Inc.                           9,000        768
Liberty Media Holding Corp. -- Interactive*                     8,130        681
Liberty Media Holding Corp. -- Captial*                        37,150        641
Time Warner, Inc.                                              15,600        270
Univision Communications, Inc.*#                               15,300        512
Viacom, Inc., Class B*                                         25,100        900
                                                                          ------
                                                                           4,369
                                                                          ------
BUILDING & REAL ESTATE -- 0.6%
Lennar Corp.#                                                  17,900        794
                                                                          ------
CABLE OPERATORS -- 0.2%
EchoStar Communications Corp.*#                                 7,200        222
                                                                          ------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 2.7%
eBay, Inc.*#                                                   17,200        504
Google, Inc.*                                                   2,800      1,174
Juniper Networks, Inc.*                                        38,900        622
Yahoo!, Inc.*#                                                 43,200      1,425
                                                                          ------
                                                                           3,725
                                                                          ------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 1.4%
Cisco Systems, Inc.*                                           46,800        914
Intel Corp.#                                                   32,900        623
International Game Technology, Inc.                            12,300        467
                                                                          ------
                                                                           2,004
                                                                          ------
COMPUTER SERVICES & SOFTWARE -- 5.7%
Adobe Systems, Inc.*                                           18,400        559
Affiliated Computer Services, Inc.*#                            9,400        485
Automatic Data Processing, Inc.                                31,300      1,419
EMC Corp.*                                                     79,700        874
First Data Corp.                                               14,400        649
Intuit, Inc.*                                                  12,600        761
Microsoft Corp.                                                99,700      2,323
Oracle Corp.*                                                  55,500        804
                                                                          ------
                                                                           7,874
                                                                          ------
COMPUTERS & OFFICE EQUIPMENT -- 0.8%
Apple Computer, Inc.*                                           9,400        537
Dell, Inc.*                                                    26,500        647
                                                                          ------
                                                                           1,184
                                                                          ------
CONSUMER PRODUCTS -- 1.1%
NIKE, Inc.#                                                    12,000        972
Reckitt Benckiser Plc                                          13,600        508
                                                                          ------
                                                                           1,480
                                                                          ------
COSMETICS & TOILETRIES -- 0.8%
Procter & Gamble Co.                                           19,212      1,068
                                                                          ------




                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 3.1%
General Electric Co.                                          128,300    $ 4,229
                                                                         -------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 4.4%
Analog Devices, Inc.                                           24,400        784
Applied Materials, Inc.                                        38,100        620
Garmin Ltd.                                                     5,700        601
Marvell Technology Group, Ltd.*#                               23,000      1,020
Maxim Integrated Products, Inc.                                39,400      1,265
Samsung Electronics Co.                                           781        496
Texas Instruments, Inc.#                                       16,100        488
Xilinx, Inc.                                                   33,700        763
                                                                         -------
                                                                           6,037
                                                                         -------
ENTERTAINMENT & LEISURE -- 0.7%
Carnival Corp.                                                 24,000      1,002
                                                                         -------
FINANCE -- 11.4%
American Express Co.#                                          34,700      1,847
Charles Schwab Corp.                                           53,000        847
Citigroup, Inc.                                                41,200      1,987
Countrywide Financial Corp.                                    20,800        792
E*TRADE Financial Corp.*                                       29,300        669
Franklin Resources, Inc.                                        6,900        599
Goldman Sachs Group, Inc.                                       5,600        842
Legg Mason, Inc.#                                               9,800        975
Merrill Lynch & Co., Inc.                                      14,000        974
Prudential Financial, Inc.                                      8,700        676
SLM Corp.#                                                     33,500      1,773
State Street Corp.#                                            19,100      1,110
TD Ameritrade Holding Corp.                                    21,100        312
UBS AG                                                         21,500      2,357
                                                                         -------
                                                                          15,760
                                                                         -------
FOOD & BEVERAGES -- 1.0%
PepsiCo, Inc.                                                  17,100      1,027
Sysco Corp.#                                                   13,200        403
                                                                         -------
                                                                           1,430
                                                                         -------
HEALTHCARE -- 3.1%
Humana, Inc.*                                                  21,200      1,138
Medco Health Solutions, Inc.*                                  12,500        716
UnitedHealth Group, Inc.                                       53,600      2,400
                                                                         -------
                                                                           4,254
                                                                         -------
HOTELS & GAMING -- 0.8%
MGM Mirage, Inc.*#                                              9,100        371
Wynn Resorts, Ltd.*#                                           10,200        748
                                                                         -------
                                                                           1,119
                                                                         -------
INSURANCE -- 3.0%
American International Group, Inc.#                            33,900      2,002
Hartford Financial Services Group, Inc.                         8,600        728
Marsh & McLennan Cos., Inc.#                                   13,800        371
WellPoint, Inc.*                                               15,300      1,113
                                                                         -------
                                                                           4,214
                                                                         -------
MACHINERY & HEAVY EQUIPMENT -- 1.8%
Danaher Corp.#                                                 29,800      1,917
Deere & Co.#                                                    6,200        517
                                                                         -------
                                                                           2,434
                                                                         -------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
GROWTH STOCK FUND



                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MEDICAL SERVICES & EQUIPMENT -- 4.2%
Alcon, Inc.                                                     2,400     $  236
Amgen, Inc.*                                                   24,800      1,618
Medtronic, Inc.                                                27,000      1,267
Quest Diagnostics, Inc.                                        15,200        911
St. Jude Medical, Inc.*                                        15,500        502
Stryker Corp.                                                  11,800        497
Zimmer Holdings, Inc.*#                                        14,400        817
                                                                          ------
                                                                           5,848
                                                                          ------
MEDICAL SUPPLIES & EQUIPMENT -- 0.5%
Sepracor, Inc.*                                                11,300        646
                                                                          ------
METALS & MINING -- 0.9%
BHP Billiton, Ltd.#                                            38,000        819
Broken Hill Proprietry Ltd. ADR                                10,400        448
                                                                          ------
                                                                           1,267
                                                                          ------
OIL & GAS -- 5.0%
Baker Hughes, Inc.#                                            16,500      1,351
Exxon Mobil Corp.                                              19,600      1,202
Murphy Oil Corp.#                                              13,700        765
Schlumberger Ltd.#                                             33,300      2,168
Total SA                                                       21,440      1,411
                                                                          ------
                                                                           6,897
                                                                          ------
PHARMACEUTICALS -- 5.6%
Caremark Rx, Inc.                                              41,300      2,060
Genentech, Inc.*                                               12,300      1,006
Gilead Sciences, Inc.*#                                        14,500        858
Johnson & Johnson                                               9,300        557
Novartis AG                                                    22,621      1,225
Pfizer, Inc.                                                   16,800        394
Roche Holding AG                                                6,169      1,020
Wyeth                                                          13,100        582
                                                                          ------
                                                                           7,702
                                                                          ------
RETAIL -- 6.6%
Amazon.com, Inc.*                                              13,800        534
Best Buy Co., Inc.#                                             6,650        365
Home Depot, Inc.#                                              34,800      1,245
Kohl's Corp.*                                                  31,800      1,880
PETsMART, Inc.                                                 31,000        794
Target Corp.#                                                  17,600        860
Walgreen Co.#                                                  21,000        941
Wal-Mart de Mexico SA de CV ADR                                 8,800        244
Wal-Mart Stores, Inc.#                                         47,100      2,269
                                                                          ------
                                                                           9,132
                                                                          ------
SERVICES -- COMMERCIAL -- 1.3%
Accenture Ltd.                                                 62,400      1,767
                                                                          ------




                                                            NUMBER OF     VALUE
                                                             SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.7%
AMDOCS Ltd.*                                                  22,700    $    831
America Movil S.A. de C.V. Series L ADR                       34,800       1,157
Corning, Inc.*                                                39,100         946
Crown Castle International Corp.*                             36,500       1,261
Nokia, Oyj                                                    47,200         964
Qualcomm, Inc.#                                                7,300         292
Rogers Wireless Communications, Inc.                          18,800         760
Telefonaktiebolaget LM ERicsson, Class B                     301,800         998
Telus Corp.                                                    7,200         297
Telus Corp.                                                   11,100         448
                                                                        --------
                                                                           7,954
                                                                        --------
TRANSPORTATION & RELATED SERVICES -- 0.5%
Southwest Airlines Co.                                        46,100         755
                                                                        --------
TOTAL COMMON STOCKS
(COST $99,675)                                                           109,769
                                                                        --------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.6%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds -- TempCash               43          43
BlackRock Provident Institutional Funds -- TempFund               43          43
T. Rowe Price Reserve Investment Fund                            693         693
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
(COST $779)                                                                  779
                                                                        --------



                                                                PAR
                                                               (000)
--------------------------------------------------------------------------------
SECURITES LENDING COLLATERAL -- 20.0%
--------------------------------------------------------------------------------
Barclays Time Deposit
 5.28% 07/03/2006                                             $ 1,114      1,114
Citigroup Master Note
 5.382% 08/25/2006                                              1,080      1,080
Greenwich Capitol Floating Rate Note
 5.31% 07/03/2006                                               1,763      1,763
Institutional Money Market Trust
 5.251% 07/03/2006                                             16,592     16,592
KBC Bank Time Deposit
 5.281% 07/03/2006                                              2,247      2,247
Morgan Stanley Floating Rate Note
 5.372% 07/03/2006                                              3,318      3,318
Sedna Finance Floating Rate Note
 5.292% 07/25/2006                                              1,565      1,565
                                                                        --------
TOTAL SECURITIESN LENDING COLLATERAL
(COST $27,679)                                                            27,679
                                                                        --------
TOTAL INVESTMENTS -- 100.0%
(COST $128,133)                                                         $138,227
                                                                        ========

______________
+  See Note 1 to Financial Statements.
*  Non-income producing security.
#  Security position is either entirely or partially on loan.
ADR - American Depository Receipt.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
GROWTH STOCK FUND



--------------------------------------------------------------------------------
COMMON STOCKS                                             % OF MARKET     VALUE
COUNTRY DIVERSIFICATION                                      VALUE       (000)+
--------------------------------------------------------------------------------
United States                                                87.1%      $ 95,573
Switzerland                                                   4.2%         4,601
France                                                        1.3%         1,411
Bermuda                                                       0.9%         1,020
Sweden                                                        0.9%           998
Finland                                                       0.9%           963
Ireland                                                       0.8%           908
Austria                                                       0.8%           837
Australia                                                     0.7%           819
Italy                                                         0.7%           737
Cayman Islands                                                0.5%           601
United Kingdom                                                0.5%           508
Korea                                                         0.4%           496
Canada                                                        0.3%           297
                                                          ----------------------
                                                            100.0%      $109,769
                                                          ======================


The accompanying notes are an intergral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
LARGE CAP VALUE FUND



                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 79.4%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 3.1%
Boeing Co.                                                      9,900    $   811
General Dynamics Corp.                                         26,700      1,748
Lockheed Martin Corp.                                          10,200        732
Northrop Grumman Corp.                                         21,200      1,358
Raytheon Co.                                                   69,700      3,106
Rockwell Collins, Inc.                                          7,000        391
                                                                         -------
                                                                           8,146
                                                                         -------
AGRICULTURAL PRODUCTS -- 0.6%
Monsanto Co.                                                   17,600      1,482
                                                                         -------
AUTOMOBILES & RELATED -- 0.3%
Honda Motor Co., Ltd. -- ADR                                   27,800        885
                                                                         -------
BANKING -- 4.6%
Bank of America Corp.                                          83,640      4,023
Bank of New York Co., Inc.                                    101,380      3,264
BB&T Corp.                                                      1,500         62
Commerce Bancorp, Inc.#                                        27,400        977
Marshall & Ilsley Corp.                                        17,900        819
National City Corp.#                                            9,800        355
PNC Financial Services Group, Inc.                             16,200      1,137
SunTrust Banks, Inc.                                           22,600      1,724
                                                                         -------
                                                                          12,361
                                                                         -------
BROADCAST/MEDIA -- 1.4%
Comcast Corp.*#                                               111,400      3,652
                                                                         -------
CHEMICALS -- 0.9%
Pall Corp.                                                     19,625        549
Praxair, Inc.                                                  34,900      1,885
                                                                         -------
                                                                           2,434
                                                                         -------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 0.5%
Sun Microsystems, Inc.*                                       321,200      1,333
                                                                         -------
COMPUTER SERVICES & SOFTWARE -- 1.3%
Automatic Data Processing, Inc.                                74,197      3,365
                                                                         -------
COMPUTERS & OFFICE EQUIPMENT -- 0.9%
Hewlett-Packard Co.#                                           78,100      2,474
                                                                         -------
CONSUMER PRODUCTS -- 0.9%
Clorox Co.#                                                    39,000      2,378
                                                                         -------
COSMETICS & TOILETRIES -- 4.2%
Kimberly-Clark Corp.#                                          53,383      3,294
Procter & Gamble Co.                                          142,963      7,949
                                                                         -------
                                                                          11,243
                                                                         -------
DIVERSIFIED OPERATIONS -- 2.7%
Eaton Corp.                                                    16,200      1,221
General Electric Co.                                          132,100      4,354
Honeywell International, Inc.                                  30,450      1,227
Illinois Tool Works, Inc.                                       7,700        366
                                                                         -------
                                                                           7,168
                                                                         -------




                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ENERGY RESOURCES & SERVICES -- 4.5%
Ameren Corp.                                                   18,100    $   914
Consolidated Edison, Inc.                                       7,300        324
Dominion Resources, Inc.                                        5,900        441
Emerson Electric Co.                                           46,900      3,931
Entergy Corp.                                                   5,100        361
FPL Group, Inc.#                                               24,300      1,005
PG&E Corp.#                                                    67,400      2,647
PPL Corp.#                                                     18,500        598
Southern Co.#                                                  53,500      1,715
                                                                         -------
                                                                          11,936
                                                                         -------
FINANCE -- 4.2%
Citigroup, Inc.                                                84,247      4,064
Federal National Mortgage Association                          23,000      1,106
Freddie Mac                                                    16,400        935
JP Morgan Chase & Co.#                                         83,300      3,499
Mitsubishi UFJ Financial Group, Inc.-ADR                       81,500      1,137
Washington Mutual, Inc.                                         8,100        369
                                                                         -------
                                                                          11,110
                                                                         -------
FOOD & BEVERAGES -- 7.8%
Anheuser-Busch Co., Inc.                                       25,310      1,154
Campbell Soup Co.                                             102,700      3,811
Coca-Cola Co.                                                  61,100      2,629
Coca-Cola Enterprises, Inc.                                    46,221        941
Diageo Plc ADR                                                 49,502      3,344
Kellogg Co.                                                    17,900        867
Kraft Foods, Inc.#                                            165,400      5,111
PepsiCo, Inc.                                                  49,900      2,996
                                                                         -------
                                                                          20,853
                                                                         -------
HEALTHCARE -- 0.1%
Medco Health Solutions, Inc.*                                   5,100        292
                                                                         -------
INSTRUMENTS -- CONTROLS -- 0.9%
Parker Hannifin Corp.                                          31,160      2,418
                                                                         -------
INSURANCE -- 3.2%
ACE Ltd.                                                       17,700        895
AFLAC, Inc.                                                    54,171      2,511
Allstate Corp.                                                 14,900        815
American International Group, Inc.#                            45,810      2,705
Chubb Corp.                                                     3,900        195
XL Capital Ltd.#                                               22,800      1,398
                                                                         -------
                                                                           8,519
                                                                         -------
MACHINERY & HEAVY EQUIPMENT -- 2.0%
Caterpillar, Inc.                                              41,100      3,061
Deere & Co.#                                                   23,500      1,962
Dover Corp.                                                     4,049        200
                                                                         -------
                                                                           5,223
                                                                         -------
MEDICAL SERVICES & EQUIPMENT -- 1.5%
Baxter International, Inc.                                     80,294      2,952
Medtronic, Inc.                                                22,270      1,045
                                                                         -------
                                                                           3,997
                                                                         -------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
LARGE CAP VALUE FUND



                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.1%
AstraZeneca Plc ADR                                            30,000    $ 1,794
Boston Scientific Corp.*                                      149,400      2,516
Sanofi-Aventis ADR                                             28,600      1,393
                                                                         -------
                                                                           5,703
                                                                         -------
METALS & MINING -- 3.0%
Barrick Gold Corp.#                                           112,100      3,318
Newmont Mining Corp.                                           86,400      4,573
                                                                         -------
                                                                           7,891
                                                                         -------
OIL & GAS -- 7.0%
Baker Hughes, Inc.#                                            27,300      2,235
El Paso Energy Corp.                                          100,200      1,503
Exxon Mobil Corp.                                             164,000     10,061
Schlumberger Ltd.#                                             74,800      4,870
                                                                         -------
                                                                          18,669
                                                                         -------
PAPER & RELATED PRODUCTS -- 1.6%
International Paper Co.#                                      133,500      4,312
                                                                         -------
PHARMACEUTICALS -- 10.0%
Abbott Laboratories                                            26,300      1,147
GlaxoSmithKline Plc ADR                                        52,823      2,947
Johnson & Johnson                                              27,000      1,618
MedImmune, Inc.*#                                              35,607        965
Merck & Co., Inc.                                              40,600      1,479
Novartis AG ADR                                                97,300      5,246
Pfizer, Inc.                                                  199,073      4,672
Schering-Plough Corp.                                          69,500      1,323
Teva Pharmaceutical Industries Ltd. ADR#                       55,800      1,763
Wyeth                                                         126,200      5,605
                                                                         -------
                                                                          26,765
                                                                         -------
PRINTING & PUBLISHING -- 0.4%
Tribune Co.                                                    29,200        947
                                                                         -------
RETAIL -- 2.4%
Federated Department Stores, Inc.                              15,700        575
Kroger Co.                                                    184,600      4,035
Wal-Mart Stores, Inc.#                                         37,400      1,802
                                                                         -------
                                                                           6,412
                                                                         -------
SERVICES -- COMMERCIAL -- 1.6%
Fluor Corp.                                                    28,400      2,639
IAC/InterActiveCorp.*                                          60,000      1,590
                                                                         -------
                                                                           4,229
                                                                         -------
TELECOMMUNICATIONS -- 3.6%
AT&T, Inc.#                                                   162,520      4,533
BellSouth Corp.#                                               59,300      2,146
Sprint Nextel Corp.                                            37,000        740
Verizon Communications, Inc.                                   66,840      2,238
                                                                         -------
                                                                           9,657
                                                                         -------




                                                          NUMBER OF      VALUE
                                                            SHARES       (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRANSPORTATION & RELATED SERVICES -- 0.9%

Union Pacific Corp.                                           26,900   $   2,501
                                                                       ---------
WASTE MANAGEMENT -- 1.2%
Waste Management, Inc.                                        92,372       3,314
                                                                       ---------
TOTAL COMMON STOCKS
(COST $188,746)                                                          211,669
                                                                       ---------
--------------------------------------------------------------------------------
WARRANTS -- 0.1%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.1%
Raytheon Co.*                                                 11,883         150
                                                                       ---------
(COST $84)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.6%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds -- TempCash        3,492,013       3,492
BlackRock Provident Institutional Funds -- TempFund        3,492,014       3,492
                                                                       ---------
TOTAL SHORT-TERM INVESTMENTS
(COST $6,984)                                                              6,984
                                                                       ---------
                                                             PAR
                                                            (000)
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 17.9%
--------------------------------------------------------------------------------
Barclays Time Deposit
  5.280%, 07/03/06                                        $    1,196       1,196
Bear Stearns Floating Rate Note
  5.372%, 07/03/06                                             2,480       2,480
Citigroup Variable Rate Master Note
  5.382%, 08/25/06                                             2,067       2,067
Grenwich Capitol Floating Rate Note
  5.310%, 07/03/06                                             1,876       1,876
Institutional Money Market Trust
  5.251%, 07/03/06                                            22,225      22,225
KBC Bank Time Deposit
  5.281%, 07/03/06                                             3,538       3,538
Morgan Stanley Floating Rate Note
  5.372%, 07/03/06                                             8,810       8,810
Sedna Financial Floating Rate Note
  5.292%, 07/25/06                                             2,936       2,936
Tango Financial Corp. Floating Rate Note
  5.310%, 07/28/06                                             2,546       2,546
                                                                       ---------
TOTAL SECURITIES LENDING COLLATERAL
(COST $47,674)                                                            47,674
                                                                       ---------
TOTAL INVESTMENTS -- 100.0%
(COST $243,488)                                                         $266,477
                                                                       =========

______________
+ See Note 1 to Financial Statements.
* Non-income producing security.
# Security position is either entirely or partially on loan.
ADR - American Depository Receipt

The accompanying notes are an intergral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
LARGE CAP GROWTH FUND



                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.0%
--------------------------------------------------------------------------------
ADVERTISING -- 2.0%
Omnicom Group, Inc.                                             6,200     $  552
                                                                          ------
AUTOMOBILES & RELATED -- 4.2%
Harley-Davidson, Inc.                                           7,900        434
Rockwell Automation, Inc.                                      10,100        727
                                                                          ------
                                                                           1,161
                                                                          ------
BANKING -- 5.2%
Fifth Third Bancorp                                            22,263        823
Wachovia Corp.                                                 11,700        633
                                                                          ------
                                                                           1,456
                                                                          ------
BROADCAST/MEDIA -- 1.7%
Harman International Industries, Inc.                           5,700        487
                                                                          ------
CHEMICALS -- 4.5%
Ecolab, Inc.                                                   11,600        471
Praxair, Inc.                                                  14,300        772
                                                                          ------
                                                                           1,243
                                                                          ------
COMPUTER SERVICES & SOFTWARE -- 4.9%
Electronic Arts, Inc.*                                         16,000        689
Microsoft Corp.                                                29,200        680
                                                                          ------
                                                                           1,369
                                                                          ------
COMPUTERS & OFFICE EQUIPMENT -- 2.2%
Dell, Inc.*                                                    25,300        618
                                                                          ------
DIVERSIFIED OPERATIONS -- 5.5%
General Electric Co.                                           18,900        623
Illinois Tool Works, Inc.                                      19,300        917
                                                                          ------
                                                                           1,540
                                                                          ------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 7.8%
Linear Technology Corp.                                        16,675        558
Texas Instruments, Inc.                                        36,700      1,112
Xilinx, Inc.                                                   21,850        495
                                                                          ------
                                                                           2,165
                                                                          ------
FINANCE -- 8.8%
CIT Group, Inc.                                                14,600        763
SLM Corp.                                                      17,300        916
State Street Corp.                                             13,200        767
                                                                          ------
                                                                           2,446
                                                                          ------
FOOD & BEVERAGES -- 2.2%
Sysco Corp.                                                    20,200        617
                                                                          ------
INSTRUMENTS -- CONTROLS -- 3.8%
Johnson Controls, Inc.                                         12,900      1,061
                                                                          ------
INSURANCE -- 4.6%
AFLAC, Inc.                                                    15,500        718
American International Group, Inc.                              9,700        573
                                                                          ------
                                                                           1,291
                                                                          ------
MACHINERY & HEAVY EQUIPMENT -- 3.3%
Dover Corp.                                                    18,700        924
                                                                          ------
MEDICAL SERVICES & EQUIPMENT -- 8.4%
Amgen, Inc.*                                                   14,650        956
Medtronic, Inc.                                                17,500        821
St. Jude Medical, Inc.*                                        17,800        577
                                                                          ------
                                                                           2,354
                                                                          ------




                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.9%
Express Scripts, Inc.*                                          9,975    $   716
Gilead Sciences, Inc.*                                         14,400        852
Pfizer, Inc.                                                   15,560        365
                                                                         -------
                                                                           1,933
                                                                         -------
RESTAURANTS -- 2.6%
Starbucks Corp.*                                               19,000        717
                                                                         -------
RETAIL -- 10.2%
Dollar General Corp.                                           24,500        343
Kohl's Corp.*                                                  18,000      1,064
The TJX Companies, Inc.                                        27,800        635
Walgreen Co.                                                   18,200        816
                                                                         -------
                                                                           2,858
                                                                         -------
SERVICES -- COMMERCIAL -- 2.7%
Cintas Corp.                                                   19,300        767
                                                                         -------
TELECOMMUNICATIONS -- 3.7%
Qualcomm, Inc.                                                 25,600      1,026
                                                                         -------
TRANSPORTATION & RELATED SERVICES -- 2.8%
Southwest Airlines Co.                                         47,300        774
                                                                         -------
TOTAL COMMON STOCKS
(COST $26,173)                                                            27,359
                                                                         -------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.0%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds -- TempCash           284,196        284
BlackRock Provident Institutional Funds -- TempFund           284,195        284
                                                                         -------
TOTAL SHORT-TERM INVESTMENTS
(COST $568)                                                                  568
                                                                         -------
TOTAL INVESTMENTS -- 100.0%
(COST $26,741)                                                           $27,927
                                                                         =======

______________
+ See Note 1 to Financial Statements.
* Non-income producing security

The accompanying notes are an intergral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
INDEX 500 FUND



                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 82.1%
--------------------------------------------------------------------------------
ADVERTISING -- 0.2%
Interpublic Group of Cos., Inc.*                               8,544     $    71
Monster Worldwide, Inc.*                                       2,514         107
Omnicom Group, Inc.                                            3,341         298
                                                                         -------
                                                                             476
                                                                         -------
AEROSPACE & DEFENSE -- 1.7%
Boeing Co.                                                    15,661       1,283
General Dynamics Corp.                                         7,907         518
Lockheed Martin Corp.                                          6,936         498
Northrop Grumman Corp.                                         6,733         431
Raytheon Co.                                                   8,739         389
Rockwell Collins, Inc.                                         3,351         187
United Technologies Corp.                                     19,800       1,256
                                                                         -------
                                                                           4,562
                                                                         -------
AGRICULTURAL PRODUCTS -- 0.4%
Archer-Daniels Midland Co.                                    12,818         529
Monsanto Co.                                                   5,299         446
                                                                         -------
                                                                             975
                                                                         -------
AUTOMOBILES & RELATED -- 0.6%
Cooper Tire & Rubber Co.#                                      1,201          13
Ford Motor Co.                                                36,745         255
General Motors Corp.#                                         11,077         330
Genuine Parts Co.                                              3,382         141
Goodrich Corp.                                                 2,427          98
Goodyear Tire & Rubber Co.*                                    3,471          39
Harley-Davidson, Inc.#                                         5,262         289
Navistar International Corp.*                                  1,208          30
PACCAR, Inc.                                                   3,265         269
Rockwell Automation, Inc.                                      3,477         250
                                                                         -------
                                                                           1,714
                                                                         -------
BANKING -- 4.8%
AmSouth Bancorp                                                6,778         179
Bank of America Corp.                                         89,387       4,300
Bank of New York Co., Inc.                                    15,116         487
BB&T Corp.                                                    10,773         448
Comerica, Inc.                                                 3,181         165
Commerce Bancorp, Inc.#                                        3,607         129
Compass Bancshares, Inc.                                       2,529         141
Fifth Third Bancorp                                           10,900         403
First Horizon National Corp.                                   2,413          97
Golden West Financial Corp.                                    5,016         372
Huntington Bancshares, Inc.                                    4,804         113
KeyCorp                                                        7,917         282
M&T Bank Corp.                                                 1,545         182
Marshall & Ilsley Corp.                                        4,413         202
Mellon Financial Corp.                                         8,100         279
National City Corp.#                                          10,625         385
North Fork Bancorp, Inc.                                       9,111         275
Northern Trust Corp.                                           3,630         201
PNC Financial Services Group, Inc.                             5,797         407
Regions Financial Corp.                                        8,934         296
Sovereign Cap Trust                                            7,370         150
SunTrust Banks, Inc.                                           7,122         543
U.S. Bancorp#                                                 34,863       1,077
Wachovia Corp.#                                               31,506       1,704
Zions Bancorp                                                  2,078         162
                                                                         -------
                                                                          12,979
                                                                         -------




                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BROADCAST/MEDIA -- 2.1%
CBS Corp Class B#                                               15,131    $  409
Clear Channel Communications, Inc.                               9,857       305
Comcast Corp.*#                                                 41,385     1,355
Gannett Co., Inc.                                                4,658       261
Harman International Industries, Inc.                            1,310       112
McGraw-Hill Cos., Inc.                                           7,008       352
Meredith Corp.                                                     828        41
News Corp.                                                      46,334       889
Time Warner, Inc.                                               83,876     1,451
Univision Communications, Inc.*                                  4,368       146
Viacom, Inc., Class B*                                          14,123       506
                                                                          ------
                                                                           5,827
                                                                          ------
BUILDING & REAL ESTATE -- 0.2%
D.R. Horton, Inc.                                                5,328       127
KB Home#                                                         1,476        68
Lennar Corp.#                                                    2,731       121
Pulte Homes, Inc.#                                               4,171       120
                                                                          ------
                                                                             436
                                                                          ------
BUILDING PRODUCTS & SUPPLIES -- 0.3%
American Standard Cos., Inc.                                     3,465       150
Centex Corp.                                                     2,377       120
Masco Corp.                                                      7,780       231
Vulcan Materials Co.                                             1,970       154
                                                                          ------
                                                                             655
                                                                          ------
CHEMICALS -- 1.1%
Air Products & Chemicals, Inc.                                   4,391       281
Dow Chemical Co.                                                18,837       735
Du Pont (E.I.) De Nemours and Co.#                              18,045       751
Eastman Chemical Co.                                             1,601        86
Ecolab, Inc.                                                     3,567       145
Hercules, Inc.*                                                  2,225        34
Pall Corp.                                                       2,445        68
PPG Industries, Inc.                                             3,244       214
Praxair, Inc.                                                    6,329       342
Rohn & Haas Co.#                                                 2,846       143
Sigma-Aldrich Corp.                                              1,311        95
                                                                          ------
                                                                           2,894
                                                                          ------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 1.3%
eBay, Inc.*                                                     22,648       663
Google, Inc.*                                                    4,036     1,692
Juniper Networks, Inc.*                                         11,081       177
Symantec Corp.*                                                 20,275       315
Yahoo!, Inc.*#                                                  24,559       810
                                                                          ------
                                                                           3,657
                                                                          ------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 2.0%
Cisco Systems, Inc.*                                           119,574     2,335
Intel Corp.#                                                   113,940     2,159
International Game Technology, Inc.                              6,641       252
Network Appliance, Inc.*                                         7,328       259
Sun Microsystems, Inc.*                                         68,511       284
Symbol Technologies, Inc.#                                       4,970        54
Versign, Inc.*                                                   4,801       111
                                                                          ------
                                                                           5,454
                                                                          ------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
INDEX 500 FUND



                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPUTER SERVICES & SOFTWARE -- 3.4%
Adobe Systems, Inc.*                                            11,727    $  356
Affiliated Computer Services, Inc.*#                             2,322       120
Autodesk, Inc.*                                                  4,538       156
Automatic Data Processing, Inc.                                 11,289       512
BMC Software, Inc.*                                              4,168       100
CA Inc.#                                                         8,937       184
Citrix Systems, Inc.*                                            3,567       143
Computer Sciences Corp.*                                         3,678       178
Compuware Corp.*                                                 7,391        50
Electronic Arts, Inc.*#                                          5,996       258
Electronic Data Systems Corp.#                                  10,154       244
EMC Corp.*                                                      46,316       508
First Data Corp.                                                14,995       675
Intuit, Inc.*                                                    3,346       202
Lexmark International, Inc.*                                     2,062       115
Microsoft Corp.                                                171,842     4,004
NCR Corp.*#                                                      3,564       131
Novell, Inc.*                                                    6,640        44
Oracle Corp.*                                                   76,279     1,105
Parametric Technology, Corp.*                                    2,182        28
Sabre Group Holdings Corp.                                       2,600        57
Unisys Corp.*                                                    6,718        42
                                                                          ------
                                                                           9,212
                                                                          ------
COMPUTERS & OFFICE EQUIPMENT -- 2.3%
Apple Computer, Inc.*                                           16,659       952
Dell, Inc.*#                                                    44,495     1,086
Gateway, Inc.*                                                   5,176        10
Hewlett-Packard Co.#                                            54,640     1,731
International Business Machines Corp.#                          30,368     2,333
Xerox Corp.*                                                    17,986       250
                                                                          ------
                                                                           6,362
                                                                          ------
CONSUMER PRODUCTS -- 1.8%
Altria Group, Inc.                                              40,901     3,003
Brunswick Corp.                                                  1,852        62
Cendant Corp.                                                   19,592       319
Clorox Co.#                                                      2,955       180
Fortune Brands, Inc.                                             2,872       204
Hasbro, Inc.                                                     3,372        61
Mattel, Inc.                                                     7,628       126
Newell Rubbermaid, Inc.                                          5,421       140
NIKE, Inc.#                                                      3,697       299
Reynolds American, Inc.#                                         1,678       193
UST, Inc.                                                        3,161       143
V.F. Corp.                                                       1,720       117
Whirlpool Corp.                                                  1,527       126
                                                                          ------
                                                                           4,973
                                                                          ------
CONTAINERS -- 0.1%
Ball Corp.#                                                      2,050        76
Bemis Co., Inc.                                                  2,053        63
Pactiv Corp.*                                                    2,764        68
Sealed Air Corp.*                                                1,597        83
                                                                          ------
                                                                             290
                                                                          ------
COSMETICS & TOILETRIES -- 1.9%
Alberto Culver Co.                                               1,489        73
Avon Products, Inc.                                              8,819       273
Colgate-Palmolive Co.                                           10,081       604
Eetee Lauder Companies+                                          2,327        90
Kimberly-Clark Corp.#                                            9,005       556
Procter & Gamble Co.                                            64,275     3,574
                                                                          ------
                                                                           5,170
                                                                          ------




                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 4.1%
3M Co.                                                         14,767    $ 1,193
Ashland, Inc.#                                                  1,391         93
Eaton Corp.                                                     2,942        222
Fisher Scientific International, Inc.*                          2,431        178
General Electric Co.                                          203,678      6,713
Honeywell International, Inc.                                  16,217        654
Illinois Tool Works, Inc.                                       8,112        385
International Flavors & Fragrances, Inc.                        1,547         55
ITT Industries, Inc.                                            3,623        179
Leggett & Platt, Inc.                                           3,570         89
Patterson Companies, Inc.*#                                     2,715         95
Textron, Inc.                                                   2,548        235
Tyco International Ltd.                                        39,892      1,097
                                                                         -------
                                                                          11,188
                                                                         -------
EDUCATION -- 0.1%
Apollo Group, Inc.*#                                            2,741        142
                                                                         -------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 1.8%
Advanced Micro Devices, Inc.*                                   9,482        232
Agilent Technologies, Inc.*                                     8,340        263
Altera Corp.*                                                   7,037        124
Analog Devices, Inc.                                            7,074        227
Applied Materials, Inc.                                        30,630        499
Broadcom Corp.*#                                                8,972        270
Freescale Semiconductor, Inc., Class B*                         7,947        234
Jabil Circuit, Inc.                                             3,487         89
KLA-Tencor Corp.                                                3,899        162
Linear Technology Corp.                                         5,947        199
LSI Logic Corp.*#                                               7,770         69
Maxim Integrated Products, Inc.                                 6,281        202
Micron Technology, Inc.*#                                      14,203        214
Molex, Inc.                                                     2,780         93
National Semiconductor Corp.                                    6,612        158
Novellus Systems, Inc.*                                         2,492         62
NVIDIA Corp.*                                                   6,904        147
PMC-Sierra, Inc.*                                               4,044         38
QLogic Corp.*                                                   3,158         54
SanDisk Corp.*                                                  3,826        195
Sanmina-SCI Corp.*                                             10,436         48
Solectron Corp.*                                               17,911         61
Tektronix, Inc.                                                 1,638         48
Teradyne, Inc.*#                                                3,882         54
Texas Instruments, Inc.#                                       30,518        924
Xilinx, Inc.                                                    6,728        152
                                                                         -------
                                                                           4,818
                                                                         -------
ENERGY RESOURCES & SERVICES -- 3.1%
AES Corp.*                                                     12,894        238
Allegheny Energy, Inc.*                                         3,199        118
Ameren Corp.                                                    4,022        203
American Electric Power Co., Inc.                               7,715        264
American Power Conversion Corp.#                                3,322         65
Centerpoint Energy, Inc.                                        6,099         76
CMS Energy Corp.*#                                              4,331         56
CONSOL Energy, Inc.                                             3,588        168
Consolidated Edison, Inc.                                       4,814        214
Constellation Energy Group, Inc.                                3,505        191
Cooper Industries Ltd.                                          1,809        168
Dominion Resources, Inc.                                        6,807        509
DTE Energy Co.                                                  3,482        142

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
INDEX 500 FUND



                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ENERGY RESOURCES & SERVICES -- (CONTINUED)
Duke Energy Corp.#                                             24,190     $  710
Dynegy, Inc.*                                                   7,229         40
Edison International                                            6,381        249
Emerson Electric Co.                                            8,039        674
Entergy Corp.                                                   4,073        288
Exelon Corp.                                                   13,094        744
FirstEnergy Corp.                                               6,460        350
FPL Group, Inc.#                                                7,918        328
KeySpan Corp.#                                                  3,427        138
NiSource, Inc.                                                  5,340        117
PG&E Corp.#                                                     6,800        267
Pinnacle West Capital Corp.                                     1,943         78
PPL Corp.#                                                      7,452        241
Progress Energy, Inc.                                           4,955        212
Public Service Enterprise Group, Inc.                           4,925        326
Southern Co.#                                                  14,534        466
Teco Energy, Inc.                                               4,089         61
TXU Corp.                                                       9,057        541
Xcel Energy, Inc.                                               7,942        152
                                                                          ------
                                                                           8,394
                                                                          ------
ENTERTAINMENT & LEISURE -- 0.7%
Carnival Corp.                                                  8,507        355
Harrah's Entertainment, Inc.                                    3,618        258
The Walt Disney Co.#                                           42,991      1,290
                                                                          ------
                                                                           1,903
                                                                          ------
FIBER OPTICS -- 0.0%
JDS Uniphase Corp.*                                            33,002         83
                                                                          ------
FINANCE -- 8.8%
Ambac Financial Group, Inc.                                     2,070        168
American Express Co.                                           24,167      1,286
Ameriprise Financial, Inc.                                      4,786        214
Bear Stearns Cos., Inc.#                                        2,362        331
Capital One Financial Corp.#                                    5,935        507
Charles Schwab Corp.                                           20,209        323
CIT Group, Inc.                                                 3,904        204
Citigroup, Inc.                                                97,374      4,697
Countrywide Financial Corp.                                    11,901        453
E*TRADE Financial Corp.*                                        8,352        191
Equifax, Inc.                                                   2,518         87
Federal National Mortgage Association                          18,958        912
Federated Investors, Inc.                                       1,653         52
Franklin Resources, Inc.                                        3,004        261
Freddie Mac                                                    13,534        772
Goldman Sachs Group, Inc.                                       8,462      1,273
H&R Block, Inc.                                                 6,432        153
Janus Capital Group, Inc.                                       4,145         74
JP Morgan Chase & Co.#                                         68,057      2,858
Legg Mason, Inc.#                                               2,586        257
Lehman Brothers Holdings, Inc.                                 10,487        683
MBIA, Inc.#                                                     2,638        154
Merrill Lynch & Co., Inc.                                      18,098      1,259
Moody's Corp.#                                                  4,784        261
Morgan Stanley                                                 20,980      1,326
Paychex, Inc.                                                   6,546        255
Prudential Financial, Inc.                                      9,637        749
SLM Corp.#                                                      8,047        426
State Street Corp.#                                             6,509        378
Synovus Financial Corp.                                         6,321        169




                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCE -- (CONTINUED)
T. Rowe Price Group, Inc.                                      5,200     $   197
Washington Mutual, Inc.                                       18,818         858
Wells Fargo Co.#                                              32,907       2,207
                                                                         -------
                                                                          23,995
                                                                         -------
FOOD & BEVERAGES -- 2.7%
Anheuser-Busch Co., Inc.                                      15,137         690
Brown-Forman Corp.                                             1,628         117
Campbell Soup Co.                                              3,629         135
Coca-Cola Co.                                                 40,145       1,727
Coca-Cola Enterprises, Inc.                                    5,944         121
ConAgra Foods, Inc.                                           10,173         225
Constellation Brands, Inc.*                                    3,895          97
Dean Foods Company*                                            2,664          99
General Mills, Inc.                                            6,971         360
Heinz (H.J.) Co.                                               6,562         271
Kellogg Co.                                                    4,776         231
McCormick & Co., Inc.                                          2,594          87
Molson Coors Brewing Co.                                       1,128          77
Pepsi Bottling Group, Inc.#                                    2,626          84
PepsiCo, Inc.#                                                32,368       1,943
Sara Lee Corp.                                                14,889         239
Sysco Corp.#                                                  12,115         370
The Hershey Co.                                                3,478         192
Tyson Foods, Inc.                                              4,934          73
Wm. Wrigley Jr., Co.                                           4,348         197
                                                                         -------
                                                                           7,335
                                                                         -------
FOREST PRODUCTS -- 0.0%
Plum Creek Timber Co.                                          3,610         128
                                                                         -------
HEALTHCARE -- 1.0%
Coventry Health Care, Inc.*                                    3,143         173
HCA-The Healthcare Corp.#                                      7,992         345
Health Management Associates, Inc.                             4,716          93
Humana, Inc.*                                                  3,225         173
IMS Health, Inc.                                               3,911         105
Manor Care, Inc.                                               1,547          73
McKesson Corp.                                                 5,956         282
Medco Health Solutions, Inc.*                                  5,908         338
Tenet Healthcare Corp.*                                        9,218          64
UnitedHealth Group, Inc.                                      26,384       1,181
                                                                         -------
                                                                           2,827
                                                                         -------
HOTELS & RESORTS -- 0.2%
Hilton Hotels Corp.                                            6,478         183
Marriott International, Inc.#                                  6,404         244
                                                                         -------
                                                                             427
                                                                         -------
HUMAN RESOURCES -- 0.1%
Robert Half International, Inc.                                3,364         141
                                                                         -------
INSTRUMENTS -- CONTROLS -- 0.3%
Johnson Controls, Inc.#                                        3,818         314
Millipore Corp.*                                               1,041          65
Parker Hannifin Corp.                                          2,356         183
PerkinElmer, Inc.                                              2,480          52
Thermo Electron Corp.*#                                        3,206         116
Waters Corp.*                                                  2,027          90
                                                                         -------
                                                                             820
                                                                         -------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
INDEX 500 FUND



                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSURANCE -- 4.1%
ACE Ltd.                                                       6,369     $   322
Aetna, Inc.                                                   11,106         444
AFLAC, Inc.                                                    9,766         453
Allstate Corp.                                                12,445         681
American International Group, Inc.                            50,878       3,004
Aon Corp.                                                      6,241         217
Chubb Corp.                                                    8,127         406
CIGNA Corp.                                                    2,345         231
Cincinnati Financial Corp.                                     3,394         160
Genworth Financial, Inc.                                       7,145         249
Hartford Financial Services Group, Inc.                        5,936         502
Lincoln National Corp.#                                        5,624         317
Loews Corp.#                                                   7,952         282
Marsh & McLennan Cos., Inc.#                                  10,761         289
MetLife, Inc.#                                                14,859         761
MGIC Investment Corp.                                          1,712         111
Principal Financial Group, Inc.                                5,425         302
Progressive Corp.                                             15,327         394
SAFECO Corp.                                                   2,334         132
St. Paul Cos., Inc.                                           13,637         608
Torchmark Corp.                                                1,965         119
UnumProvident Corp.                                            5,864         106
WellPoint, Inc.*                                              12,485         909
XL Capital Ltd#                                                3,531         216
                                                                         -------
                                                                          11,215
                                                                         -------
MACHINERY & HEAVY EQUIPMENT -- 0.9%
Black & Decker Corp.                                           1,488         126
Caterpillar, Inc.                                             13,116         977
Cummins, Inc.#                                                   909         111
Danaher Corp.#                                                 4,621         297
Deere & Co.#                                                   4,594         384
Dover Corp.                                                    3,993         197
Ingersoll-Rand Co.                                             6,444         276
Snap-On, Inc.                                                  1,138          46
Stanley Works                                                  1,384          65
                                                                         -------
                                                                           2,479
                                                                         -------
MEDICAL SERVICES & EQUIPMENT -- 2.1%
Amgen, Inc.*                                                  23,097       1,507
Bausch & Lomb, Inc.                                            1,053          52
Baxter International, Inc.                                    12,825         471
Becton, Dickinson & Co.                                        4,844         296
Biomet, Inc.                                                   4,819         151
C.R. Bard, Inc.                                                2,028         149
Cardinal Health, Inc.                                          8,181         526
Genzyme Corp.*                                                 5,099         311
Laboratory Corp. of America Holdings*#                         2,442         152
Medtronic, Inc.                                               23,642       1,109
Quest Diagnostics, Inc.                                        3,182         191
St. Jude Medical, Inc.*                                        7,070         229
Stryker Corp.                                                  5,727         241
Zimmer Holdings, Inc.*                                         4,860         276
                                                                         -------
                                                                           5,661
                                                                         -------
MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
Boston Scientific Corp.*                                      23,799         401
                                                                         -------




                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METAL COMPONENTS & PRODUCTS -- 0.6%
Alcoa, Inc.#                                                   17,043    $   551
Allegheny Technologies, Inc.                                    1,708        118
Freeport-McMoRan Copper & Gold, Inc.                            3,691        205
Nucor Corp.#                                                    6,103        331
Phelps Dodge Corp.                                              3,992        328
United States Steel Corp.                                       2,446        172
                                                                         -------
                                                                           1,705
                                                                         -------
METALS & MINING -- 0.2%
Newmont Mining Corp.                                            8,792        465
                                                                         -------
OFFICE EQUIPMENT & SERVICES -- 0.1%
Pitney Bowes, Inc.                                              4,347        179
                                                                         -------
OFFICE SUPPLIES -- 0.0%
Avery Dennison Corp.                                            2,150        125
                                                                         -------
OIL & GAS -- 8.5%
Anadarko Petroleum Corp.                                        8,981        428
Apache Corp.                                                    6,470        442
Baker Hughes, Inc.#                                             6,674        546
BJ Services Co.                                                 6,297        235
Chesapeake Energy Corp.#                                        8,074        244
Chevron Corp.#                                                 43,416      2,694
ConocoPhillips                                                 32,332      2,119
Devon Energy Corp.                                              8,618        521
El Paso Energy Corp.                                           13,627        204
EOG Resources, Inc.                                             4,751        329
Exxon Mobil Corp.                                             118,510      7,271
Halliburton Co.                                                10,110        750
Hess Corp.#                                                     4,723        250
Kerr-McGee, Corp.                                               4,446        308
Kinder Morgan, Inc.                                             2,041        204
Marathon Oil Corp.                                              7,099        591
Murphy Oil Corp.#                                               3,253        182
Nabors Industries Ltd.*#                                        6,079        205
National-Oilwell Varco, Inc.*                                   3,427        217
NICOR, Inc.#                                                      869         36
Noble Corp.                                                     2,698        201
Occidental Petroleum Corp.                                      8,388        860
Peoples Energy Corp.                                              752         27
Rowan Cos., Inc.                                                2,158         77
Schlumberger Ltd.#                                             23,110      1,505
Sempra Energy                                                   5,074        231
Sunoco, Inc.#                                                   2,597        180
Transocean, Inc.*                                               6,364        511
Valero Energy Corp.                                            12,055        802
Weatherford International Ltd.*                                 6,829        339
Williams Cos., Inc.                                            11,657        272
XTO Energy, Inc.                                                7,132        316
                                                                         -------
                                                                          23,097
                                                                         -------
PAPER & RELATED PRODUCTS -- 0.3%
International Paper Co.#                                        9,655        312
Louisiana-Pacific Corp.                                         2,080         45
MeadWestvaco Corp.                                              3,548         99
Temple-Inland, Inc.                                             2,164         93
Weyerhaeuser Co.                                                4,822        300
                                                                         -------
                                                                             849
                                                                         -------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
INDEX 500 FUND



                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.1%
Abbott Laboratories                                            29,894    $ 1,304
Allergan, Inc.                                                  2,990        321
AmerisourceBergen Corp.                                         4,111        172
Applera Corp. - Applied Biosystems Group#                       3,624        117
Barr Pharmaceuticals, Inc.*                                     2,079         99
Biogen Idec, Inc.*                                              6,735        312
Bristol-Myers Squibb Co.                                       38,515        996
Caremark Rx, Inc.                                               8,666        432
Eli Lilly & Co.                                                22,136      1,223
Express Scripts, Inc.*                                          2,879        207
Forest Laboratories, Inc.*                                      6,383        247
Gilead Sciences, Inc.*#                                         8,912        527
Hospira, Inc.*                                                  3,059        131
Johnson & Johnson                                              57,999      3,475
King Pharmaceuticals, Inc.*                                     4,744         81
MedImmune, Inc.*#                                               4,872        132
Merck & Co., Inc.                                              42,749      1,557
Mylan Laboratories, Inc.                                        4,117         82
Pfizer, Inc.                                                  143,525      3,369
Schering-Plough Corp.                                          29,010        552
Watson Pharmaceuticals, Inc.*                                   1,998         47
Wyeth                                                          26,363      1,171
                                                                         -------
                                                                          16,554
                                                                         -------
PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 0.0%
Eastman Kodak Co.#                                              5,626        134
                                                                         -------
PRINTING & PUBLISHING -- 0.2%
Donnelley (R.R.) & Sons Co.                                     4,232        135
Dow Jones & Co., Inc.#                                          1,157         40
New York Times Co.#                                             2,837         70
Tribune Co.#                                                    4,289        139
                                                                         -------
                                                                             384
                                                                         -------
RESTAURANTS -- 0.7%
Darden Restaurants, Inc.                                        2,525         99
McDonald's Corp.                                               24,407        820
Starbucks Corp.*                                               15,033        568
Wendy's International, Inc.                                     2,284        133
Yum! Brands, Inc.                                               5,326        268
                                                                         -------
                                                                           1,888
                                                                         -------
RETAIL -- 4.7%
Amazon.com, Inc.*                                               6,056        234
AutoNation, Inc.*                                               2,905         62
AutoZone, Inc.*                                                 1,047         92
Bed Bath & Beyond, Inc.*                                        5,528        183
Best Buy Co., Inc.#                                             7,885        433
Big Lots, Inc.*                                                 2,233         38
Circuit City Stores, Inc.                                       2,949         80
Coach, Inc.*                                                    7,540        226
Costco Wholesale Corp.#                                         9,230        527
CVS Corp.                                                      16,030        492
Dillard's, Inc.#                                                1,210         39
Dollar General Corp.                                            6,106         85
Family Dollar Stores, Inc.                                      3,042         74
Federated Department Stores, Inc.                              10,836        397
Gap, Inc.#                                                     10,773        188
Home Depot, Inc.#                                              40,486      1,449
Kohl's Corp.*                                                   6,668        394
Kroger Co.*                                                    14,171        310




                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RETAIL -- (CONTINUED)
Limited Brands                                                 6,719     $   172
Liz Claiborne, Inc.                                            2,047          76
Lowe's Cos., Inc.                                             15,196         922
Nordstrom, Inc.                                                4,218         154
Office Depot, Inc.*                                            5,635         214
OfficeMax, Inc.                                                1,393          57
Penney (J.C.) Co., Inc.#                                       4,599         311
RadioShack Corp.                                               2,650          37
Safeway, Inc.                                                  8,816         229
Sears Holding Corp.*                                           1,899         294
Sherwin-Williams Co.                                           2,182         104
Staples, Inc.                                                 14,261         347
SUPERVALU, Inc.                                                4,006         123
Target Corp.                                                  16,911         826
The TJX Companies, Inc.                                        8,952         205
Tiffany & Co.                                                  2,754          91
Walgreen Co.                                                  19,786         887
Wal-Mart Stores, Inc.#                                        48,975       2,359
Whole Foods Market, Inc.                                       2,743         177
                                                                         -------
                                                                          12,888
                                                                         -------
SERVICES -- COMMERCIAL -- 0.2%
Cintas Corp.                                                   2,700         107
Convergys Corp.*                                               2,744          54
Fiserv, Inc.*                                                  3,441         156
Fluor Corp.                                                    1,714         159
                                                                         -------
                                                                             476
                                                                         -------
TELECOMMUNICATIONS -- 4.2%
ADC Telecommunications, Inc.*                                  2,296          39
Alltel Corp.                                                   7,621         486
Andrew Corp.*                                                  3,126          28
AT&T, Inc.#                                                   76,155       2,124
Avaya, Inc.*                                                   8,050          92
BellSouth Corp.#                                              35,429       1,282
CenturyTel, Inc.                                               2,275          85
Ciena Corp.*                                                  11,511          55
Citizens Communications Co.                                    6,365          83
Comverse Technology, Inc.*                                     3,956          78
Corning, Inc.*                                                30,508         738
Embarq Corp.*                                                  2,919         120
L-3 Communications Corp.                                       2,388         180
Lucent Technologies, Inc.*                                    87,750         212
Motorola, Inc.                                                48,380         975
Qualcomm, Inc.                                                32,831       1,316
Qwest Communications International, Inc.*#                    30,661         248
Sprint Nextel Corp.                                           58,351       1,166
Tellabs, Inc.*                                                 8,777         117
The E.W. Scripps Co.                                           1,665          72
Verizon Communications, Inc.                                  57,141       1,914
                                                                         -------
                                                                          11,410
                                                                         -------
TEXTILES & APPAREL -- 0.0%
Jones Apparel Group, Inc.                                      2,204          70
                                                                         -------
TRANSPORTATION & RELATED SERVICES -- 1.7%
Burlington Northern Santa Fe Corp.                             7,142         566
CSX Corp.                                                      4,340         306
FedEx Corp.                                                    5,976         698
Norfolk Southern Corp.                                         8,122         432
Ryder Systems, Inc.#                                           1,194          70
Southwest Airlines Co.                                        13,833         226
Union Pacific Corp.                                            5,268         490
United Parcel Service, Inc.                                   21,245       1,749
                                                                         -------
                                                                           4,537
                                                                         -------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
INDEX 500 FUND



                                                           NUMBER OF      VALUE
                                                             SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WASTE MANAGEMENT -- 0.2%
Allied Waste Industries, Inc.*                                  4,737   $     54
Waste Management, Inc.                                         10,677        383
                                                                        --------
                                                                             437
                                                                        --------
WHOLESALE DISTRIBUTOR -- 0.0%
Grainger (W.W.), Inc.                                           1,494        112
                                                                        --------
TOTAL COMMON STOCKS
(COST $226,445)                                                          222,903
                                                                        --------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.8%
--------------------------------------------------------------------------------
APARTMENTS -- 0.2%
Apartment Investment & Management Co.                           1,903         83
Archstone-Smith Trust#                                          4,186        213
Equity Residential Properties Trust                             5,704        255
                                                                        --------
                                                                             551
                                                                        --------
BUILDING & REAL ESTATE -- 0.0%
Kimco Realty Corp.                                              4,144        151
                                                                        --------
DIVERSIFIED OPERATIONS -- 0.1%
Vornado Realty Trust                                            2,329        227
                                                                        --------
HOTELS & RESORTS -- 0.1%
Starwood Hotels & Resorts Worldwide, Inc.                       4,255        257
                                                                        --------
INDUSTRIAL -- 0.1%
Prologis                                                        4,798        250
                                                                        --------
OFFICE PROPERTY -- 0.2%
Boston Properties, Inc.#                                        1,788        161
Equity Office Properties Trust                                  7,171        262
                                                                        --------
                                                                             423
                                                                        --------
REGIONAL MALLS -- 0.1%
Simon Property Group, Inc.#                                     3,590        298
                                                                        --------
STORAGE -- 0.0%
Public Storage, Inc.                                            1,621        123
                                                                        --------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(COST $1,697)                                                              2,280
                                                                        --------
--------------------------------------------------------------------------------
RIGHTS -- 0.0%
--------------------------------------------------------------------------------
Seagate Tax Refund Rights                                       4,100         --
                                                                        --------
 (COST $0)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.9%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
  Funds -- TempCash                                         2,452,227      2,452
                                                                        --------
 (COST $2,452)
                                                                  PAR
                                                                 (000)
--------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 0.1%
--------------------------------------------------------------------------------
U.S. Treasury Bill
 4.500%, 08/10/06                                          $      150        150
                                                                        --------
 (COST $149)




                                                                PAR       VALUE
                                                               (000)     (000)+
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 16.1%
--------------------------------------------------------------------------------
Barclays Time Deposit
 5.280%, 07/03/06                                             $ 1,441   $  1,441
Bear Stearns Floating Rate Commercial Paper
 5.372%, 07/03/06                                                 144        144
Citigroup Variable Rate Master Note
 5.382%, 08/25/06                                               2,647      2,647
Greenwich Capital Floating Rate Note
 5.310%, 07/03/06                                                 224        224
Institutional Money Market Trust
 5.251%, 07/03/06                                              24,654     24,654
KBC Bank Time Deposit
 5.281%, 07/03/06                                               3,244      3,244
Morgan Stanley Floating Rate Note
 5.372%, 07/03/06                                              10,555     10,555
Sedna Financial Floating Rate Note
 5.292%, 07/25/06                                                 403        403
Tango Financial Corp. Floating Rate Note
 5.310%, 07/28/06                                                 506        506
                                                                        --------
TOTAL SECURITIES LENDING COLLATERAL
(COST $43,818)                                                            43,818
                                                                        --------
TOTAL INVESTMENTS -- 100.0%
(COST $274,561)                                                         $271,603
                                                                        ========


_______________
+  See Note 1 to Financial Statements.
*  Non-income producing security.
#  Security position is either entirely or partially on loan.
ADR - American Depository Receipt

The accompanying notes are an intergral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
MID CAP GROWTH FUND


                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 81.8%
--------------------------------------------------------------------------------
ADVERTISING -- 1.2%
Lamar Advertising Co.*                                          9,570     $  516
Monster Worldwide, Inc.*                                       16,510        704
                                                                          ------
                                                                           1,220
                                                                          ------
AUTOMOBILES & RELATED -- 0.1%
Oshkosh Truck Corp.                                             1,830         87
                                                                          ------
BANKING -- 2.1%
East West Bancorp, Inc.                                        16,530        627
Northern Trust Corp.                                            9,000        498
The Colonial BancGroup, Inc.                                   29,920        768
Whitney Holding Corp.                                           8,420        298
                                                                          ------
                                                                           2,191
                                                                          ------
BUILDING & BUILDING SUPPLIES -- 0.5%
Martin Marietta Materials, Inc.#                                6,170        562
                                                                          ------
BUILDING & REAL ESTATE -- 0.9%
CB Richard Ellis Group, Inc.*                                  39,630        987
                                                                          ------
CHEMICALS -- 0.4%
Ecolab, Inc.                                                   11,470        465
                                                                          ------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 3.7%
aQuantive, Inc.*                                               29,690        752
BEA Systems, Inc.*                                             61,680        807
CheckFree Corp.*                                               17,270        856
Ctrip.com International ADR#                                   10,850        554
Red Hat, Inc.*#                                                38,330        897
                                                                          ------
                                                                           3,866
                                                                          ------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 4.5%
Atheros Communications*                                        26,040        494
F5 Networks Inc.*                                               9,100        487
International Game Technology, Inc.                            49,360      1,873
Network Appliance, Inc.*                                       16,650        588
Nuance Communications, Inc.*                                   63,090        635
Rackable Systems, Inc.*                                        15,210        601
                                                                          ------
                                                                           4,678
                                                                          ------
COMPUTER SERVICES & SOFTWARE -- 3.6%
Akamai Technologies, Inc.*                                     37,390      1,353
Citrix Systems, Inc.*                                          29,150      1,170
Itron, Inc.*                                                   10,100        599
Salesforce.com, Inc.*#                                         23,300        621
                                                                          ------
                                                                           3,743
                                                                          ------
COSMETICS & TOILETRIES -- 0.6%
Avon Products, Inc.                                            20,680        641
                                                                          ------
DIVERSIFIED OPERATIONS -- 1.0%
Harsco Corp.                                                    7,870        614
Textron, Inc.#                                                  4,820        444
                                                                          ------
                                                                           1,058
                                                                          ------



                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 5.4%
AMETEK, Inc.#                                                   26,700    $1,265
ASML Holding N.V.*                                              25,310       512
Micron Technology, Inc.*#                                       50,790       765
PMC-Sierra, Inc.*#                                              62,360       586
SanDisk Corp.*                                                  14,020       715
Silicon Laboratories, Inc.*                                     16,970       596
SiRF Technology Holdings, Inc.*                                 13,940       449
Varian Semiconductor Equipment Associates, Inc.                 21,705       708
                                                                          ------
                                                                           5,596
                                                                          ------
ENERGY RESOURCES & SERVICES -- 1.6%
CONSOL Energy, Inc.#                                            18,310       856
McDermott International, Inc.*                                  17,970       817
                                                                          ------
                                                                           1,673
                                                                          ------
ENTERTAINMENT & LEISURE -- 1.0%
Scientific Games Corp.*#                                        29,640     1,056
                                                                          ------
FIBER OPTICS -- 1.1%
Finisar Corp.*                                                 128,790       421
JDS Uniphase Corp.*                                            302,910       767
                                                                          ------
                                                                           1,188
                                                                          ------
FINANCE -- 4.0%
Affiliated Managers Group, Inc.*#                                9,485       824
Chicago Mercantile Exchange Holdings, Inc.#                      1,570       771
Fidelity National Information Services, Inc.#                    8,320       295
Global Payments, Inc.                                           10,590       514
Nasdaq Stock Market, Inc.*                                      16,190       484
T. Rowe Price Group, Inc.                                       32,780     1,239
                                                                          ------
                                                                           4,127
                                                                          ------
FOOD & BEVERAGES -- 1.6%
Burger King Holdings, Inc.*                                     22,650       357
Hansen Natural Corp.*                                            7,020     1,336
                                                                          ------
                                                                           1,693
                                                                          ------
HEALTHCARE -- 0.2%
Coventry Health Care, Inc.*                                      3,370       185
                                                                          ------
HOTELS & GAMING -- 1.9%
Station Casinos, Inc.                                           15,280     1,040
Wynn Resorts, Ltd.*                                             12,180       893
                                                                          ------
                                                                           1,933
                                                                          ------
HOTELS & RESORTS -- 1.8%
Host Hotels & Resorts, Inc.#                                    15,904       348
Starwood Hotels & Resorts Worldwide, Inc.                       25,980     1,567
                                                                          ------
                                                                           1,915
                                                                          ------
HUMAN RESOURCES -- 1.4%
Manpower, Inc.                                                  14,610       944
MPS Group, Inc.*                                                31,500       474
                                                                          ------
                                                                           1,418
                                                                          ------
INSTRUMENTS -- CONTROLS -- 0.8%
Thermo Electron Corp.*#                                         22,450       814
                                                                          ------
INSURANCE -- 0.6%
HCC Insurance Holdings, Inc.                                    20,560       605
                                                                          ------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
MID CAP GROWTH FUND


                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MACHINERY & HEAVY EQUIPMENT -- 1.0%
Bucyrus International, Inc.                                     8,900     $  449
Gardner Denver, Inc.*                                          14,220        548
                                                                          ------
                                                                             997
                                                                          ------
MANUFACTURING -- 2.7%
General Cable Corp.*                                           18,720        655
ResMed, Inc.*                                                  15,730        738
Roper Industries, Inc.#                                        19,360        905
Trinity Industries, Inc.                                       11,700        473
                                                                          ------
                                                                           2,771
                                                                          ------
MEDICAL SERVICES & EQUIPMENT -- 6.2%
Celgene Corp.*#                                                27,280      1,294
Covance, Inc.*                                                 11,130        681
Dade Behring Holdings, Inc.                                    14,150        589
DaVita, Inc.*                                                  20,210      1,005
Intuitive Surgical, Inc.*#                                      6,070        716
Quest Diagnostics, Inc.                                        29,740      1,782
Varian Medical Systems, Inc.*                                   9,490        449
                                                                          ------
                                                                           6,516
                                                                          ------
METAL COMPONENTS & PRODUCTS -- 1.7%
Allegheny Technologies, Inc.                                    8,010        554
Precision Castparts Corp.                                      20,980      1,254
                                                                          ------
                                                                           1,808
                                                                          ------
METALS & MINING -- 1.3%
Arch Coal, Inc.                                                16,790        712
Joy Global, Inc.#                                              11,715        610
                                                                          ------
                                                                           1,322
                                                                          ------
OIL & GAS -- 6.4%
Cameron International Corp.*                                   18,010        860
Cnx Gas Corp.*                                                 14,280        428
Denbury Resources, Inc.*                                       15,760        499
Diamond Offshore Drilling, Inc.#                                8,060        677
Frontier Oil Corp.#                                            18,660        605
Grant Prideco, Inc.*                                           16,270        728
National-Oilwell Varco, Inc.*#                                 15,620        989
Range Resources Corp.                                          35,045        953
Southwestern Energy Co.*                                       11,560        360
Ultra Petroleum Corp.*                                         10,560        626
                                                                          ------
                                                                           6,725
                                                                          ------
PHARMACEUTICALS -- 4.1%
Allergan, Inc.#                                                11,300      1,212
Express Scripts, Inc.*                                         14,820      1,063
Forest Laboratories, Inc.*                                     15,430        597
Pharmaceutical Product Development, Inc.                       17,830        626
Shire PLC- ADR                                                 16,800        743
                                                                          ------
                                                                           4,241
                                                                          ------
PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 0.7%
Cymer, Inc.*                                                   16,440        764
                                                                          ------
RESTAURANTS -- 0.6%
Yum! Brands, Inc.                                              11,960        601
                                                                          ------



                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RETAIL -- 6.9%
Ann Taylor Stores Corp.                                         7,940    $   345
Circuit City Stores, Inc.                                      31,110        847
Coach, Inc.*                                                   53,290      1,593
Coldwater Creek, Inc.*                                         22,760        609
Gymboree Corp.*                                                14,350        499
Nordstrom, Inc.                                                27,900      1,018
Panera Bread Co.*                                               5,790        389
Under Armour, Inc.*                                            12,580        536
Whole Foods Market, Inc.#                                      21,110      1,365
                                                                         -------
                                                                           7,201
                                                                         -------
SERVICES -- COMMERCIAL -- 1.6%
Nutri/System, Inc.*#                                           18,640      1,158
VistaPrint Ltd*                                                20,810        557
                                                                         -------
                                                                           1,715
                                                                         -------
TECHNOLOGY -- 0.5%
Investment Technology Group, Inc.*                              9,800        498
                                                                         -------
TELECOMMUNICATIONS -- 4.3%
CIENA Corp.*                                                  117,040        563
Crown Castle International Corp.*                              29,030      1,003
Leap Wireless International, Inc.*                              9,940        471
NII Holdings, Inc.*                                            33,410      1,884
Redback Networks, Inc.*                                        28,620        525
                                                                         -------
                                                                           4,446
                                                                         -------
TRANSPORTATION & RELATED SERVICES -- 2.5%
C.H. Robinson Worldwide, Inc.                                  22,890      1,220
CSX Corp.                                                       6,170        434
Landstar System, Inc.*                                         10,580        500
US Airways Group, Inc.*                                         9,220        466
                                                                         -------
                                                                           2,620
                                                                         -------
WASTE MANAGEMENT -- 0.5%
Republic Services, Inc.                                        13,760        555
                                                                         -------
WHOLESALE DISTRIBUTOR -- 0.8%
WESCO International, Inc.*                                     12,800        883
                                                                         -------
TOTAL COMMON STOCKS
(COST $74,264)                                                            85,364
                                                                         -------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.0%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
Funds -- TempCash
(COST $991)                                                   991,334        991
                                                                         -------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
MID CAP GROWTH FUND



                                                                PAR       VALUE
                                                               (000)     (000)+
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 17.2%
--------------------------------------------------------------------------------
Barclays Time Depsoit
 5.280%, 07/03/06                                             $   978   $    978
Institutional Money Market Trust
 5.251%, 07/03/06                                              14,276     14,276
KBC Bank Time Deposit
 5.281%, 07/03/06                                               1,515      1,515
Sedna Financial Floating Rate Note
 5.292%, 07/25/06                                               1,188      1,188
                                                                        --------
TOTAL SECURITIES LENDING COLLATERAL
(COST $17,957)                                                            17,957
                                                                        --------
TOTAL INVESTMENTS -- 100.0%
(COST $93,212)                                                          $104,312
                                                                        ========

__________
+  See Note 1 to Financial Statements.
*  Non-income producing security.
#  Security position is either entirely or partially on loan.
ADR - American Depository Receipt

The accompanying notes are an intergral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
MID CAP VALUE FUND



                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 77.4%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.7%
Empresa Brasileira de Aeronautic ADR                           27,400    $   999
                                                                         -------
AUTOMOBILES & RELATED -- 3.2%
Advance Auto Parts, Inc.                                       55,900      1,616
Harley-Davidson, Inc.#                                         32,900      1,806
United Rentals, Inc.*#                                         45,000      1,439
                                                                         -------
                                                                           4,861
                                                                         -------
BANKING -- 2.6%
Hudson City Bancorp, Inc.                                     141,000      1,880
IndyMac Bancorp, Inc.#                                         46,500      2,132
                                                                         -------
                                                                           4,012
                                                                         -------
BUILDING & REAL ESTATE -- 8.6%
Beazer Homes USA, Inc.                                         17,200        789
Colonial Properties Trust.                                     25,200      1,245
Developers Diversified Realty Corp.                            24,600      1,284
Hovnanian Enterprises, Inc.*                                   64,600      1,943
iStar Financial, Inc.                                          28,000      1,057
KB Home#                                                       31,400      1,440
Lennar Corp.#                                                  41,200      1,828
Meritage Homes Corp.*                                          10,200        482
NVR, Inc.*                                                      2,500      1,228
Pulte Homes, Inc.#                                             64,300      1,851
                                                                         -------
                                                                          13,147
                                                                         -------
BUILDING PRODUCTS & SUPPLIES -- 1.3%
Centex Corp.#                                                  39,500      1,987
                                                                         -------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 1.4%
Check Point Software Technologies, Ltd.*                       81,400      1,431
McAfee, Inc.*#                                                 29,100        706
                                                                         -------
                                                                           2,137
                                                                         -------
COMPUTER SERVICES & SOFTWARE -- 2.0%
Lexmark International, Inc.*                                   33,000      1,842
Take-Two Interactive Software, Inc.*#                         114,800      1,224
                                                                         -------
                                                                           3,066
                                                                         -------
CONSUMER PRODUCTS -- 1.3%
Whirlpool Corp.#                                               24,300      2,008
                                                                         -------
DIVERSIFIED OPERATIONS -- 1.1%
Eaton Corp.                                                    22,000      1,659
                                                                         -------
EDUCATION -- 0.6%
Career Education Corp.*                                        31,700        948
                                                                         -------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 0.7%
International Rectifier Corp.*                                 27,100      1,059
                                                                         -------
ENERGY RESOURCES & SERVICES -- 8.3%
DPL, Inc.#                                                     55,400      1,485
Edison International                                           23,800        928
Foundation Coal Holdings, Inc.                                 31,900      1,497
Mirant Corp.*                                                  55,600      1,490
NRG Energy, Inc.*#                                             24,400      1,176
Peabody Energy Corp.                                           54,200      3,022
TXU Corp.                                                      50,500      3,019
                                                                         -------
                                                                          12,617
                                                                         -------



                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE -- 0.8%
Activision, Inc.*#                                            114,100    $ 1,298
                                                                         -------
FINANCE -- 1.2%
Bear Stearns Cos., Inc.#                                       13,400      1,877
                                                                         -------
FOOD & BEVERAGES -- 1.0%
Constellation Brands, Inc.*                                    63,900      1,598
                                                                         -------
HEALTHCARE -- 3.6%
Coventry Health Care, Inc.*                                    43,750      2,404
LifePoint Hospitals, Inc.*                                     46,300      1,488
NBTY, Inc.*                                                    67,400      1,611
                                                                         -------
                                                                           5,503
                                                                         -------
INSTRUMENTS -- CONTROLS -- 1.1%
Johnson Controls, Inc.#                                        19,600      1,612
                                                                         -------
INSURANCE -- 3.7%
Aetna, Inc.                                                    55,400      2,212
Endurance Specialty Holdings Ltd.                              59,400      1,901
The PMI Group, Inc.#                                           34,700      1,547
                                                                         -------
                                                                           5,660
                                                                         -------
MACHINERY & HEAVY EQUIPMENT -- 3.9%
Ingersoll-Rand Co.#                                            35,600      1,523
Manitowoc Co., Inc.                                            42,400      1,887
Terex Corp.*                                                   25,600      2,527
                                                                         -------
                                                                           5,937
                                                                         -------
MANUFACTURING -- 1.2%
Chicago Bridge & Iron Company N.V. - ADR                       78,400      1,893
                                                                         -------
METAL COMPONENTS & PRODUCTS -- 4.2%
Cleveland Cliffs, Inc.                                         18,000      1,427
Phelps Dodge Corp.                                             31,400      2,580
Timken Co.                                                     70,200      2,352
                                                                         -------
                                                                           6,359
                                                                         -------
METALS & MINING -- 3.5%
Arch Coal, Inc.#                                               66,600      2,822
Joy Global, Inc.                                               48,800      2,542
                                                                         -------
                                                                           5,364
                                                                         -------
OIL & GAS -- 12.0%
Canadian Natural Resources Ltd.                                51,900      2,874
Denbury Resources, Inc.*                                       87,300      2,765
General Maritime Corp.                                         15,900        588
National Fuel Gas Co.                                          38,900      1,367
Quicksilver Resources, Inc.*#                                  54,200      1,995
Southwestern Energy Co.*                                       56,800      1,770
Sunoco, Inc.#                                                  14,600      1,012
Talisman Energy, Inc.                                         109,800      1,919
Williams Cos., Inc.                                            84,600      1,976
XTO Energy, Inc.                                               45,242      2,003
                                                                         -------
                                                                          18,269
                                                                         -------
PHARMACEUTICALS -- 2.7%
Omnicare, Inc.#                                                49,500      2,347
Shire PLC -- ADR                                               40,900      1,809
                                                                         -------
                                                                           4,156
                                                                         -------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
MID CAP VALUE FUND



                                                            NUMBER OF     VALUE
                                                             SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RETAIL -- 3.9%
Aeropostale, Inc.*#                                           39,000    $  1,127
Hot Topic, Inc.*                                              81,100         933
Jarden Corp.*#                                                27,000         822
Ross Stores, Inc.                                             51,800       1,453
The TJX Companies, Inc.#                                      67,600       1,545
                                                                        --------
                                                                           5,880
                                                                        --------
TELECOMMUNICATIONS -- 1.9%
Arris Group, Inc.*#                                          147,500       1,935
Avaya, Inc.*                                                  84,000         959
                                                                        --------
                                                                           2,894
                                                                        --------
TRANSPORTATION & RELATED SERVICES -- 0.9%
Frontline Limited#                                            32,100      $1,215
Ship Finance International Ltd                                 5,340          92
                                                                        --------
                                                                           1,307
                                                                        --------
TOTAL COMMON STOCKS
(COST $107,136)                                                          118,107
                                                                        --------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 0.2%
First Industrial Realty Trust, Inc.                            9,400         356
                                                                        --------
OFFICE PROPERTY -- 0.2%
Trizec Properties, Inc.                                        8,200         235
                                                                        --------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(COST $565)                                                                  591
                                                                        --------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.4%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds -- FedFund           315,004         315
BlackRock Provident Institutional Funds -- Temp Fund         315,003         315
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
(COST $630)                                                                  630
                                                                        --------




                                                                PAR       VALUE
                                                               (000)     (000)+
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 21.8%
--------------------------------------------------------------------------------
Barclays Time Deposit
  5.280%, 07/03/06                                            $ 1,266   $  1,266
Bear Stearns Floating Rate Note
  5.372%, 07/03/06                                                498        498
Institutional Money Market Trust
  5.251%, 07/03/06                                             18,348     18,348
KBC Bank Time Deposit
  5.281%, 07/03/06                                              2,829      2,829
Morgan Stanley Floating Rate Note
  5.372%, 07/03/06                                              3,406      3,406
Sedna Financial Floating Rate Note
  5.292%, 07/25/06                                              4,989      4,989
Tango Financial Corp. Floating Rate Note
  5.310%, 07/28/06                                              1,960      1,960
                                                                        --------
TOTAL SECURITIES LENDING COLLATERAL
(COST $33,296)                                                            33,296
                                                                        --------
TOTAL INVESTMENTS -- 100.0%
(COST $141,627)                                                         $152,624
                                                                        ========

______________
+ See Note 1 to Financial Statements.
* Non-income producing security.
# Security position is either entirely or partially on loan.
ADR - American Depository Receipt

The accompanying notes are an intergral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
STRATEGIC VALUE FUND



                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.6%
--------------------------------------------------------------------------------
ADVERTISING -- 2.0%
Interpublic Group of Cos., Inc.*                                96,500    $  806
                                                                          ------
AGRICULTURAL PRODUCTS -- 4.0%
Monsanto Co.                                                     6,900       581
Potash Corp. of Saskatchewan, Inc.                               3,700       318
The Mosaic Co.*                                                 45,000       704
                                                                          ------
                                                                           1,603
                                                                          ------
AUTOMOBILES & RELATED -- 1.9%
Genuine Parts Co.                                               18,600       775
                                                                          ------
BROADCAST/MEDIA -- 1.9%
Clear Channel Communications, Inc.                              25,000       774
                                                                          ------
CHEMICALS -- 2.4%
Eastman Chemical Co.                                            17,700       956
                                                                          ------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 1.9%
McAfee, Inc.*                                                   31,900       774
                                                                          ------
COMPUTER SERVICES & SOFTWARE -- 5.6%
Cadence Design Systems, Inc.*                                   46,200       792
Sabre Group Holdings Corp.                                      46,200     1,016
Sybase, Inc.*                                                   23,200       450
                                                                          ------
                                                                           2,258
                                                                          ------
CONSUMER PRODUCTS -- 3.2%
American Greetings Corp.                                        22,600       475
Newell Rubbermaid, Inc.                                         19,900       514
Tupperware Brands Corp.                                         15,700       309
                                                                          ------
                                                                           1,298
                                                                          ------
CONTAINERS -- 4.2%
Ball Corp.                                                      21,100       781
Pactiv Corp.*                                                   36,400       901
                                                                          ------
                                                                           1,682
                                                                          ------
ENERGY RESOURCES & SERVICES -- 9.8%
Ameren Corp.                                                    16,200       818
CMS Energy Corp.*                                               52,700       682
Hubbell, Inc.                                                   14,200       677
NiSource, Inc.                                                  33,400       729
Northeast Utilities, Inc.                                       35,700       738
Puget Energy, Inc.                                              12,800       275
                                                                          ------
                                                                           3,919
                                                                          ------
FIBER OPTICS -- 0.9%
JDS Uniphase Corp.*                                            144,800       366
                                                                          ------
FOOD & BEVERAGES -- 0.9%
OSI Restaurant Partners, Inc.                                   10,600       367
                                                                          ------
INSURANCE -- 11.7%
ACE Ltd.                                                         5,800       293
Aetna, Inc.                                                     11,100       443
Conseco, Inc.*                                                  29,300       677
Everest Re Group Ltd.                                            4,800       415
Genworth Financial, Inc.                                        15,100       526
PartnerRe Ltd.                                                  12,300       788
SAFECO Corp.                                                    10,000       564
The PMI Group, Inc.                                              6,300       281
XL Capital Ltd                                                  11,000       674
                                                                          ------
                                                                           4,661
                                                                          ------




                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MACHINERY & HEAVY EQUIPMENT -- 3.6%
CNH Global N.V.                                                  8,140    $  195
Cummins, Inc.                                                    4,700       575
Snap-On, Inc.                                                   17,200       695
                                                                          ------
                                                                           1,465
                                                                          ------
MANUFACTURING -- 1.2%
Chemtura Corp.                                                  50,200       469
                                                                          ------
METAL COMPONENTS & PRODUCTS -- 2.1%
Timken Co.                                                      25,800       865
                                                                          ------
OIL & GAS -- 6.1%
EOG Resources, Inc.                                             10,000       693
GlobalSantaFe Corp.                                             13,600       785
Halliburton Co.                                                 10,100       750
Southwest Gas Corp.                                              7,500       235
                                                                          ------
                                                                           2,463
                                                                          ------
PAPER & RELATED PRODUCTS -- 3.1%
Bowater, Inc.                                                   20,600       469
MeadWestvaco Corp.                                              28,000       782
                                                                          ------
                                                                           1,251
                                                                          ------
PHARMACEUTICALS -- 4.0%
King Pharmaceuticals, Inc.*                                     49,500       842
Mylan Laboratories, Inc.                                        38,700       774
                                                                          ------
                                                                           1,616
                                                                          ------
PRINTING & PUBLISHING -- 4.4%
Donnelley (R.R.) & Sons Co.                                     28,852       922
R.H. Donnelley Corp.                                            15,900       860
                                                                          ------
                                                                           1,782
                                                                          ------
RESTAURANTS -- 1.6%
Brinker International, Inc.                                     15,400       559
Yum! Brands, Inc.                                                1,700        85
                                                                          ------
                                                                             644
                                                                          ------
RETAIL -- 7.9%
Federated Department Stores, Inc.                               18,800       688
Foot Locker, Inc.                                               31,600       774
Kroger Co.                                                      21,700       474
OfficeMax, Inc.                                                 18,700       762
Safeway, Inc.                                                   18,300       476
                                                                          ------
                                                                           3,174
                                                                          ------
TELECOMMUNICATIONS -- 8.7%
ADC Telecommunications, Inc.*                                   29,500       497
Avaya, Inc.*                                                    57,400       656
CenturyTel, Inc.                                                14,100       524
Embarq Corp.*                                                    7,300       299
Qwest Communications International, Inc.*                      120,400       974
Tellabs, Inc.*                                                  41,300       550
                                                                          ------
                                                                           3,500
                                                                          ------
WASTE MANAGEMENT -- 0.7%
Allied Waste Industries, Inc.*                                  25,000       284
                                                                          ------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
STRATEGIC VALUE FUND



                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHOLESALE DISTRIBUTOR -- 1.8%
Grainger (W.W.), Inc.                                           9,400    $   707
                                                                         -------
TOTAL COMMON STOCKS
(COST $34,139)                                                            38,459
                                                                         -------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.9%
--------------------------------------------------------------------------------
HOTELS & RESORTS -- 1.9%
Host Hotels & Resorts, Inc.
(COST $457)                                                    35,500        776
                                                                         -------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.5%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds -- Tempcash           504,904        505
BlackRock Provident Institutional Funds -- Tempfund           504,904        505
                                                                         -------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,010)                                                              1,010
                                                                         -------
TOTAL INVESTMENTS -- 100.0%
(COST $35,606)                                                           $40,245
                                                                         =======

______________
+ See Note 1 to Financial Statements.
* Non-income producing security.

The accompanying notes are an intergral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
SMALL CAP GROWTH FUND



                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 90.2%
--------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS -- 0.9%
The Andersons, Inc.                                             28,600    $1,190
                                                                          ------
AUTOMOBILE & RELATED -- 0.9%
A.S.V., Inc.*#                                                  50,000     1,152
                                                                          ------
BANKING -- 0.4%
Intervest Bancshares Corp.                                      11,500       466
                                                                          ------
CABLE OPERATORS -- 2.0%
Encore Wire Corp.*#                                             72,700     2,613
                                                                          ------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 7.6%
aQuantive, Inc.*#                                               75,000     1,900
Digitas, Inc.*                                                 103,800     1,206
Perficient, Inc.*                                              130,000     1,606
Smith Micro Software, Inc.                                      74,200     1,188
Sportsman's Guide, Inc.*                                        19,400       592
Stamps.com, Inc.*                                               80,000     2,226
Tom Online, Inc.*# -- ADR                                       52,100     1,006
                                                                          ------
                                                                           9,724
                                                                          ------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 5.1%
Aspen Techonolgy, Inc.                                          94,300     1,237
Oplink Communications, Inc.*                                    54,000       989
Rackable Systems, Inc.*                                         60,000     2,369
The Knot, Inc.*                                                 91,300     1,915
                                                                          ------
                                                                           6,510
                                                                          ------
COMPUTER SERVICES & SOFTWARE -- 6.4%
Concur Technologies, Inc.*                                     155,100     2,399
Hypercom Corp.                                                  47,400       443
Itron, Inc.*                                                    40,000     2,371
MRO Software, Inc.                                              58,300     1,170
SPSS, Inc.*                                                     58,300     1,874
                                                                          ------
                                                                           8,257
                                                                          ------
COMPUTERS & OFFICE EQUIPMENT -- 0.9%
Xyratex Ltd.                                                    44,600     1,180
                                                                          ------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 4.9%
Cirrus Logic, Inc.                                             116,000       944
Diodes, Inc.*                                                   32,950     1,365
LTX Corp.*                                                     200,100     1,403
Netlogic Microsystems, Inc.#                                    45,600     1,471
NovAtel, Inc.                                                   32,500     1,110
                                                                          ------
                                                                           6,293
                                                                          ------
ELECTRONICS -- SEMICONDUCTORS -- 1.0%
Hittite Microwave Corp.                                         33,600     1,215
                                                                          ------
ENERGY RESOURCES & SERVICES -- 4.0%
Atlas America, Inc.*                                            45,000     2,016
Comfort Systems USA, Inc.                                       82,400     1,178
Fuel-Tech N.V.*                                                 70,000       847
TTM Technologies, Inc.*                                         79,200     1,146
                                                                          ------
                                                                           5,187
                                                                          ------
ENTERTAINMENT & LEISURE -- 1.9%
Steiner Leisure Ltd.*                                           60,000     2,371
                                                                          ------
FINANCE -- 1.1%
GFI Group, Inc.*                                                25,000     1,349
                                                                          ------




                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOOD & BEVERAGES -- 2.8%
MGP Ingredients, Inc.                                           53,600    $1,245
National Beverage Corp.                                         84,700     1,215
SunOpta, Inc.                                                  124,000     1,151
                                                                          ------
                                                                           3,611
                                                                          ------
HEALTHCARE -- 2.4%
Healthways, Inc.*                                               20,700     1,090
Psychiatric Solutions, Inc.*                                    70,000     2,006
                                                                          ------
                                                                           3,096
                                                                          ------
HOME FURNISHINGS -- HOUSEWARES -- 1.9%
American Woodmark Corp.                                         32,800     1,150
Kimball International, Inc. -- Class B                          64,200     1,265
                                                                          ------
                                                                           2,415
                                                                          ------
HUMAN RESOURCES -- 1.0%
Kforce, Inc.*                                                   85,100     1,318
                                                                          ------
INSURANCE -- 3.1%
American Physicians Capital, Inc.*                              41,300     2,172
Safety Insurance Group, Inc.                                    38,000     1,807
                                                                          ------
                                                                           3,979
                                                                          ------
MACHINERY & HEAVY EQUIPMENT -- 5.7%
Applied Industrial Technologies, Inc.                           16,650       405
Columbus McKinnon Corp.*                                        80,000     1,739
Flow International Corp.                                       120,400     1,694
Intevac, Inc.                                                   28,100       609
Kadant, Inc.                                                    52,600     1,210
Newport Corp.*                                                  22,700       366
The Middleby Corp.*                                             15,000     1,298
                                                                          ------
                                                                           7,321
                                                                          ------
MANUFACTURING -- 4.9%
Ceradyne, Inc.*#                                                40,000     1,980
Chaparral Steel Co.                                             23,400     1,685
Gehl Co. Designs*                                               42,500     1,085
Olympic Steel, Inc.                                              8,200       290
Superior Essex, Inc.                                            42,600     1,275
                                                                          ------
                                                                           6,315
                                                                          ------
MEDICAL SERVICES & EQUIPMENT -- 4.9%
AngioDynamics, Inc.*                                            56,000     1,515
LifeCell Corp.*                                                 94,200     2,913
Molecular Devices Corp.*                                        17,300       529
Natus Medical, Inc.*                                             8,200        81
Sirona Dental Systems, Inc.                                     30,000     1,188
                                                                          ------
                                                                           6,226
                                                                          ------
MEDICAL SUPPLIES & EQUIPMENT -- 1.5%
Aspreva Pharmaceuticals Corp.                                   40,100     1,088
Vital Images, Inc.                                              36,100       892
                                                                          ------
                                                                           1,980
                                                                          ------
METAL COMPONENTS & PRODUCTS -- 3.2%
Dynamic Materials Corp.                                         38,600     1,302
Ladish Co., Inc.                                                15,300       573
LKQ Corp.*                                                      55,000     1,045
Reliance Steel & Aluminum Co.                                   14,490     1,202
                                                                          ------
                                                                           4,122
                                                                          ------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
SMALL CAP GROWTH FUND



                                                            NUMBER OF     VALUE
                                                             SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OIL & GAS -- 8.5%
Dril-Quip, Inc.*                                              31,000    $  2,556
GMX Resources, Inc.                                           30,000         928
Lufkin Industries, Inc.                                       30,000       1,783
NATCO Group, Inc.                                             49,800       2,002
Pioneer Drilling Co.*                                         80,000       1,235
Trico Marine Services, Inc.                                   36,700       1,247
VAALCO Energy, Inc.                                          118,600       1,158
                                                                        --------
                                                                          10,909
                                                                        --------
RETAIL -- 7.9%
EZCORP, Inc.                                                  52,400       1,975
Gymboree Corp.*                                               33,400       1,161
Suburban Propane Partners, L.P.#                              17,600         555
The Pantry, Inc.*                                             40,000       2,302
True Religion Apparel, Inc.*#                                 48,600         860
Zumiez, Inc.*                                                 88,000       3,306
                                                                        --------
                                                                          10,159
                                                                        --------
SERVICES -- COMMERCIAL -- 2.2%
Five Star Quality Care, Inc.*                                 40,000         443
Medifast, Inc.*                                               74,600       1,333
Teletech Holdings, Inc.*                                      87,000       1,100
                                                                        --------
                                                                           2,876
                                                                        --------
TRANSPORTATION & RELATED SERVICES -- 3.1%
Celadon Group, Inc.*                                         120,000       2,644
Hub Group, Inc.                                               54,000       1,325
                                                                        --------
                                                                           3,969
                                                                        --------
TOTAL COMMON STOCKS
(COST $97,903)                                                           115,803
                                                                        --------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
--------------------------------------------------------------------------------
FINANCE -- 0.4%
MFA Mortgage Investments, Inc.
(COST $518)                                                   74,800         515
                                                                        --------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.6%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds --
 TempCash                                                    378,219         378
BlackRock Provident Institutional Funds --
 TempFund                                                    378,220         378
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
(COST $756)                                                                  756
                                                                        --------




                                                                PAR       VALUE
                                                               (000)     (000)+
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 8.8%
--------------------------------------------------------------------------------
Barclays Bank Time Deposit
 5.280%, 07/03/06                                              $  748   $    748
Institutional Money Market Trust
 5.251%, 07/03/06                                               9,541      9,541
KBC Bank Time Deposit
 5.281%, 07/03/06                                               1,068      1,068
                                                                        --------
TOTAL SECURITY LENDING COLLATERAL
(COST $11,357)                                                            11,357
                                                                        --------
TOTAL INVESTMENTS -- 100.0%
(COST $110,534)                                                         $128,431
                                                                        ========

______________
+ See Note 1 to Financial Statements.
* Non-income producing security.
# Security position is either entirely or partially on loan.
ADR - American Depository Receipt

The accompanying notes are an intergral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
SMALL CAP VALUE FUND




                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 83.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.5%
Ducommun, Inc. *                                               17,696    $   328
EDO Corp.                                                      24,951        607
                                                                         -------
                                                                             935
                                                                         -------
AGRICULTURAL PRODUCTS -- 0.1%
Corn Products International, Inc.                               8,337        255
                                                                         -------
AUTOMOBILES & RELATED -- 3.2%
Commercial Vehicle Group, Inc.*                                46,465        961
LoJack Corp.*                                                  31,102        587
Tenneco, Inc.*                                                 55,306      1,438
Wabash National Corp.                                         171,374      2,632
                                                                         -------
                                                                           5,618
                                                                         -------
BANKING -- 10.1%
Alabama National BanCorporation                                19,163      1,306
Alliance Bankshares Corp.*                                     16,135        265
Bancorp, Inc.*                                                 47,570      1,190
Berkshire Hills Bancorp, Inc.                                  16,912        600
Brookline Bancorp, Inc.#                                       51,197        705
Cardinal Financial Corp.                                       53,208        618
Central Pacific Financial Corp.                                25,291        979
Citizens Banking Corp.                                         55,299      1,350
Fidelity Bankshares, Inc.                                      40,931      1,302
First Oak Brook Bancshares, Inc.                               10,473        388
IBERIABANK Corp.                                               22,018      1,267
Irwin Financial Corp                                           25,588        496
Midwest Banc Holdings, Inc.                                    28,223        628
Millenium Bankshares Corp.                                     35,267        309
PFF Bancorp, Inc.                                              65,870      2,184
Placer Sierra Bancshares                                       34,342        796
Prosperity Bancshares, Inc.                                    11,788        388
Signature Bank*                                                32,537      1,053
Southcoast Financial Corp.*                                    14,268        305
Sterling Bancorp                                               14,885        290
Texas United Bancshares, Inc.                                  13,954        393
United Community Banks, Inc.                                   29,730        905
                                                                         -------
                                                                          17,717
                                                                         -------
BUILDING & REAL ESTATE -- 0.6%
Beazer Homes USA, Inc.                                         10,054        461
Champion Enterprises, Inc.*                                    15,121        167
Modtech Holdings, Inc. *                                       41,887        283
WCI Communities, Inc.*#                                         7,283        147
                                                                         -------
                                                                           1,058
                                                                         -------
BUILDING MAINTANCE & SERVICES -- 0.3%
Goodman Global, Inc.                                           36,362        552
                                                                         -------
BUILDING PRODUCTS & SUPPLIES -- 0.9%
Builders Firstsource, Inc.*                                    19,791        403
Texas Industries, Inc.                                          1,641         87
Universal Forest Products, Inc.                                16,295      1,022
                                                                         -------
                                                                           1,512
                                                                         -------
CABLE OPERATORS -- 2.0%
Anixter International, Inc.                                    50,927      2,417
RCN Corp.*                                                     40,441      1,008
                                                                         -------
                                                                           3,425
                                                                         -------




                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHEMICALS -- 3.0%
Albemarle Corp.                                                 37,172    $1,780
American Vanguard Corp.                                         11,086       171
KMG CHEMICALS, INC.                                             24,919       192
Minerals Technologies, Inc.                                     30,050     1,563
Penford Corp.                                                   21,460       363
Uap Holding Corp.                                               55,576     1,212
                                                                          ------
                                                                           5,281
                                                                          ------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 1.3%
eFunds Corp.                                                    25,987       573
MTC Technologies, Inc.*                                         59,487     1,406
SupportSoft, Inc.                                               12,009        47
The Ultimate Software Group, Inc.*                              11,941       229
                                                                          ------
                                                                           2,255
                                                                          ------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 1.1%
Hypercom Corp.                                                  10,011        94
Insight Enterprises, Inc.*                                      95,486     1,819
                                                                          ------
                                                                           1,913
                                                                          ------
COMPUTER SERVICES & SOFTWARE -- 2.6%
Filenet Corp.                                                   30,762       829
Hutchinson Technology, Inc.*                                    34,657       750
iGATE Corp.                                                     13,056        83
JDA Software Group, Inc.*                                       60,604       850
Lawson Software, Inc.                                          126,862       850
MTS Systems Corp.                                               10,578       418
Parametric Technology, Corp.*                                   55,315       703
                                                                          ------
                                                                           4,483
                                                                          ------
CONSUMER PRODUCTS -- 3.2%
Fossil, Inc.*#                                                  37,658       678
Helen of Troy Ltd.*                                             55,729     1,025
Playtex Products, Inc.*                                        153,280     1,599
Prestige Brands Holdings, Inc.*                                 75,745       755
Select Comfort Corp.*#                                          67,515     1,551
                                                                          ------
                                                                           5,608
                                                                          ------
COSMETICS & TOILETRIES -- 0.5%
Elizabeth Arden, Inc.*                                          47,487       849
                                                                          ------
DATA PROCESSING MANAGEMENT -- 0.3%
Intermec, Inc.                                                  23,543       540
                                                                          ------
DISTRIBUTION SERVICES -- 0.2%
Bell Microproducts, Inc.                                         8,270        45
NuCo2, Inc.*                                                    15,665       376
                                                                          ------
                                                                             421
                                                                          ------
DIVERSIFIED OPERATIONS -- 1.4%
Actuant Corp.                                                   11,746       587
Graftech International Ltd.*                                   228,925     1,328
Lydall, Inc.*                                                   51,800       477
                                                                          ------
                                                                           2,392
                                                                          ------
EDUCATION -- 0.5%
ITT Educational Services, Inc.                                  13,059       859
                                                                          ------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 5.3%
Aeroflex, Inc*                                                  56,080       655
ATMI, Inc.                                                      26,874       662
Belden CDT Inc.                                                 18,051       597
Brooks Automation, Inc.                                         74,014       873
Cabot Microelectronics Corp.*                                    2,146        65

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
SMALL CAP VALUE FUND




                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- (CONTINUED)
CyberOptics Corp.*                                             26,158    $   339
Emulex Corp.                                                   69,559      1,132
Entegris, Inc.*                                                74,971        714
Formfactor, Inc.*                                              17,435        778
Franklin Electric Co., Inc.                                    15,365        793
Integrated Device Technology, Inc.*                            99,439      1,410
Tessera Technologies, Inc.*                                    46,018      1,265
                                                                         -------
                                                                           9,283
                                                                         -------
ENERGY RESOURCES & SERVICES -- 4.2%
Avista Corp.#                                                   4,911        112
Baldor Electric Co.                                            23,495        735
Cleco Corp.                                                    28,144        654
Comfort Systems USA, Inc.                                      66,624        952
Dynegy Inc.                                                    28,667        157
El Paso Electric Co.*                                          96,334      1,942
MGE Energy, Inc.                                                4,317        135
Sierra Pacific Resources                                       61,742        864
South Jersey Industries, Inc.                                  27,487        753
Unisource Energy Corp.                                          8,830        275
Westar Energy, Inc.                                            37,651        793
                                                                         -------
                                                                           7,372
                                                                         -------
ENTERTAINMENT & LEISURE -- 0.5%
K2, Inc.                                                       74,910        820
                                                                         -------
FINANCE -- 6.6%
Accredited Home Lenders Holding Co.*                           58,182      2,782
Affiliated Managers Group, Inc.*#                               8,477        737
Annaly Mortgage Management, Inc.#                              18,712        240
Apollo Investment Corp.                                        70,405      1,301
BankUnited Financial Corp.                                     42,764      1,305
Capital Source, Inc.*#                                         58,124      1,364
Financial Federal Corp.*                                       40,796      1,134
First Niagara Financial Group, Inc.                           113,948      1,597
Knight Capital Group*                                          25,497        388
Technology Investment Capital Corp.                            38,826        569
                                                                         -------
                                                                          11,417
                                                                         -------
FOOD & BEVERAGES -- 0.7%
Delta & Pine Land Co.                                          20,229        595
Lance, Inc.                                                    10,602        244
Sanderson Farms, Inc.                                          11,321        317
                                                                         -------
                                                                           1,156
                                                                         -------
HEALTHCARE -- 1.2%
Cardiac Science Corp.*                                         66,109        522
Cogdell Spencer, Inc.                                          16,398        320
Omega Healthcare Investors, Inc.                               70,283        929
Windrose Medical Properties                                    27,157        396
                                                                         -------
                                                                           2,167
                                                                         -------
HOTELS & GAMING -- 0.9%
Aztar Corp.*                                                   23,181      1,205
Isle of Capri Casinos, Inc.*                                   13,074        335
                                                                         -------
                                                                           1,540
                                                                         -------




                                                              NUMBER OF    VALUE
                                                               SHARES     (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.2%
Resources Connection, Inc.*                                     11,073    $  277
                                                                          ------
INDUSTRIAL -- 0.6%
Infrasource Services, Inc.*                                     31,602       575
Tennant Co.                                                     10,638       535
                                                                          ------
                                                                           1,110
                                                                          ------
INSTRUMENTS -- CONTROLS -- 0.9%
Checkpoint Systems, Inc.                                        28,682       637
PerkinElmer, Inc.                                               46,477       971
                                                                          ------
                                                                           1,608
                                                                          ------
INSURANCE -- 4.1%
American Equity Invt Life HL                                    45,624       486
Aspen Insurance Holdings, Ltd.#                                 18,188       424
Donegal Group, Inc.                                             22,229       432
National Atlantic Holdings Corp.*                               22,966       216
NYMAGIC, Inc.                                                   12,689       369
ProAssurance Corp.*                                             25,348     1,221
ProCentury Corp.                                                51,728       709
Republic Companies Group, Inc.                                  35,372       626
RLI Corp.                                                       23,181     1,117
StanCorp Financial Group, Inc.                                  16,735       852
The Navigators Group, Inc.*                                     15,870       695
                                                                          ------
                                                                           7,147
                                                                          ------
MACHINERY & HEAVY EQUIPMENT -- 0.2%
Applied Industrial Technologies, Inc.                           17,675       430
                                                                          ------
MANUFACTURING -- 0.6%
Hydril Co.*                                                      8,771       689
Matthews Intl, Corp.                                             6,776       233
Trex Company, Inc.*                                              3,078        80
                                                                          ------
                                                                           1,002
                                                                          ------
MEDICAL SERVICES & EQUIPMENT -- 1.8%
Amedisys, Inc.                                                  28,196     1,069
Encore Medical Corp.*                                          160,497       772
Radiologix, Inc.*                                              108,758       250
Symmetry Medical, Inc.*                                         66,046     1,017
                                                                          ------
                                                                           3,108
                                                                          ------
MEDICAL SUPPLIES & EQUIPMENT -- 0.6%
American Medical Systems Holdings, Inc.                         26,337       439
PSS World Medical, Inc.*                                        30,071       531
                                                                          ------
                                                                             970
                                                                          ------
METAL COMPONENTS & PRODUCTS -- 3.2%
Commercial Metals Co.                                           62,767     1,613
Mueller Industries, Inc.                                        42,896     1,417
Oregon Steel Mills, Inc.                                        36,323     1,840
Rbc Bearings, Inc.                                              28,705       652
                                                                          ------
                                                                           5,522
                                                                          ------
OIL & GAS -- 6.0%
Cascade Natural Gas Corp.                                        4,106        87
CH Energy Group, Inc.                                            7,077       340

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
SMALL CAP VALUE FUND




                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OIL & GAS -- (CONTINUED)
Delta Petroleum Corp.*                                         31,870    $   546
Northwest Natural Gas Co.                                      29,247      1,083
Oil States International, Inc.*                                40,101      1,375
Parallel Petroleum Corp.*                                      57,194      1,413
Petroleum Development Corp.*                                    6,422        242
Piedmont Natural Gas, Inc.                                      6,726        163
Range Resources Corp.                                          62,621      1,703
SEMCO Energy, Inc.                                             19,679        109
Southwest Gas Corp.                                            20,370        638
W-H Energy Services, Inc.*                                     10,444        531
Whiting Petroleum Corp.*#                                      35,180      1,473
Williams Partners LP                                           23,781        748
                                                                         -------
                                                                          10,451
                                                                         -------
PAPER & RELATED PRODUCTS -- 0.8%
Caraustar Industries, Inc.                                    147,767      1,330
                                                                         -------
PHARMACEUTICALS -- 0.6%
Medarex, Inc.*                                                 76,307        733
Salix Pharmaceuticals Ltd.*                                    28,337        349
                                                                         -------
                                                                           1,082
                                                                         -------
RESTAURANTS -- 0.7%
Applebee's International Inc.                                  24,590        473
California Pizza Kitchen, Inc.*                                15,333        421
Ruby Tuesday, Inc.                                             10,567        258
                                                                         -------
                                                                           1,152
                                                                         -------
RETAIL -- 4.8%
Aaron Rents, Inc.                                              67,119      1,804
Big Lots, Inc.*                                                60,456      1,033
CEC Entertainment, Inc.*                                       45,654      1,466
Charming Shopper, Inc.                                         68,204        767
Christopher & Banks, Corp.                                      9,059        263
Dress Barn, Inc.*                                              32,404        821
Gymboree Corp.*                                                25,973        903
School Specialty, Inc.*#                                       19,240        613
Sharper Image Corp.*#                                           5,725         64
Tuesday Morning Corp.#                                         30,823        405
Zale Corp.*                                                    13,538        326
                                                                         -------
                                                                           8,465
                                                                         -------
SERVICES -- COMMERCIAL -- 0.9%
Kanbay International Inc.*                                     34,957        508
LECG Corp.*                                                    17,322        320
Providence Service Corp.*                                      27,135        739
                                                                         -------
                                                                           1,567
                                                                         -------
TELECOMMUNICATIONS -- 2.8%
Alaska Communications Systems Group, Inc.                      53,397        675
Andrew Corp.*                                                  71,130        630
Dobson Communications Corp.*                                  179,186      1,385
Premiere Global Services, Inc.                                 40,465        306
West Corp.*                                                    40,419      1,937
                                                                         -------
                                                                           4,933
                                                                         -------
TEXTILES & APPAREL -- 0.5%
Kellwood Co.                                                    6,521        190
K-Swiss, Inc.                                                  21,478        575
Nexity Financial Corp.*                                        14,342        179
                                                                         -------
                                                                             944
                                                                         -------




                                                            NUMBER OF     VALUE
                                                             SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRANSPORTATION & RELATED SERVICES -- 1.9%
AirTran Holdings, Inc.*                                       77,960    $  1,159
Forward Air Corp.                                             13,339         543
Frontier Airlines Holdings, Inc.#                             60,373         435
Heartland Express, Inc.                                       41,293         738
SCS Transportation, Inc.*                                     17,407         479
                                                                        --------
                                                                           3,354
                                                                        --------
WASTE MANAGEMENT -- 0.7%
Waste Connections, Inc.*                                      32,453       1,181
                                                                        --------
WHOLESALE DISTRIBUTOR -- 0.2%
Scansource, Inc.*                                             11,871         348
                                                                        --------
TOTAL COMMON STOCKS
(COST $127,928)                                                          145,409
                                                                        --------
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 8.8%
--------------------------------------------------------------------------------
APARTMENTS -- 0.4%
American Campus Communities, Inc.                             24,750         615
                                                                        --------
BUILDING & REAL ESTATE -- 0.3%
Digital Realty Trust, Inc.                                    18,907         467
                                                                        --------
DIVERSIFIED OPERATIONS -- 1.1%
Entertainment Properties Trust                                19,089         821
Lexington Corporate Properties Trust                          52,107       1,126
                                                                        --------
                                                                           1,947
                                                                        --------
FINANCE -- 1.9%
Commercial Net Lease Realty                                   53,326       1,064
MFA Mortgage Investments, Inc.                               134,204         923
RAIT Investment Trust#                                        48,536       1,417
                                                                        --------
                                                                           3,404
                                                                        --------
HOTELS & RESORTS -- 0.6%
Lasalle Hotel Properties                                      22,941       1,062
                                                                        --------
LOCAL RETAIL -- 0.3%
Arcadia Realty Trust                                          25,864         612
                                                                        --------
OFFICE PROPERTY -- 3.5%
BioMed Realty Trust, Inc.                                     30,693         919
Brandywine Realty Trust                                       59,248       1,906
Columbia Equity Trust, Inc.                                   14,750         227
Glenborough Realty Trust, Inc.                                23,960         516
Parkway Properties, Inc.                                      35,248       1,604
Spirit Finance Corp.                                          83,457         939
                                                                        --------
                                                                           6,111
                                                                        --------
REGIONAL MALLS -- 0.3%
Agree Realty Corp.                                            15,305         520
                                                                        --------
STORAGE -- 0.4%
U-Store-It Trust                                              38,383         724
                                                                        --------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(COST $13,580)                                                            15,462
                                                                        --------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
SMALL CAP VALUE FUND




                                                           NUMBER OF      VALUE
                                                             SHARES      (000)+
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.6%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds -- TempCash         2,259,864   $  2,260
RBB Sansom Street Fund Money Market Portfolio               2,259,864      2,260
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
(COST $4,520)                                                              4,520
                                                                        --------
                                                              PAR
                                                              (000)
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 5.3%
--------------------------------------------------------------------------------
Barclays Time Deposit
 5.280%, 07/03/06                                          $      470        470
Institutional Money Market Trust
 5.251%, 07/03/06                                               7,509      7,509
KBC Bank Time Deposit
 5.281%, 07/03/06                                                 718        718
Morgan Stanley Floating Rate
 5.372%, 07/03/06                                                 539        539
                                                                        --------
TOTAL SECURITIES LENDING COLLATERAL
(COST $9,236)                                                              9,236
                                                                        --------
TOTAL INVESTMENTS -- 100.0%
(COST $155,264)                                                         $174,627
                                                                        ========

______________
+ See Note 1 to Financial  Statements.
* Non-income producing security.
# Security position is either entirely or partially on loan.

The accompanying notes are an intergral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
INTERNATIONAL EQUITY FUND



                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.6%
--------------------------------------------------------------------------------
AUSTRALIA -- 7.9%
Aristocrat Leisure Ltd.                                        308,352   $ 2,951
Australia & New Zealand Banking Group Ltd.                      58,100     1,148
News Corp. -- Class B                                          287,500     5,811
Westfield Group                                                333,641     4,297
Westfield Group -- New                                           9,733       124
Woolworths Ltd.                                                299,751     4,488
                                                                         -------
                                                                          18,819
                                                                         -------
BELGIUM -- 2.9%
Colruyt SA                                                      20,425     3,190
InBev NV*                                                       74,600     3,659
                                                                         -------
                                                                           6,849
                                                                         -------
BRAZIL -- 2.4%
Banco Itau Holdings Financeira SA                               89,700     2,616
Souza Cruz S.A.                                                202,100     3,005
                                                                         -------
                                                                           5,621
                                                                         -------
FRANCE -- 3.7%
L'Oreal SA                                                      13,200     1,247
M6 Metropole Television                                         94,900     2,970
Total SA                                                        70,000     4,607
                                                                         -------
                                                                           8,824
                                                                         -------
HONG KONG -- 1.8%
HSBC Holdings PLC                                              245,878     4,309
                                                                         -------
INDIA -- 2.4%
HDFC Bank Ltd.                                                  31,700       548
HDFC Bank Ltd. ADR                                              96,900     5,286
                                                                         -------
                                                                           5,834
                                                                         -------
IRELAND -- 5.1%
Allied Irish Banks Plc*                                         70,100     1,690
Anglo Irish Bank Corp. Plc                                     324,030     5,035
Anglo Irish Bank Corp. Plc                                     342,510     5,345
                                                                         -------
                                                                          12,070
                                                                         -------
ITALY -- 1.5%
Eni S.P.A.                                                     120,000     3,535
                                                                         -------
JAPAN -- 6.9%
Daito Trust Construction Co. Ltd.                               77,200     4,277
Millea Holdings, Inc.                                              377     7,017
Toyota Motor Corp.                                              99,000     5,182
                                                                         -------
                                                                          16,476
                                                                         -------
KOREA -- 5.4%
Amorepacific Corp.*                                              3,869     1,670
Kangwon Land Inc.                                              172,700     2,949
KT&G Corp.                                                      50,100     2,925
Lotte Confectionery Co. Ltd.                                       717       903
Pacific Corp.                                                    2,361       388
S1 Corp.                                                        90,040     4,043
                                                                         -------
                                                                          12,878
                                                                         -------
MEXICO -- 3.3%
American Movil S.A. de C.V. ADR Series L                        70,100     2,332
America Telecom, S.A. DE C.V.*                                  78,000       459
Grupo Modelo, S.A. de C.V. Series C                          1,302,600     4,979
                                                                         -------
                                                                           7,770
                                                                         -------
NETHERLANDS -- 3.0%
Aalberts Industries NV                                          43,487     3,195
TNT Post Group NV                                              111,400     3,987
                                                                         -------
                                                                           7,182
                                                                         -------




                                                            NUMBER OF     VALUE
                                                             SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SOUTH AFRICA -- 1.8%
Remgro Ltd.                                                   234,100   $  4,408
                                                                        --------
SPAIN -- 10.9%
Banco Bilbao Vizcaya Argentaria, S.A.                         286,500      5,893
Enagas                                                        519,400     11,081
Red Electrica de Espana                                       263,373      9,092
                                                                        --------
                                                                          26,066
                                                                        --------
SWEDEN -- 1.8%
Atlas Copcob AB                                               102,400      2,661
Indutrade AB                                                  115,700      1,595
                                                                        --------
                                                                           4,256
                                                                        --------
SWITZERLAND -- 11.4%
Kuehne & Nagel International AG                                93,375      6,798
Lindt & Spruengli AG                                              688      1,361
Nestle AG                                                      18,715      5,878
Novartis AG ADR                                                69,500      3,747
Roche Holding AG                                               44,800      7,406
UBS AG                                                         18,300      2,006
                                                                        --------
                                                                          27,196
                                                                        --------
TAIWAN -- 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd.                   377,285      3,463
                                                                        --------
UNITED KINGDOM -- 24.0%
Barratt Developments Plc*                                     137,400      2,409
BP Plc                                                        200,000      2,332
BP Amoco Plc ADR*                                              16,400      1,142
British American Tobacco Plc                                  400,399     10,085
Cadbury Schweppes Plc*                                        381,344      3,677
Diageo Plc*                                                   420,073      7,065
Imperial Tobacco Group Plc                                    248,150      7,659
Kensington Group Plc                                          155,200      2,956
Reckitt Benckiser Plc*                                         94,882      3,544
Royal Bank of Scotland Group Plc*                             148,337      4,877
Tesco Plc*                                                  1,889,378     11,669
                                                                        --------
                                                                          57,415
                                                                        --------
TOTAL COMMON STOCK
(COST $177,776)                                               235,698    232,971
                                                                        --------
--------------------------------------------------------------------------------
WARRANTS -- 0.1%
--------------------------------------------------------------------------------
Arkema*                                                        17,500         69
CLSA Financial-CW10 HDFC Bank Limited*                          8,610        149
                                                                        --------
TOTAL WARRANTS
(COST $137)                                                                  218
                                                                        --------
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS -- 1.3%
--------------------------------------------------------------------------------
BlackRock Provident Institutional
 Funds -- TempCash                                          1,523,374      1,524
BlackRock Provident Institutional
 Funds -- TempFund                                          1,523,369      1,523
                                                                        --------
TOTAL SHORT-TERM INVESTMENTS
(COST $3,047)                                                              3,047
                                                                        --------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
INTERNATIONAL EQUITY FUND



                                                                PAR       VALUE
                                                               (000)     (000)+
--------------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 1.0%
--------------------------------------------------------------------------------
Barclays Time Deposit
 5.280%, 07/03/2006                                            $  161   $    161
Institutional Money Market Trust
 5.251%, 07/03/2006                                             2,061      2,061
KBC Bank Time Deposit
 5.281%, 07/03/2006                                               231        231
                                                                        --------
TOTAL SECURITIES LENDING COLLATERAL
(COST $2,453)                                                              2,453
                                                                        --------
TOTAL INVESTMENTS -- 100.0%
(COST $183,413)                                                         $238,689
                                                                        ========


_________
+  See Note 1 to Financial Statements.
*  Non-income producing security.
#  Security position is either entirely or partially on loan.
ADR - American Depository Receipt.




 -------------------------------------------------------------------------------
COMMON STOCKS                                             % OF MARKET     VALUE
INDUSTRY DIVERSIFICATION                                     VALUE       (000'S)
 -------------------------------------------------------------------------------
Automobiles & Related                                         2.2%      $  5,182
Banking                                                      15.8%        36,747
Broadcast/Media                                               3.8%         8,781
Building & Real Estate                                        4.8%        11,106
Consumer Products                                            13.4%        31,261
Cosmetics & Toiletries                                        1.4%         3,305
Diversified Operations                                        1.9%         4,408
Electronic Components & Semiconductors                        1.5%         3,463
Energy Resources & Services                                   8.7%        20,173
Finance                                                       2.1%         4,962
Food & Beverages                                             11.8%        27,524
Hotels & Gaming                                               1.3%         2,949
Industrial                                                    2.0%         4,791
Insurance                                                     3.0%         7,017
Manufacturing                                                 2.4%         5,612
Oil & Gas                                                     5.0%        11,615
Pharmaceuticals                                               4.8%        11,153
Retail                                                        8.3%        19,348
Telecommunications                                            1.2%         2,790
Transportation & Related Services                             4.6%        10,784
                                                          ----------------------
                                                            100.0%      $232,971
                                                          ======================

The accompanying notes are an intergral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (Unaudited)
REIT FUND



                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 98.3%
--------------------------------------------------------------------------------
APARTMENTS -- 22.8%
Archstone-Smith Trust                                         51,926     $ 2,641
Avalonbay Communities, Inc.                                   22,300       2,467
Camden Property Trust                                         23,700       1,743
Equity Residential Properties Trust                           64,800       2,898
GMH Communities Trust                                         68,400         901
United Dominion Realty Trust, Inc.                            55,000       1,541
                                                                         -------
                                                                          12,191
                                                                         -------
DIVERSIFIED OPERATIONS -- 5.6%
Spirit Finance Corp.                                          34,000         383
Vornado Realty Trust                                          26,800       2,614
                                                                         -------
                                                                           2,997
                                                                         -------
FACTORY OUTLETS -- 1.3%
Tanger Factory Outlet Centers, Inc.                           21,800         706
                                                                         -------
HOTELS & RESORTS -- 10.7%
Hersha Hospitality Trust                                      21,200         197
Highland Hospitality Corp.                                    33,200         467
Host Hotels & Resorts, Inc.                                   88,069       1,926
Lasalle Hotel Properties                                      26,052       1,206
Starwood Hotels & Resorts Worldwide, Inc.                     19,000       1,147
Sunstone Hotel Investors Inc.                                 26,800         779
                                                                         -------
                                                                           5,722
                                                                         -------
INDUSTRIAL -- 6.1%
Eastgroup Properties, Inc.                                    16,500         770
Prologis                                                      48,300       2,518
                                                                         -------
                                                                           3,288
                                                                         -------
MIXED INDUSTRIAL/OFFICE -- 4.0%
Digital Realty Trust, Inc.                                    35,300         872
Liberty Property Trust                                        28,600       1,264
                                                                         -------
                                                                           2,136
                                                                         -------
OFFICE -- 18.5%
Alexandria Real Estate Equities, Inc.                         14,100       1,250
American Financial Realty Trust                                3,800          37
BioMed Realty Trust, Inc.                                     55,700       1,668
Boston Properties, Inc.                                       21,600       1,953
Brookfield Properties Corp.                                   72,150       2,321
Columbia Equity Trust, Inc.                                   32,800         504
Corporate Office Properties Trust                             19,200         808
Mack-Cali Realty Corp.                                        29,300       1,345
                                                                         -------
                                                                           9,886
                                                                         -------
REGIONAL MALLS -- 14.2%
General Growth Properties, Inc.                               41,100       1,852
Simon Property Group, Inc.                                    59,200       4,910
Taubman Centers, Inc.                                         20,400         834
                                                                         -------
                                                                           7,596
                                                                         -------
RETAIL -- 2.9%
PS Business Parks, Inc.                                        2,400         142
Regency Centers Corp.                                         22,400       1,392
                                                                         -------
                                                                           1,534
                                                                         -------




                                                             NUMBER OF    VALUE
                                                              SHARES      (000)+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELF-STORAGE -- 5.0%
Public Storage, Inc.                                           24,015    $ 1,823
U-Store-It Trust                                               44,200        833
                                                                         -------
                                                                           2,656
                                                                         -------
STRIP CENTERS -- 7.2%
Arcadia Realty Trust                                           35,600        842
Kimco Realty Corp.                                             53,400      1,948
Pan Pacific Retail Properties, Inc.                            15,664      1,087
                                                                         -------
                                                                           3,877
                                                                         -------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(COST $42,864)                                                            52,589
                                                                         -------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.7%
--------------------------------------------------------------------------------
BlackRock Provident Institutional Funds --
 TempCash                                                     444,460        445
                                                                         -------
BlackRock Provident Institutional Funds --
 TempFund                                                     444,460        444
                                                                         -------
TOTAL SHORT-TERM INVESTMENTS
(COST $889)                                                                  889
                                                                         -------
TOTAL INVESTMENTS -- 100.0%
(COST $43,753)                                                           $53,478
                                                                         =======

______________
+ See Note 1 to Financial Statements.

The accompanying notes are an intergral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2006
(AMOUNTS IN THOUSANDS, EXCEPT SHARE AMOUNTS)




                                                                                   MONEY        LIMITED       QUALITY    HIGH YIELD
                                                                                   MARKET    MATURITY BOND      BOND        BOND
                                                                                    FUND          FUND          FUND        FUND
                                                                                  -------    -------------    --------   ----------
ASSETS
 Investments at value (including $0, $6,926, $43,846 and $0 of
   securities on loan, respectively)...........................................   $81,663       $42,328       $188,815     $81,957
 Interest, dividends and reclaims receivable ..................................     1,016           220            870       1,515
 Receivable for investment securities sold ....................................        --            --             --         148
 Receivable for capital stock sold ............................................        --            --             --           6
 Other assets .................................................................         1             1              3           2
                                                                                  -------       -------       --------     -------
    Total Assets ..............................................................    82,680        42,549        189,688      83,628
                                                                                  -------       -------       --------     -------
LIABILITIES
 Obligation to return securities lending collateral ...........................        --         6,926         43,846          --
 Payable for investment securities purchased ..................................     1,011            --             --       1,256
 Payable for capital stock redeemed ...........................................       127           117            364         183
 Dividends payable ............................................................       305            --             --          --
 Payable to the investment adviser ............................................        13             9             40          34
 Payable to The Penn Mutual Life Insurance Co .................................        28            17             57          32
 Other liabilities ............................................................        14            10             28          23
                                                                                  -------       -------       --------     -------
    Total Liabilities .........................................................     1,498         7,079         44,335       1,528
                                                                                  -------       -------       --------     -------
NET ASSETS ....................................................................   $81,182       $35,470       $145,353     $82,100
                                                                                  =======       =======       ========     =======
                                                                                   81,183
 Shares outstanding, $0.10 par value, 500 million shares authorized ...........   =======
                                                                                                                14,246      10,593
 Shares outstanding, $0.10 par value, 250 million shares authorized ...........                               ========     =======
                                                                                                  3,421
 Shares outstanding, $0.0001 par value, 250 million shares authorized .........                 =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE...................................................   $  1.00       $ 10.37       $  10.20     $  7.75
                                                                                  =======       =======       ========     =======
Investments at cost ...........................................................   $81,663       $42,901       $190,958     $83,351



                                                                                     FLEXIBLY      GROWTH     LARGE CAP   LARGE CAP
                                                                                      MANAGED       STOCK       VALUE       GROWTH
                                                                                       FUND         FUND        FUND         FUND
                                                                                    ----------    --------    ---------   ---------
ASSETS
 Investments at value (including $196,322, $27,679, $47,674 and $0 of
   securities on loan, respectively).............................................   $1,347,757    $138,227    $266,477     $27,927
 Interest, dividends and reclaims receivable ....................................        2,913         126         329          26
 Receivable for investment securities sold ......................................       13,037          49       1,078          --
 Receivable for capital stock sold ..............................................           16         131          --         352
 Net unrealized appreciation of forward foreign currency contracts ..............           --           1          --          --
 Other assets ...................................................................           27           2           4           1
                                                                                    ----------    --------    --------     -------
    Total Assets ................................................................    1,363,750     138,536     267,888      28,306
                                                                                    ----------    --------    --------     -------
LIABILITIES
 Obligation to return securities lending collateral .............................      196,322      27,679      47,674          --
 Payable for investment securities purchased ....................................        5,458          66       1,458          --
 Payable for capital stock redeemed .............................................          627          20         666          --
 Payable to the investment adviser ..............................................          565          58         107          13
 Payable to The Penn Mutual Life Insurance Co ...................................          433          41          83          11
 Other liabilities ..............................................................           98          24          45           5
                                                                                    ----------    --------    --------     -------
    Total Liabilities ...........................................................      203,503      27,888      50,033          29
                                                                                    ----------    --------    --------     -------
NET ASSETS ......................................................................   $1,160,247    $110,648    $217,855     $28,277
                                                                                    ==========    ========    ========     =======
                                                                                        43,731       8,443      11,727
 Shares outstanding, $0.10 par value, 250 million shares authorized .............   ==========    ========    ========
                                                                                                                             2,689
 Shares outstanding, $0.0001 par value, 250 million shares authorized ...........                                          =======
NET ASSET VALUE, OFFERING AND                                                       $    26.53    $  13.11    $  18.58     $ 10.52
  REDEMPTION PRICE PER SHARE.....................................................   ==========    ========    ========     =======
Investments at cost .............................................................   $1,230,472    $128,133    $243,488     $26,741


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2006
(AMOUNTS IN THOUSANDS, EXCEPT SHARE AMOUNTS)




                                                                                         INDEX      MID CAP    MID CAP    STRATEGIC
                                                                                          500       GROWTH      VALUE       VALUE
                                                                                         FUND        FUND        FUND        FUND
                                                                                       --------    --------    --------   ---------
ASSETS
 Investments at value (including $43,818, $17,957, $33,296 and $0 of
   securities on loan, respectively)................................................   $271,603    $104,312    $152,624    $40,245
 Interest, dividends and reclaims receivable .......................................        270          35          96         56
 Receivable for investment securities sold .........................................         95       2,697       1,996        259
 Receivable for capital stock sold .................................................          3         497         194        123
 Other assets ......................................................................         13           1           1         --
                                                                                       --------    --------    --------    -------
    Total Assets ...................................................................    271,984     107,542     154,911     40,683
                                                                                       --------    --------    --------    -------
LIABILITIES
 Obligation to return securities lending collateral ................................     43,818      17,957      33,296         --
 Payable for investment securities purchased .......................................         15       2,795         247        159
 Payable for capital stock redeemed ................................................         93          --           1         --
 Future variation margin payable ...................................................          6          --          --         --
 Payable to the investment adviser .................................................         13          48          54         24
 Payable to The Penn Mutual Life Insurance Co ......................................         79          34          46         16
 Other liabilities .................................................................         42          15          20         13
                                                                                       --------    --------    --------    -------
    Total Liabilities ..............................................................     44,066      20,849      33,664        212
                                                                                       --------    --------    --------    -------
NET ASSETS .........................................................................   $227,918    $ 86,693    $121,247    $40,471
                                                                                       ========    ========    ========    =======
 Shares outstanding, $0.0001 par value, 250 million shares authorized ..............     25,906      10,468       9,138      3,059
                                                                                       ========    ========    ========    =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE........................................................   $   8.80    $   8.28    $  13.27    $ 13.23
                                                                                       ========    ========    ========    =======
Investments at cost ................................................................   $274,561    $ 93,212    $141,627    $35,606



                                                                                  SMALL CAP    SMALL CAP    INTERNATIONAL
                                                                                    GROWTH       VALUE         EQUITY         REIT
                                                                                     FUND         FUND          FUND          FUND
                                                                                  ---------    ---------    -------------   -------
ASSETS
 Investments at value (including $11,357, $9,236, $2,453 and $0 of
   securities on loan, respectively)...........................................    $128,431     $174,627      $238,689      $53,478
 Interest, dividends and reclaims receivable ..................................          19          162           849          203
 Receivable for investment securities sold ....................................       1,198          849           718          938
 Receivable for capital stock sold ............................................       1,186          564             8           --
 Other assets .................................................................           1            3            36            1
                                                                                   --------     --------      --------      -------
    Total Assets ..............................................................     130,835      176,205       240,300       54,620
                                                                                   --------     --------      --------      -------
LIABILITIES
 Obligation to return securities lending collateral ...........................      11,357        9,236         2,453           --
 Payable for investment securities purchased ..................................       1,792          863           387          941
 Payable for capital stock redeemed ...........................................          --            2         1,284           53
 Payable to the investment adviser ............................................          67          117           159           30
 Payable to The Penn Mutual Life Insurance Co .................................          45           63            87           19
 Net unrealized depreciation of forward foreign currency contracts ............          --           --           435           --
 Other liabilities ............................................................          15           30           216            9
                                                                                   --------     --------      --------      -------
    Total Liabilities .........................................................      13,276       10,311         5,021        1,052
                                                                                   --------     --------      --------      -------
NET ASSET .....................................................................    $117,559     $165,894      $235,279      $53,568
                                                                                   ========     ========      ========      =======
                                                                                      5,528        9,548        10,141
 Shares outstanding, $0.10 par value, 250 million shares authorized ...........    ========     ========      ========
                                                                                                                              3,200
 Shares outstanding, $0.0001 par value, 250 million shares authorized .........                                             =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE...................................................    $  21.27     $  17.37      $  23.20      $ 16.74
                                                                                   ========     ========      ========      =======
Investments at cost ...........................................................    $110,534     $155,264      $183,413      $43,753


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2006
(AMOUNTS IN THOUSANDS)




                                                                                     MONEY       LIMITED       QUALITY   HIGH YIELD
                                                                                    MARKET    MATURITY BOND     BOND        BOND
                                                                                     FUND          FUND         FUND        FUND
                                                                                    ------    -------------    -------   ----------
INVESTMENT INCOME
 Dividends ......................................................................       --            --            --     $    41
 Interest .......................................................................   $1,763        $1,301       $ 3,963       3,339
 Income from securities lending .................................................       --            16            89          --
 Foreign tax withheld ...........................................................       --            --            --          --
                                                                                    ------        ------       -------     -------
    Total Investment Income .....................................................    1,763         1,317         4,052       3,380
                                                                                    ------        ------       -------     -------
EXPENSES
 Investment advisory fees .......................................................       75            79           258         211
 Administration fees ............................................................       56            39           117          63
 Accounting fees ................................................................       28            20            51          32
 Director fees and expenses .....................................................        1             1             2           1
 Custodian fees and expenses ....................................................        9             6            14          12
 Pricing fees ...................................................................        6             7            12          20
 Other expenses .................................................................       15            11            32          16
                                                                                    ------        ------       -------     -------
    Total Expenses ..............................................................      190           163           486         355
                                                                                    ------        ------       -------     -------
NET INVESTMENT INCOME (LOSS) ....................................................    1,573         1,154         3,566       3,025
                                                                                    ------        ------       -------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  SECURITIES AND FOREIGN CURRENCY
 Net realized gain (loss) on investment transactions ............................       --          (371)       (1,941)          2
 Net realized foreign exchange gain (loss) ......................................       --            22            98           1
 Change in net unrealized appreciation (depreciation) of investments, futures
  contracts and foreign currency ................................................       --          (246)       (1,509)     (1,211)
                                                                                    ------        ------       -------     -------
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY ...................       --          (595)       (3,352)     (1,208)
                                                                                    ------        ------       -------     -------
NET INCREASE (DECREASE) IN ASSETS RESULTING FROM OPERATIONS .....................   $1,573        $  559       $   214     $ 1,817
                                                                                    ======        ======       =======     =======



                                                                                       FLEXIBLY     GROWTH    LARGE CAP   LARGE CAP
                                                                                        MANAGED     STOCK       VALUE       GROWTH
                                                                                         FUND        FUND       FUND         FUND
                                                                                       --------    -------    ---------   ---------
INVESTMENT INCOME
 Dividends .........................................................................   $ 11,454    $   788     $ 2,190     $   143
 Interest ..........................................................................      5,070         74         171          19
 Income from securities lending ....................................................        120         17          21          --
 Foreign tax withheld ..............................................................        (36)       (27)        (21)         --
                                                                                       --------    -------     -------     -------
    Total Investment Income ........................................................     16,608        852       2,361         162
                                                                                       --------    -------     -------     -------
EXPENSES
 Investment advisory fees ..........................................................      3,399        354         661          77
 Administration fees ...............................................................        850         82         165          21
 Accounting fees ...................................................................        185         40          67          14
 Director fees and expenses ........................................................         16          2           3          --
 Custodian fees and expenses .......................................................         62         13          24           3
 Pricing fees ......................................................................         11         13           5           3
 Other expenses ....................................................................        214         30          44           6
                                                                                       --------    -------     -------     -------
    Total Expenses .................................................................      4,737        534         969         124
    Less: Fees paid indirectly .....................................................         25          2           9           1
                                                                                       --------    -------     -------     -------
     Net Expenses ..................................................................      4,712        532         960         123
                                                                                       --------    -------     -------     -------
NET INVESTMENT INCOME (LOSS) .......................................................     11,896        320       1,401          39
                                                                                       --------    -------     -------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  SECURITIES AND FOREIGN CURRENCY
 Net realized gain (loss) on investment transactions ...............................    110,549      2,375       5,825         287
 Net realized foreign exchange gain (loss) .........................................          1        (15)         --          --
 Change in net unrealized appreciation (depreciation) of investments, futures
  contracts and foreign currency ...................................................    (82,626)    (2,023)      5,112      (1,050)
                                                                                       --------    -------     -------     -------
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY ......................     27,924        337      10,937        (763)
                                                                                       --------    -------     -------     -------
NET INCREASE (DECREASE) IN ASSETS RESULTING FROM
  OPERATIONS .......................................................................   $ 39,820    $   657     $12,338     $  (724)
                                                                                       ========    =======     =======     =======

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2006
(AMOUNTS IN THOUSANDS)




                                                                                           INDEX     MID CAP    MID CAP   STRATEGIC
                                                                                            500       GROWTH     VALUE      VALUE
                                                                                            FUND       FUND      FUND        FUND
                                                                                          -------    -------    -------   ---------
INVESTMENT INCOME
 Dividends ............................................................................   $ 2,201    $   434    $ 1,035    $   326
 Interest .............................................................................        70         31         49         33
 Income from securities lending .......................................................        17         18         16         --
 Foreign tax withheld .................................................................        --         --         (4)        (1)
                                                                                          -------    -------    -------    -------
    Total Investment Income ...........................................................     2,288        483      1,096        358
                                                                                          -------    -------    -------    -------
EXPENSES
 Investment advisory fees .............................................................        82        308        329        161
 Administration fees ..................................................................       176         66         90         34
 Accounting fees ......................................................................        71         33         42         17
 Director fees and expenses ...........................................................         3          1          2          1
 Custodian fees and expenses ..........................................................        34         19         14         15
 Pricing fees .........................................................................        11          4          4          4
 Other expenses .......................................................................        56         17         22          8
                                                                                          -------    -------    -------    -------
   Total Expenses......................................................................       433        448        503        240
   Less: Expense waivers...............................................................        23          8         --         --
   Less: Fees paid indirectly..........................................................        --         18         26          2
                                                                                          -------    -------    -------    -------
    Net Expenses ......................................................................       410        422        477        238
                                                                                          -------    -------    -------    -------
 NET INVESTMENT INCOME (LOSS) .........................................................     1,878         61        619        120
                                                                                          -------    -------    -------    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
 SECURITIES AND FOREIGN CURRENCY
 Net realized gain (loss) on investment transactions ..................................    (1,486)     6,616      3,454      1,637
 Change in net unrealized appreciation (depreciation) of investments, futures
  contracts and foreign currency ......................................................     5,563     (3,312)    (1,759)    (1,488)
                                                                                          -------    -------    -------    -------
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY .........................     4,077      3,304      1,695        149
                                                                                          -------    -------    -------    -------
NET INCREASE (DECREASE) IN ASSETS RESULTING FROM
  OPERATIONS ..........................................................................   $ 5,955    $ 3,365    $ 2,314    $   269
                                                                                          =======    =======    =======    =======



                                                                                   SMALL CAP    SMALL CAP    INTERNATIONAL
                                                                                     GROWTH       VALUE         EQUITY        REIT
                                                                                      FUND         FUND          FUND         FUND
                                                                                   ---------    ---------    -------------   ------
INVESTMENT INCOME
 Dividends .....................................................................    $   385       $1,053        $ 3,606      $  901
 Interest ......................................................................         29          126             16          25
 Income from securities lending ................................................        146           21              2          --
 Foreign tax withheld ..........................................................         --           --           (292)         (3)
                                                                                    -------       ------        -------      ------
    Total Investment Income ....................................................        560        1,200          3,332         923
                                                                                    -------       ------        -------      ------
EXPENSES
 Investment advisory fees ......................................................        437          702            945         172
 Administration fees ...........................................................         90          124            167          37
 Accounting fees ...............................................................         42           54             79          18
 Director fees and expenses ....................................................          2            2              3           1
 Custodian fees and expenses ...................................................         10           26            105           6
 Pricing fees ..................................................................         --            7             17           3
 Other expenses ................................................................         27           33             42           9
                                                                                    -------       ------        -------      ------
   Total Expenses...............................................................        608          948          1,358         246
   Less: Fees paid indirectly...................................................         --           --             24          --
                                                                                    -------       ------        -------      ------
    Net Expenses ...............................................................        608          948          1,334         246
                                                                                    -------       ------        -------      ------
NET INVESTMENT INCOME (LOSS) ...................................................        (48)         252          1,998         677
                                                                                    -------       ------        -------      ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
 SECURITIES AND FOREIGN CURRENCY
 Net realized gain (loss) on investment transactions ...........................      7,974        5,480         23,150       2,178
 Net realized foreign exchange gain (loss) .....................................         --           --           (457)         --
 Change in net unrealized appreciation (depreciation) of investments, futures
  contracts and foreign currency ...............................................     (2,873)       3,871         (2,518)      2,605
                                                                                    -------       ------        -------      ------
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY ..................      5,101        9,351         20,175       4,783
                                                                                    -------       ------        -------      ------
NET INCREASE (DECREASE) IN ASSETS RESULTING FROM OPERATIONS ....................    $ 5,053       $9,603        $22,173      $5,460
                                                                                    =======       ======        =======      ======

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)




                                                                                                             LIMITED MATURITY BOND
                                                                                     MONEY MARKET FUND                FUND
                                                                                   ----------------------    ----------------------
                                                                                   SIX MONTHS      YEAR      SIX MONTHS      YEAR
                                                                                     ENDED         ENDED        ENDED        ENDED
                                                                                   6/30/2006     12/31/05     6/30/2006    12/31/05
                                                                                  -----------    --------    -----------   --------
                                                                                  (UNAUDITED)                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) .................................................     $  1,573     $  2,092     $  1,154     $  2,021
 Net realized gain (loss) on investment transactions ..........................           --           --         (371)        (343)
 Net realized foreign exchange gain (loss) ....................................           --           --           22           --
 Net change in unrealized appreciation (depreciation) of investments, futures
  contracts and foreign currency ..............................................           --           --         (246)        (410)
                                                                                    --------     --------     --------     --------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........        1,573        2,092          559        1,268
                                                                                    --------     --------     --------     --------
DISTRIBUTIONS FROM:
 Net investment income ........................................................       (1,573)      (2,092)          --       (2,306)
 Return of capital ............................................................           --           --           --           (6)
                                                                                    --------     --------     --------     --------
    TOTAL DISTRIBUTIONS .......................................................       (1,573)      (2,092)          --       (2,312)
                                                                                    --------     --------     --------     --------
CAPITAL SHARE TRANSACTIONS (1):
 Shares issued ................................................................       33,773       44,212        3,445       25,563
 Shares issued in lieu of cash distributions ..................................        1,268        2,093           --        2,312
 Shares redeemed ..............................................................      (26,744)     (55,163)     (29,513)     (12,071)
                                                                                    --------     --------     --------     --------
   NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.......        8,297       (8,858)     (26,068)      15,804
                                                                                    --------     --------     --------     --------
    TOTAL INCREASE (DECREASE) .................................................        8,297       (8,858)     (25,509)      14,760
NET ASSETS
 Beginning of Period ..........................................................       72,885       81,743       60,979       46,219
                                                                                    --------     --------     --------     --------
 End of Period ................................................................     $ 81,182     $ 72,885     $ 35,470     $ 60,979
                                                                                    ========     ========     ========     ========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................................     $     --     $     --     $  1,154     $     (1)
(1) SHARES ISSUED AND REDEEMED:
 Shares issued ................................................................       33,773       44,212          334        2,446
 Shares issued in lieu of cash distributions ..................................       11,268        2,093           --          226
 Shares redeemed ..............................................................     (26,744)      (55,163)      (2,860)      (1,146)
                                                                                    --------     --------     --------     --------
                                                                                       8,297       (8,858)      (2,526)       1,526
                                                                                    ========     ========     ========     ========



                                                                                     QUALITY BOND FUND        HIGH YIELD BOND FUND
                                                                                   ----------------------    ----------------------
                                                                                   SIX MONTHS      YEAR      SIX MONTHS      YEAR
                                                                                     ENDED         ENDED        ENDED        ENDED
                                                                                   6/30/2006     12/31/05     6/30/2006    12/31/05
                                                                                  -----------    --------    -----------   --------
                                                                                  (UNAUDITED)                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) .................................................     $  3,566     $  5,809     $  3,025     $  5,994
 Net realized gain (loss) on investment transactions ..........................       (1,941)         984            2          691
 Net realized foreign exchange gain (loss) ....................................           98            1            1           13
 Net change in unrealized appreciation (depreciation) of investments and
  contracts and foreign currency ..............................................       (1,509)      (2,863)      (1,211)      (4,111)
                                                                                    --------     --------     --------     --------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........          214        3,931        1,817        2,587
                                                                                    --------     --------     --------     --------
DISTRIBUTIONS FROM:
 Net investment income ........................................................           --       (6,677)          --       (5,977)
 Net short-term gains .........................................................           --       (1,913)          --           --
 Net long-term gains ..........................................................           --         (545)          --           --
 Return of capital ............................................................           --           (8)          --           --
                                                                                    --------     --------     --------     --------
    TOTAL DISTRIBUTIONS .......................................................           --       (9,143)          --       (5,977)
                                                                                    --------     --------     --------     --------
CAPITAL SHARE TRANSACTIONS (1):
 Shares issued ................................................................       12,335       28,682        4,775       14,097
 Shares issued in lieu of cash distributions ..................................           --        9,143           --        5,977
 Shares redeemed ..............................................................      (28,461)     (44,082)     (10,012)     (17,121)
                                                                                    --------     --------     --------     --------
    NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .....      (16,126)      (6,257)      (5,237)       2,953
                                                                                    --------     --------     --------     --------
 TOTAL INCREASE (DECREASE) ....................................................      (15,912)     (11,469)      (3,420)        (437)
NET ASSETS
 Beginning of Period ..........................................................     161,265       172,734       85,520       85,957
                                                                                    --------     --------     --------     --------
 End of Period ................................................................     $145,353     $161,265     $ 82,100     $ 85,520
                                                                                    ========     ========     ========     ========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................................     $  3,564     $     (2)    $  3,106     $     --
(1) SHARES ISSUED AND REDEEMED:
 Shares issued ................................................................        1,211        2,710          617        1,772
 Shares issued in lieu of cash distributions ..................................           --          896           --          792
 Shares redeemed ..............................................................       (2,799)      (4,166)      (1,295)      (2,153)
                                                                                    --------     --------     --------     --------
                                                                                      (1,588)        (560)        (678)         411
                                                                                    ========     ========     ========     ========

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)




                                                                                  FLEXIBLY MANAGED FUND        GROWTH STOCK FUND
                                                                                 ------------------------    ----------------------
                                                                                 SIX MONTHS       YEAR       SIX MONTHS      YEAR
                                                                                   ENDED          ENDED         ENDED        ENDED
                                                                                 6/30/2006      12/31/05      6/30/2006    12/31/05
                                                                                -----------    ----------    -----------   --------
                                                                                (UNAUDITED)                  (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) ...............................................    $   11,896    $   15,474     $    320     $    150
 Net realized gain (loss) on investment transactions ........................       110,549       101,718        2,375        3,732
 Net realized foreign exchange gain (loss) ..................................             1            (4)         (15)         (51)
 Net change in unrealized appreciation (depreciation) of investments,
  futures contracts and foreign currency ....................................       (82,626)      (40,527)      (2,023)       2,245
                                                                                 ----------    ----------     --------     --------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........        39,820        76,661          657        6,076
                                                                                 ----------    ----------     --------     --------
DISTRIBUTIONS FROM:
 Net investment income ......................................................            --       (15,577)          --         (115)
 Net short-term gains .......................................................            --        (6,065)          --           --
 Net long-term gains ........................................................            --       (71,601)          --           --
                                                                                 ----------    ----------     --------     --------
    TOTAL DISTRIBUTIONS .....................................................            --       (93,243)          --         (115)
                                                                                 ----------    ----------     --------     --------
CAPITAL SHARE TRANSACTIONS (1):
 Shares issued ..............................................................        75,603       148,535        8,967       17,395
 Shares issued in lieu of cash distributions ................................            --        93,243           --          115
 Shares redeemed ............................................................       (35,373)      (74,479)      (6,171)     (11,518)
                                                                                 ----------    ----------     --------     --------
   NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.....        40,230       167,299        2,796        5,992
                                                                                 ----------    ----------     --------     --------
    TOTAL INCREASE (DECREASE) ...............................................        80,050       150,717        3,453       11,953
NET ASSETS
 Beginning of Period ........................................................     1,080,197       929,480      107,195       95,242
                                                                                 ----------    ----------     --------     --------
 End of Period ..............................................................    $1,160,247    $1,080,197     $110,648     $107,195
                                                                                 ==========    ==========     ========     ========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................................    $  888,268    $       84     $    340     $     21
(1) SHARES ISSUED AND REDEEMED:
 Shares issued ..............................................................         2,853         5,653          673        1,409
 Shares issued in lieu of cash distributions ................................            --         3,596           --            9
 Shares redeemed ............................................................        (1,330)       (2,840)        (462)        (943)
                                                                                 ----------    ----------     --------     --------
                                                                                      1,523         6,409          211          475
                                                                                 ==========    ==========     ========     ========



                                                                                   LARGE CAP VALUE FUND      LARGE CAP GROWTH FUND
                                                                                  ----------------------    -----------------------
                                                                                  SIX MONTHS      YEAR       SIX MONTHS      YEAR
                                                                                    ENDED         ENDED        ENDED         ENDED
                                                                                  6/30/2006     12/31/05     6/30/2006     12/31/05
                                                                                 -----------    --------    ------------   --------
                                                                                 (UNAUDITED)                 (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) ................................................     $  1,401     $  2,477    $         39    $    48
 Net realized gain (loss) on investment transactions .........................        5,825       13,398             287        235
 Net realized foreign exchange gain (loss) ...................................           --           --              --         --
 Net change in unrealized appreciation (depreciation) of investments and
  contracts and foreign currency .............................................        5,112       (9,686)         (1,050)       106
                                                                                   --------     --------    ------------    -------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........       12,338        6,189            (724)       389
                                                                                   --------     --------    ------------    -------
DISTRIBUTIONS FROM:
 Net investment income .......................................................           --       (2,461)             --        (43)
 Net short-term gains ........................................................           --       (6,027)             --       (117)
 Net long-term gains .........................................................           --       (8,163)             --        (88)
                                                                                   --------     --------    ------------    -------
    TOTAL DISTRIBUTIONS ......................................................           --      (16,651)             --       (248)
                                                                                   --------     --------    ------------    -------
CAPITAL SHARE TRANSACTIONS (1):
 Shares issued ...............................................................        4,898       11,586           3,582      6,389
 Shares issued in lieu of cash distributions .................................           --       16,651              --        248
 Shares redeemed .............................................................      (14,700)     (26,937)         (1,828)    (3,603)
                                                                                   --------     --------    ------------    -------
    NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ....       (9,802)       1,300           1,754      3,034
                                                                                   --------     --------    ------------    -------
 TOTAL INCREASE (DECREASE) ...................................................        2,536       (9,162)          1,030      3,175
NET ASSETS
 Beginning of Period .........................................................      215,319      224,481          27,247     24,072
                                                                                   --------     --------    ------------    -------
 End of Period ...............................................................     $217,855     $215,319    $     28,277    $27,247
                                                                                   ========     ========    ============    =======
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...................................     $  1,423     $     22    $         47    $     8
(1) SHARES ISSUED AND REDEEMED:
 Shares issued ...............................................................          263          642             330        611
 Shares issued in lieu of cash distributions .................................           --          935              --         22
 Shares redeemed .............................................................         (796)      (1,483)           (166)      (344)
                                                                                   --------     --------    ------------    -------
                                                                                       (533)          94             164        289
                                                                                   ========     ========    ============    =======

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)




                                                                                       INDEX 500 FUND         MID CAP GROWTH FUND
                                                                                   ----------------------    ----------------------
                                                                                   SIX MONTHS      YEAR      SIX MONTHS      YEAR
                                                                                     ENDED         ENDED        ENDED        ENDED
                                                                                   6/30/2006     12/31/05     6/30/2006    12/31/05
                                                                                  -----------    --------    -----------   --------
                                                                                  (UNAUDITED)                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) .................................................     $  1,878     $  3,625      $    61      $  (310)
 Net realized gain (loss) on investment transactions ..........................       (1,486)      (7,149)       6,616        8,280
 Net realized foreign exchange gain (loss) ....................................           --           --           --           --
 Net change in unrealized appreciation (depreciation) of investments, futures
  contracts and foreign currency ..............................................        5,563       13,294       (3,312)         861
                                                                                    --------     --------      -------      -------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........        5,955        9,770        3,365        8,831
                                                                                    --------     --------      -------      -------
DISTRIBUTIONS FROM:
 Net investment income ........................................................           --       (3,629)          --           --
                                                                                    --------     --------      -------      -------
    TOTAL DISTRIBUTIONS .......................................................           --       (3,629)          --           --
                                                                                    --------     --------      -------      -------
CAPITAL SHARE TRANSACTIONS (1):
 Shares issued ................................................................       10,818       21,268        8,222       11,389
 Shares issued in lieu of cash distributions ..................................           --        3,629           --           --
 Shares redeemed ..............................................................      (22,977)     (54,553)      (6,068)      (9,839)
                                                                                    --------     --------      -------      -------
   NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.......      (12,159)     (29,656)       2,154        1,550
                                                                                    --------     --------      -------      -------
    TOTAL INCREASE (DECREASE) .................................................       (6,204)     (23,515)       5,519       10,381
NET ASSETS
 Beginning of Period ..........................................................      234,122      257,637       81,174       70,793
                                                                                    --------     --------      -------      -------
 End of Period ................................................................     $227,918     $234,122      $86,693      $81,174
                                                                                    ========     ========      =======      =======
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................................     $  1,912     $     35      $    61      $    --
(1) SHARES ISSUED AND REDEEMED:
 Shares issued ................................................................        1,224        2,557          955        1,550
 Shares issued in lieu of cash distributions ..................................           --          416           --           --
 Shares redeemed ..............................................................       (2,605)      (6,588)        (718)      (1,355)
                                                                                    --------     --------      -------      -------
                                                                                      (1,381)      (3,615)         237          195
                                                                                    ========     ========      =======      =======



                                                                                     MID CAP VALUE FUND       STRATEGIC VALUE FUND
                                                                                   ----------------------    ----------------------
                                                                                   SIX MONTHS      YEAR      SIX MONTHS      YEAR
                                                                                     ENDED         ENDED        ENDED        ENDED
                                                                                   6/30/2006     12/31/05     6/30/2006    12/31/05
                                                                                  -----------    --------    -----------   --------
                                                                                  (UNAUDITED)                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) .................................................     $    619     $    687      $   120      $   218
 Net realized gain (loss) on investment transactions ..........................        3,454       15,677        1,637        3,188
 Net realized foreign exchange gain (loss) ....................................           --           --           --           --
 Net change in unrealized appreciation (depreciation) of investments and
  contracts and foreign currency ..............................................       (1,759)      (4,344)      (1,488)        (251)
                                                                                    --------     --------      -------      -------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........        2,314       12,020          269        3,155
                                                                                    --------     --------      -------      -------
DISTRIBUTIONS FROM:
 Net investment income ........................................................           --         (676)          --         (201)
 Net short-term gains .........................................................           --       (2,658)          --         (238)
 Net long-term gains ..........................................................           --      (15,224)          --       (2,215)
                                                                                    --------     --------      -------      -------
    TOTAL DISTRIBUTIONS .......................................................           --      (18,558)          --       (2,654)
                                                                                    --------     --------      -------      -------
CAPITAL SHARE TRANSACTIONS (1):
 Shares issued ................................................................       11,848       15,064        4,304       15,628
 Shares issued in lieu of cash distributions ..................................           --       18,558           --        2,654
 Shares redeemed ..............................................................       (5,216)     (13,231)      (9,198)      (4,172)
                                                                                    --------     --------      -------      -------
    NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .....        6,632       20,391       (4,894)      14,110
                                                                                    --------     --------      -------      -------
 TOTAL INCREASE (DECREASE) ....................................................        8,946       13,853       (4,625)      14,611
NET ASSETS
 Beginning of Period ..........................................................      112,301       98,448       45,096       30,485
                                                                                    --------     --------      -------      -------
 End of Period ................................................................     $121,247     $112,301      $40,471      $45,096
                                                                                    ========     ========      =======      =======
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................................     $    629     $     11      $   137      $    17
(1) SHARES ISSUED AND REDEEMED:
 Shares issued ................................................................          868        1,076          320        1,184
 Shares issued in lieu of cash distributions ..................................           --        1,382           --          198
 Shares redeemed ..............................................................         (391)        (945)        (690)        (314)
                                                                                    --------     --------      -------      -------
                                                                                         477        1,513         (370)       1,068
                                                                                    ========     ========      =======      =======

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)




                                                                                   SMALL CAP GROWTH FUND      SMALL CAP VALUE FUND
                                                                                   ----------------------    ----------------------
                                                                                   SIX MONTHS      YEAR      SIX MONTHS      YEAR
                                                                                     ENDED         ENDED        ENDED        ENDED
                                                                                   6/30/2006     12/31/05     6/30/2006    12/31/05
                                                                                  -----------    --------    -----------   --------
                                                                                  (UNAUDITED)                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss) ..................................................     $    (48)    $   (713)    $    252     $    626
 Net realized gain (loss) on investment transactions ..........................        7,974       13,506        5,480       11,193
 Net realized foreign exchange gain (loss) ....................................           --           --           --           --
 Net change in unrealized appreciation (depreciation) of investments, futures
  contracts and foreign currency ..............................................       (2,873)      (6,443)       3,871       (6,843)
                                                                                    --------     --------     --------     --------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............        5,053        6,350        9,603        4,976
                                                                                    --------     --------     --------     --------
DISTRIBUTIONS FROM:
 Net investment income ........................................................           --           --           --         (611)
 Net short-term gains .........................................................           --           --           --       (8,343)
 Net long-term gains ..........................................................           --           --           --       (1,881)
                                                                                    --------     --------     --------     --------
    TOTAL DISTRIBUTIONS .......................................................           --           --           --      (10,835)
                                                                                    --------     --------     --------     --------
CAPITAL SHARE TRANSACTIONS (1):
 Shares issued ................................................................        9,451        9,466        8,650       15,594
 Shares issued in lieu of cash distributions ..................................           --           --           --       10,835
 Shares redeemed ..............................................................       (7,974)     (18,366)      (8,964)     (29,679)
                                                                                    --------     --------     --------     --------
   NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.......        1,477       (8,900)        (314)      (3,250)
                                                                                    --------     --------     --------     --------
    Total Increase (Decrease) .................................................        6,530       (2,550)       9,289       (9,109)
NET ASSETS
 Beginning of Period ..........................................................      111,029      113,579      156,605      165,714
                                                                                    --------     --------     --------     --------
 End of Period ................................................................     $117,559     $111,029     $165,894     $156,605
                                                                                    ========     ========     ========     ========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................................     $    (48)    $     --     $    252     $     --
(1) SHARES ISSUED AND REDEEMED:
 Shares issued ................................................................          431          498          492          948
 Shares issued in lieu of cash distributions ..................................           --           --           --          653
 Shares redeemed ..............................................................         (362)        (972)        (513)      (1,810)
                                                                                    --------     --------     --------     --------
                                                                                          69         (474)         (21)        (209)
                                                                                    ========     ========     ========     ========



                                                                                    INTERNATIONAL EQUITY
                                                                                            FUND                   REIT FUND
                                                                                   ----------------------    ----------------------
                                                                                   SIX MONTHS      YEAR      SIX MONTHS      YEAR
                                                                                     ENDED         ENDED        ENDED        ENDED
                                                                                   6/30/2006     12/31/05     6/30/2006    12/31/05
                                                                                  -----------    --------    -----------   --------
                                                                                  (UNAUDITED)                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) .................................................     $  1,998     $  2,559      $   677      $   508
 Net realized gain (loss) on investment transactions ..........................       23,150       23,760        2,178        2,960
 Net realized foreign exchange gain (loss) ....................................         (457)      (1,157)          --           --
 Net change in unrealized appreciation (depreciation) of investments and
  contracts and foreign currency ..............................................       (2,518)       3,053        2,605        1,141
                                                                                    --------     --------      -------      -------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........       22,173       28,215        5,460        4,609
                                                                                    --------     --------      -------      -------
DISTRIBUTIONS FROM:
 Net investment income ........................................................           --         (726)          --         (808)
 Net short-term gains .........................................................           --           --           --         (559)
 Net long-term gains ..........................................................           --           --           --       (1,988)
                                                                                    --------     --------      -------      -------
    TOTAL DISTRIBUTIONS .......................................................           --         (726)          --       (3,355)
                                                                                    --------     --------      -------      -------
CAPITAL SHARE TRANSACTIONS (1):
 Shares issued ................................................................       23,469       26,852        7,635       14,259
 Shares issued in lieu of cash distributions ..................................           --          726           --        3,355
 Shares redeemed ..............................................................      (11,310)     (19,629)      (2,649)      (6,993)
                                                                                    --------     --------      -------      -------
    NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .....       12,159        7,949        4,986       10,621
                                                                                    --------     --------      -------      -------
 TOTAL INCREASE (DECREASE) ....................................................       34,332       35,438       10,446       11,875
NET ASSETS
 Beginning of Period ..........................................................      200,947      165,509       43,122       31,247
                                                                                    --------     --------      -------      -------
 End of Period ................................................................     $235,279     $200,947      $53,568      $43,122
                                                                                    ========     ========      =======      =======
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ....................................     $  1,831     $   (167)     $   677      $    --
(1) SHARES ISSUED AND REDEEMED:
 Shares issued ................................................................        1,034        1,424          473          970
 Shares issued in lieu of cash distributions ..................................           --           38           --          222
 Shares redeemed ..............................................................         (502)      (1,057)        (163)        (483)
                                                                                    --------     --------      -------      -------
                                                                                         532          405          310          709
                                                                                    ========     ========      =======      =======

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS



MONEY MARKET FUND
For a share outstanding throughout each period


                                                            SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                              JUNE 30, 2006     ---------------------------------------------------
                                                               (UNAUDITED)       2005       2004       2003       2002       2001
                                                            ----------------    -------   -------    -------    --------   --------
Net asset value, beginning of period ....................        $  1.00        $  1.00   $  1.00    $  1.00    $   1.00   $   1.00
                                                                 -------        -------   -------    -------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............................           0.02           0.03      0.01       0.01        0.02       0.04
                                                                 -------        -------   -------    -------    --------   --------
 Total from investment operations .......................           0.02           0.03      0.01       0.01        0.02       0.04
                                                                 -------        -------   -------    -------    --------   --------
LESS DISTRIBUTIONS:
Net investment income ...................................          (0.02)         (0.03)    (0.01)     (0.01)      (0.02)     (0.04)
                                                                 -------        -------   -------    -------    --------   --------
Net asset value, end of period ..........................        $  1.00        $  1.00   $  1.00    $  1.00    $   1.00   $   1.00
                                                                 =======        =======   =======    =======    ========   ========
 Total return 1 .........................................          2.10%#         2.81%     0.96%      0.86%       1.65%      4.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................        $81,182        $72,885   $81,743    $99,949    $149,429   $128,408
                                                                 =======        =======   =======    =======    ========   ========
Ratio of expenses to average net assets .................          0.51%*         0.50%     0.53%      0.50%       0.47%      0.50%
                                                                 =======        =======   =======    =======    ========   ========
Ratio of net investment income (loss) to average net
 assets .................................................          4.20%*         2.74%     0.92%      0.89%       1.62%      3.78%
                                                                 =======        =======   =======    =======    ========   ========

---------------
*   Annualized
#   Non-annualized
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.


LIMITED MATURITY BOND FUND
For a share outstanding throughout each period


                                                              SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                                                JUNE 30, 2006     -------------------------------------------------
                                                                 (UNAUDITED)       2005       2004       2003      2002       2001
                                                              ----------------    -------   -------    -------    -------   -------
Net asset value, beginning of period ......................        $ 10.25        $ 10.45   $ 10.57    $ 10.70    $ 10.35   $ 10.13
                                                                   -------        -------   -------    -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..............................           0.34           0.37      0.37       0.43       0.24      0.40
Net realized and unrealized gain (loss) on investment
 transactions .............................................          (0.22)         (0.15)    (0.12)     (0.12)      0.41      0.27
                                                                   -------        -------   -------    -------    -------   -------
 Total from investment operations .........................           0.12           0.22      0.25       0.31       0.65      0.67
                                                                   -------        -------   -------    -------    -------   -------
LESS DISTRIBUTIONS:
Net investment income .....................................             --          (0.42)    (0.37)     (0.43)     (0.24)    (0.40)
Net realized gains ........................................             --             --        --      (0.01)     (0.06)    (0.05)
                                                                   -------        -------   -------    -------    -------   -------
 Total distributions ......................................             --          (0.42)    (0.37)     (0.44)     (0.30)    (0.45)
                                                                   -------        -------   -------    -------    -------   -------
Net asset value, end of period ............................        $ 10.37        $ 10.25   $ 10.45    $ 10.57    $ 10.70   $ 10.35
                                                                   =======        =======   =======    =======    =======   =======
 Total return 1 ...........................................          1.17%#         2.14%     2.32%      2.90%      6.25%     6.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................        $35,470        $60,979   $46,219    $43,545    $42,941   $18,376
                                                                   =======        =======   =======    =======    =======   =======
Ratio of expenses to average net assets ...................          0.62%*         0.61%     0.62%      0.60%      0.63%     0.74%
                                                                   =======        =======   =======    =======    =======   =======
Ratio of expenses to average net assets (excluding
 waivers) .................................................          0.62%*         0.61%     0.62%      0.60%      0.63%     0.77%
                                                                   =======        =======   =======    =======    =======   =======
Ratio of net investment income (loss) to average net
 assets ...................................................          4.41%*         3.42%     3.52%      3.62%      3.16%     4.96%
                                                                   =======        =======   =======    =======    =======   =======
Portfolio turnover rate ...................................            35%#          300%       35%        27%       224%      174%
                                                                   =======        =======   =======    =======    =======   =======

---------------
*   Annualized
#   Non-annualized
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS



QUALITY BOND FUND
For a share outstanding throughout each period


                                                         SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                           JUNE 30, 2006     ------------------------------------------------------
                                                            (UNAUDITED)        2005       2004        2003        2002       2001
                                                         ----------------    --------   --------    --------    --------   --------
Net asset value, beginning of period .................       $  10.18        $  10.54   $  10.51    $  10.50    $  10.39   $  10.33
                                                             --------        --------   --------    --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .........................           0.25            0.40       0.45        0.48        0.42       0.51
Net realized and unrealized gain on investment
 transactions ........................................          (0.23)          (0.14)      0.03        0.16        0.13       0.41
                                                             --------        --------   --------    --------    --------   --------
 Total from investment operations ....................           0.02            0.26       0.48        0.64        0.55       0.92
                                                             --------        --------   --------    --------    --------   --------
LESS DISTRIBUTIONS:
Net investment income ................................             --           (0.45)     (0.45)      (0.48)      (0.42)     (0.51)
Net realized gains ...................................             --           (0.17)        -- (a)   (0.15)      (0.02)     (0.35)
                                                             --------        --------   --------    --------    --------   --------
 Total distributions .................................             --           (0.62)     (0.45)      (0.63)      (0.44)     (0.86)
                                                             --------        --------   --------    --------    --------   --------
Net asset value, end of period .......................       $  10.20        $  10.18   $  10.54    $  10.51    $  10.50   $  10.39
                                                             ========        ========   ========    ========    ========   ========
 Total return 1 ......................................          0.20%#          2.50%      4.59%       6.18%       5.28%      8.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .............       $145,353        $161,265   $172,734    $172,099    $156,206   $123,569
                                                             ========        ========   ========    ========    ========   ========
Ratio of expenses to average net assets ..............          0.62%*          0.62%      0.62%       0.62%       0.62%      0.65%
                                                             ========        ========   ========    ========    ========   ========
Ratio of net investment income (loss) to average net
 assets ..............................................          4.58%*          3.72%      4.07%       4.36%       4.19%      5.23%
                                                             ========        ========   ========    ========    ========   ========
Portfolio turnover rate ..............................            68%#           614%       230%        215%        499%       931%
                                                             ========        ========   ========    ========    ========   ========

---------------
*   Annualized
#   Non-annualized
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
(a) Distributions were less than one penny per share.


HIGH YIELD BOND FUND
For a share outstanding throughout each period


                                                              SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                                                JUNE 30, 2006     -------------------------------------------------
                                                                 (UNAUDITED)       2005       2004       2003      2002       2001
                                                              ----------------    -------   -------    -------    -------   -------
Net asset value, beginning of period ......................        $  7.59        $  7.91   $  7.70    $  6.78    $  7.25   $  7.45
                                                                   -------        -------   -------    -------    -------   -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..............................           0.29           0.57      0.61       0.64       0.70      0.72
Net realized and unrealized gain (loss) on investment
 transactions .............................................          (0.13)         (0.33)     0.21       0.92      (0.46)    (0.20)
                                                                   -------        -------   -------    -------    -------   -------
 Total from investment operations .........................           0.16           0.24      0.82       1.56       0.24      0.52
                                                                   -------        -------   -------    -------    -------   -------
LESS DISTRIBUTIONS:
Net investment income .....................................             --          (0.56)    (0.61)     (0.64)     (0.71)    (0.72)
                                                                   -------        -------   -------    -------    -------   -------
Net asset value, end of period ............................        $  7.75        $  7.59   $  7.91    $  7.70    $  6.78   $  7.25
                                                                   =======        =======   =======    =======    =======   =======
 Total return 1 ...........................................          2.11%#         3.11%    10.71%     23.13%      3.41%     6.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..................        $82,100        $85,520   $85,957    $82,316    $63,212   $60,577
                                                                   =======        =======   =======    =======    =======   =======
Ratio of expenses to average net assets ...................          0.84%*         0.86%     0.86%      0.86%      0.83%     0.87%
                                                                   =======        =======   =======    =======    =======   =======
Ratio of expenses to average net assets (excluding
 waivers) .................................................          0.84%*         0.86%     0.86%      0.86%      0.83%     0.88%
                                                                   =======        =======   =======    =======    =======   =======
Ratio of net investment income (loss) to average net
 assets ...................................................          7.18%*         7.01%     7.35%      8.55%      9.29%     9.57%
                                                                   =======        =======   =======    =======    =======   =======
Portfolio turnover rate ...................................            32%#           64%       68%        88%        80%       77%
                                                                   =======        =======   =======    =======    =======   =======

---------------
*   Annualized
#   Non-annualized
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS



FLEXIBLY MANAGED FUND
For a share outstanding throughout the period


                                                       SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                                         JUNE 30, 2006     --------------------------------------------------------
                                                          (UNAUDITED)         2005        2004        2003        2002       2001
                                                       ----------------    ----------   --------    --------    --------   --------
Net asset value, beginning of period ...............      $    25.59       $    25.96   $  23.64    $  18.75    $  20.03   $  19.76
                                                          ----------       ----------   --------    --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) .......................            0.27             0.40       0.47        0.42        0.56       0.60
Net realized and unrealized gain (loss) on
 investment transactions ...........................            0.67             1.65       3.83        5.17       (0.39)      1.44
                                                          ----------       ----------   --------    --------    --------   --------
 Total from investment operations ..................            0.94             2.05       4.30        5.59        0.17       2.04
                                                          ----------       ----------   --------    --------    --------   --------
LESS DISTRIBUTIONS:
Net investment income ..............................              --            (0.40)     (0.47)      (0.42)      (0.56)     (0.59)
Net realized gains .................................              --            (2.02)     (1.51)      (0.28)      (0.89)     (1.18)
                                                          ----------       ----------   --------    --------    --------   --------
 Total distributions ...............................              --            (2.42)     (1.98)      (0.70)      (1.45)     (1.77)
                                                          ----------       ----------   --------    --------    --------   --------
Net asset value, end of period .....................      $    26.53       $    25.59   $  25.96    $  23.64    $  18.75   $  20.03
                                                          ==========       ==========   ========    ========    ========   ========
 Total return1 .....................................           3.67%#           7.84%     18.58%      29.92%       0.87%(a)  10.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...........      $1,160,247       $1,080,197   $929,480    $705,627    $526,569   $478,237
                                                          ==========       ==========   ========    ========    ========   ========
Ratio of expenses to average net assets ............           0.84%*           0.84%      0.85%       0.86%       0.85%      0.87%
                                                          ==========       ==========   ========    ========    ========   ========
Ratio of net investment income (loss)
 to average net assets .............................           2.10%*           1.56%      2.02%       2.11%       2.71%(a)   2.89%
                                                          ==========       ==========   ========    ========    ========   ========
Portfolio turnover rate ............................             34%#             30%        22%         25%         31%        34%
                                                          ==========       ==========   ========    ========    ========   ========

---------------
*   Annualized
#   Non-annualized
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
(a) For the year ended December 31, 2002, the presented total return and ratio of net investment income to average net assets are inclusive of payments made by affiliates on investment transactions. Before consideration of such payments, the total return would have been 0.77% and the ratio of net investment income to average net assets would have been 2.62%.


GROWTH STOCK FUND
For a share outstanding throughout the period


                                                           SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                             JUNE 30, 2006     ----------------------------------------------------
                                                              (UNAUDITED)        2005       2004       2003       2002       2001
                                                           ----------------    --------   -------    -------    --------   --------
Net asset value, beginning of period ...................       $  13.02        $  12.28   $ 11.02    $  9.81    $  15.07   $  20.19
                                                               --------        --------   -------    -------    --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) ...........................           0.04            0.02      0.05         --       (0.03)        --
Net realized and unrealized gain (loss) on investment
 transactions ..........................................           0.05            0.73      1.26       1.21       (5.23)     (5.12)
                                                               --------        --------   -------    -------    --------   --------
 Total from investment operations ......................           0.09            0.75      1.31       1.21       (5.26)     (5.12)
                                                               --------        --------   -------    -------    --------   --------
LESS DISTRIBUTIONS:
Net investment income ..................................             --           (0.01)       --         --          --         --
Net realized gains .....................................             --              --     (0.05)        --          --         --
                                                               --------        --------   -------    -------    --------   --------
 Total distributions ...................................             --           (0.01)    (0.05)        --          --         --
                                                               --------        --------   -------    -------    --------   --------
Net asset value, end of period .........................       $  13.11        $  13.02   $ 12.28    $ 11.02    $   9.81   $  15.07
                                                               --------        --------   -------    -------    --------   --------
 Total return1 .........................................          0.69%#          6.14%    11.90%     12.36%     (34.90%)   (25.34%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...............       $110,648        $107,195   $95,242    $97,751    $102,418   $186,696
                                                               ========        ========   =======    =======    ========   ========
Ratio of expenses to average net assets ................          0.97%*          0.98%     0.97%      0.97%       0.92%      0.92%
                                                               ========        ========   =======    =======    ========   ========
Ratio of expenses to average net assets (excluding
 waivers) ..............................................          0.97%*          0.98%     0.97%      0.97%       0.93%      0.92%
                                                               ========        ========   =======    =======    ========   ========
Ratio of net investment income (loss) to average net
 assets ................................................          0.58%*          0.15%     0.47%      0.02%      (0.21%)     0.02%
                                                               ========        ========   =======    =======    ========   ========
Portfolio turnover rate ................................            22%#            44%      185%       578%        774%       276%
                                                               ========        ========   =======    =======    ========   ========

---------------
*   Annualized
#   Non-annualized
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS



LARGE CAP VALUE FUND
For a share outstanding throughout the period


                                                         SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                           JUNE 30, 2006     ------------------------------------------------------
                                                            (UNAUDITED)        2005       2004        2003        2002       2001
                                                         ----------------    --------   --------    --------    --------   --------
Net asset value, beginning of period .................       $  17.56        $  18.45   $  17.59    $  13.97    $  16.97   $  18.07
                                                             --------        --------   --------    --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .........................           0.12            0.23       0.26        0.25        0.25       0.23
Net realized and unrealized gain (loss) on investment
 transactions ........................................           0.90            0.33       1.98        3.62       (2.80)     (0.66)
                                                             --------        --------   --------    --------    --------   --------
 Total from investment operations ....................           1.02            0.56       2.24        3.87       (2.55)     (0.43)
                                                             --------        --------   --------    --------    --------   --------
LESS DISTRIBUTIONS:
Net investment income ................................             --           (0.21)     (0.26)      (0.25)      (0.24)     (0.23)
Net realized gains ...................................             --           (1.24)     (1.12)         --       (0.21)     (0.44)
                                                             --------        --------   --------    --------    --------   --------
 Total distributions .................................             --           (1.45)     (1.38)      (0.25)      (0.45)     (0.67)
                                                             --------        --------   --------    --------    --------   --------
Net asset value, end of period .......................       $  18.58        $  17.56   $  18.45    $  17.59    $  13.97   $  16.97
                                                             ========        ========   ========    ========    ========   ========
 Total return1 .......................................          5.81%#          3.00%     12.85%      27.76%     (14.96%)    (2.40%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .............       $217,855        $215,319   $224,481    $227,906    $188,246   $232,528
                                                             ========        ========   ========    ========    ========   ========
Ratio of expenses to average net assets ..............          0.88%*          0.88%      0.89%       0.90%       0.88%      0.88%
                                                             ========        ========   ========    ========    ========   ========
Ratio of net investment income (loss) to average net
 assets ..............................................          1.27%*          1.15%      1.38%       1.62%       1.51%      1.26%
                                                             ========        ========   ========    ========    ========   ========
Portfolio turnover rate ..............................            20%#            45%       105%         40%         38%        50%
                                                             ========        ========   ========    ========    ========   ========

---------------
*   Annualized.
#   Non-annualized.
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.


LARGE CAP GROWTH FUND
For a share outstanding throughout the period


                                                                         SIX MONTHS ENDED      YEAR OR PERIOD ENDED DECEMBER 31,
                                                                          JUNE 30, 2006      --------------------------------------
                                                                           (UNAUDITED)        2005       2004      2003      2002**
                                                                         ----------------   -------    -------    -------   -------
Net asset value, beginning of period.................................        $ 10.79        $ 10.76    $ 10.53    $  8.41   $ 10.00
                                                                             -------        -------    -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................................           0.01           0.02       0.06       0.03      0.03
Net realized and unrealized gain (loss) on investment transactions...          (0.28)          0.11       0.85       2.12     (1.59)
                                                                             -------        -------    -------    -------   -------
 Total from investment operations....................................          (0.27)          0.13       0.91       2.15     (1.56)
                                                                             -------        -------    -------    -------   -------
LESS DISTRIBUTIONS:
Net investment income................................................             --          (0.02)     (0.06)     (0.03)    (0.03)
Net realized gains...................................................             --          (0.08)     (0.62)        --        --
                                                                             -------        -------    -------    -------   -------
 Total distributions.................................................             --          (0.10)     (0.68)     (0.03)    (0.03)
                                                                             -------        -------    -------    -------   -------
Net asset value, end of period.......................................        $ 10.52        $ 10.79    $ 10.76    $ 10.53   $  8.41
                                                                             =======        =======    =======    =======   =======
 Total return1.......................................................         (2.50%)#        1.20%      8.66%     25.61%    15.60%#
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............................        $28,277        $27,247    $24,072    $16,099   $ 5,090
                                                                             =======        =======    =======    =======   =======
Ratio of expenses to average net assets..............................          0.88%*         0.89%      0.96%      1.00%     0.98%*
                                                                             =======        =======    =======    =======   =======
Ratio of expenses to average net assets
 (excluding waivers).................................................          0.88%*         0.89%      0.96%      1.27%     2.11%*
                                                                             =======        =======    =======    =======   =======
Ratio of net investment income (loss) to average net assets..........          0.28%*         0.19%      0.59%      0.51%     0.70%*
                                                                             =======        =======    =======    =======   =======
Portfolio turnover rate..............................................            13%#           21%       114%        28%       35%#
                                                                             =======        =======    =======    =======   =======

---------------
*   Annualized.
#   Non-annualized.
** For the period from May 1, 2002 (commencement of operations) through December 31, 2002.
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS



INDEX 500 FUND
For a share outstanding throughout the period


                                                         SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                           JUNE 30, 2006     ------------------------------------------------------
                                                            (UNAUDITED)        2005       2004        2003        2002       2001
                                                         ----------------    --------   --------    --------    --------   --------
Net asset value, beginning of period .................       $   8.58        $   8.34   $   7.67    $   6.05    $   7.90   $   9.08
                                                             --------        --------   --------    --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .........................           0.07            0.14       0.13        0.10        0.09       0.09
Net realized and unrealized gain (loss) on investment
 transactions ........................................           0.15            0.24       0.67        1.62       (1.85)     (1.18)
                                                             --------        --------   --------    --------    --------   --------
 Total from investment operations ....................           0.22            0.38       0.80        1.72       (1.76)     (1.09)
                                                             --------        --------   --------    --------    --------   --------
LESS DISTRIBUTIONS:
Net investment income ................................             --           (0.14)     (0.13)      (0.10)      (0.09)     (0.09)
Net realized gains ...................................             --              --         --          --          --         --
Return of capital ....................................             --              --         --          --          --         --
                                                             --------        --------   --------    --------    --------   --------
 Total distributions .................................             --           (0.14)     (0.13)      (0.10)      (0.09)     (0.09)
                                                             --------        --------   --------    --------    --------   --------
Net asset value, end of period .......................       $   8.80        $   8.58   $   8.34    $   7.67    $   6.05   $   7.90
                                                             ========        ========   ========    ========    ========   ========
 Total return 1 ......................................          2.56%#          4.48%     10.47%      28.41%     (22.28%)   (11.98%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .............       $227,918        $234,122   $257,637    $234,020    $174,429   $202,902
                                                             ========        ========   ========    ========    ========   ========
Ratio of expenses to average net assets ..............          0.35%*          0.35%      0.29%       0.25%       0.25%      0.25%
                                                             ========        ========   ========    ========    ========   ========
Ratio of expenses to average net assets (excluding
 waivers) ............................................          0.37%*          0.37%      0.37%       0.38%       0.36%      0.39%
                                                             ========        ========   ========    ========    ========   ========
Ratio of net investment income (loss) to average net
 assets ..............................................          1.60%*          1.52%      1.70%       1.47%       1.35%      1.17%
                                                             ========        ========   ========    ========    ========   ========
Portfolio turnover rate ..............................             4%#             5%         1%          1%          3%         1%
                                                             ========        ========   ========    ========    ========   ========

---------------
*   Annualized
#   Non-annualized
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.


MID CAP GROWTH FUND
For a share outstanding throughout the period


                                                            SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                              JUNE 30, 2006     ---------------------------------------------------
                                                               (UNAUDITED)       2005       2004       2003       2002       2001
                                                            ----------------    -------   -------    -------    --------   --------
Net asset value, beginning of period ....................        $  7.93        $  7.05   $  6.33    $  4.24    $   6.29   $   8.75
                                                                 -------        -------   -------    -------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............................             --          (0.03)    (0.04)     (0.03)      (0.03)     (0.05)
Net realized and unrealized gain (loss) on investment
 transactions ...........................................           0.35           0.91      0.76       2.12       (2.02)     (2.41)
                                                                 -------        -------   -------    -------    --------   --------
 Total from investment operations .......................           0.35           0.88      0.72       2.09       (2.05)     (2.46)
                                                                 -------        -------   -------    -------    --------   --------
LESS DISTRIBUTIONS:
Net investment income ...................................             --             --        --         --          --         --
Net realized gains ......................................             --             --        --         --          --         --
                                                                 -------        -------   -------    -------    --------   --------
Net asset value, end of period ..........................        $  8.28        $  7.93   $  7.05    $  6.33    $   4.24   $   6.29
                                                                 =======        =======   =======    =======    ========   ========
 Total return 1 .........................................          4.41%#        12.48%    11.37%     49.29%     (32.59%)   (28.11%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................        $86,693        $81,174   $70,793    $65,052    $ 34,424   $ 45,434
                                                                 =======        =======   =======    =======    ========   ========
Ratio of expenses to average net assets .................          1.00%*         1.00%     1.00%      1.00%       0.99%      1.00%
                                                                 =======        =======   =======    =======    ========   ========
Ratio of expenses to average net assets (excluding
 waivers) ...............................................          1.02%*         1.02%     1.03%      1.05%       1.05%      1.09%
                                                                 =======        =======   =======    =======    ========   ========
Ratio of net investment income (loss) to average net
 assets .................................................          0.14%*        (0.43%)   (0.56%)    (0.59%)     (0.57%)    (0.70%)
                                                                 =======        =======   =======    =======    ========   ========
Portfolio turnover rate .................................            63%#          156%      169%       154%        230%       327%
                                                                 =======        =======   =======    =======    ========   ========

---------------
*   Annualized
#   Non-annualized
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS



MID CAP VALUE FUND
For a share outstanding throughout the period


                                                             SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                               JUNE 30, 2006     --------------------------------------------------
                                                                (UNAUDITED)        2005       2004       2003      2002       2001
                                                             ----------------    --------   -------    -------    -------   -------
Net asset value, beginning of period .....................       $  12.97        $  13.77   $ 13.05    $  9.75    $ 10.83   $ 11.92
                                                                 --------        --------   -------    -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .............................           0.07            0.09      0.05       0.04       0.06      0.07
Net realized and unrealized gain (loss) on investment
 transactions ............................................           0.23            1.63      2.88       3.55      (1.08)    (0.45)
                                                                 --------        --------   -------    -------    -------   -------
 Total from investment operations ........................           0.30            1.72      2.93       3.59      (1.02)    (0.38)
                                                                 --------        --------   -------    -------    -------   -------
LESS DISTRIBUTIONS:
Net investment income ....................................             --           (0.09)    (0.05)     (0.04)     (0.06)    (0.07)
Net realized gains .......................................             --           (2.43)    (2.16)     (0.25)        --     (0.64)
                                                                 --------        --------   -------    -------    -------   -------
 Total distributions .....................................             --           (2.52)    (2.21)     (0.29)     (0.06)    (0.71)
                                                                 --------        --------   -------    -------    -------   -------
Net asset value, end of period ...........................       $  13.27        $  12.97   $ 13.77    $ 13.05    $  9.75   $ 10.83
                                                                 ========        ========   =======    =======    =======   =======
 Total return 1 ..........................................          2.31% #        12.33%    23.17%     36.84%     (9.42%)   (3.17%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .................       $121,247        $112,301   $98,448    $81,042    $58,330   $61,633
                                                                 ========        ========   =======    =======    =======   =======
Ratio of expenses to average net assets ..................          0.84% *         0.85%     0.86%      0.86%      0.85%     0.89%
                                                                 ========        ========   =======    =======    =======   =======
Ratio of net investment income (loss) to average net
 assets ..................................................          1.04% *         0.67%     0.40%      0.39%      0.55%     0.70%
                                                                 ========        ========   =======    =======    =======   =======
Portfolio turnover rate ..................................            29% #          100%       68%        64%        91%      222%
                                                                 ========        ========   =======    =======    =======   =======

---------------
*   Annualized.
#   Non-annualized.
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.


STRATEGIC VALUE FUND
For a share outstanding throughout the period


                                                                                                       YEAR OR PERIOD
                                                                        SIX MONTHS ENDED             ENDED DECEMBER 31,
                                                                         JUNE 30, 2006     ---------------------------------------
                                                                          (UNAUDITED)       2005       2004      2003      2002**
                                                                        ----------------  -------    -------    -------   --------
Net asset value, beginning of period................................        $ 13.15       $ 12.91    $ 10.57    $  8.54   $  10.00
                                                                            -------       -------    -------    -------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)........................................           0.04          0.07       0.05       0.07       0.03
Net realized and unrealized gain (loss) on investment transactions..           0.04          1.00       2.51       2.07      (1.46)
                                                                            -------       -------    -------    -------   --------
 Total from investment operations...................................           0.08          1.07       2.56       2.14      (1.43)
                                                                            -------       -------    -------    -------   --------
LESS DISTRIBUTIONS:
Net investment income...............................................             --         (0.06)     (0.05)     (0.07)     (0.03)
Net realized gains..................................................             --         (0.76)     (0.17)     (0.04)        --
                                                                            -------       -------    -------    -------   --------
 Total distributions................................................             --         (0.82)     (0.22)     (0.11)     (0.03)
                                                                            -------       -------    -------    -------   --------
Net asset value, end of period......................................        $ 13.23       $ 13.15    $ 12.91    $ 10.57   $   8.54
                                                                            =======       =======    =======    =======   ========
 Total return 1.....................................................          0.61%#        8.20%     24.25%     25.13%    (14.25%)#
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............................        $40,471       $45,096    $30,485    $16,025   $  7,417
                                                                            =======       =======    =======    =======   ========
Ratio of expenses to average net assets.............................          1.07%*        1.07%      1.14%      1.25%      1.24%*
                                                                            =======       =======    =======    =======   ========
Ratio of expenses to average net assets (excluding waivers).........          1.07%*        1.07%      1.14%      1.26%      2.24%*
                                                                            =======       =======    =======    =======   ========
Ratio of net investment income (loss) to average net assets.........          0.54%*        0.58%      0.47%      0.54%      0.82%*
                                                                            =======       =======    =======    =======   ========
Portfolio turnover rate.............................................            16%#          25%        18%        17%        21%#
                                                                            =======       =======    =======    =======   ========

---------------
*   Annualized.
#   Non-annualized.
** For the period from May 1, 2002 (commencement of operations) through December 31, 2002.
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS


SMALL CAP GROWTH FUND
For a share outstanding throughout the period


                                                         SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                           JUNE 30, 2006     ------------------------------------------------------
                                                            (UNAUDITED)        2005       2004        2003        2002       2001
                                                         ----------------    --------   --------    --------    --------   --------
Net asset value, beginning of period .................       $  20.34        $  19.14   $  17.48    $  11.85    $  20.46   $  24.89
                                                             --------        --------   --------    --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .........................          (0.01)          (0.13)     (0.16)      (0.13)      (0.14)     (0.13)
Net realized and unrealized gain (loss) on investment
 transactions ........................................           0.94            1.33       1.82        5.76       (8.47)     (3.78)
                                                             --------        --------   --------    --------    --------   --------
 Total from investment operations ....................           0.93            1.20       1.66        5.63       (8.61)     (3.91)
                                                             --------        --------   --------    --------    --------   --------
LESS DISTRIBUTIONS:
Net invesment income .................................             --              --         --          --          --         --
Net realized gains ...................................             --              --         --          --          --      (0.01)
Return of capital ....................................             --              --         --          --          --      (0.51)
                                                             --------        --------   --------    --------    --------   --------
 Total distributions .................................             --              --         --          --          --      (0.52)
                                                             --------        --------   --------    --------    --------   --------
Net asset value, end of period .......................       $  21.27        $  20.34   $  19.14    $  17.48    $  11.85   $  20.46
                                                             ========        ========   ========    ========    ========   ========
 Total return1 .......................................          4.57%#          6.27%      9.50%      47.51%     (42.08%)   (15.84%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .............       $117,559        $111,029   $113,579    $111,360    $ 74,681   $137,099
                                                             ========        ========   ========    ========    ========   ========
Ratio of expenses to average net assets ..............          1.02%*          1.02%      1.06%       1.09%       1.05%      1.04%
                                                             ========        ========   ========    ========    ========   ========
Ratio of expenses to average net assets (excluding
 waivers) ............................................          1.02%*          1.02%      1.06%       1.09%       1.06%      1.04%
                                                             ========        ========   ========    ========    ========   ========
Ratio of net investment income (loss) to average net
 assets ..............................................         (0.08%)*        (0.67%)    (0.87%)     (0.94%)     (0.87%)    (0.67%)
                                                             ========        ========   ========    ========    ========   ========
Portfolio turnover rate ..............................            65%#           137%       195%        191%        164%       135%
                                                             ========        ========   ========    ========    ========   ========

---------------
*   Annualized.
#   Non-annualized.
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.


SMALL CAP VALUE FUND
For a share outstanding throughout the period


                                                          SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                            JUNE 30, 2006     -----------------------------------------------------
                                                             (UNAUDITED)        2005       2004        2003        2002       2001
                                                          ----------------    --------   --------    --------    --------   -------
Net asset value, beginning of period ..................       $  16.37        $  16.95   $  18.20    $  11.00    $  14.38   $ 12.94
                                                              --------        --------   --------    --------    --------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..........................           0.03            0.07       0.01       (0.08)      (0.05)     0.01
Net realized and unrealized gain (loss) on investment
 transactions .........................................           0.97            0.56       2.55        8.29       (2.37)     2.10
                                                              --------        --------   --------    --------    --------   -------
 Total from investment operations .....................           1.00            0.63       2.56        8.21       (2.42)     2.11
                                                              --------        --------   --------    --------    --------   -------
LESS DISTRIBUTIONS:
Net investment income .................................             --           (0.07)     (0.01)         --          --     (0.02)
Net realized gains ....................................             --           (1.14)     (3.80)      (1.01)      (0.96)    (0.65)
                                                              --------        --------   --------    --------    --------   -------
 Total distributions ..................................             --           (1.21)     (3.81)      (1.01)      (0.96)    (0.67)
                                                              --------        --------   --------    --------    --------   -------
Net asset value, end of period ........................       $  17.37        $  16.37   $  16.95    $  18.20    $  11.00   $ 14.38
                                                              ========        ========   ========    ========    ========   =======
 Total return1 ........................................          6.11%#          3.67%     14.88%      74.85%     (16.76%)   16.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..............       $165,894        $156,605   $165,714    $148,700    $ 77,491   $86,987
                                                              ========        ========   ========    ========    ========   =======
Ratio of expenses to average net assets ...............          1.15%*          1.14%      1.15%       1.15%       1.15%     1.14%
                                                              ========        ========   ========    ========    ========   =======
Ratio of expenses to average net assets (excluding
 waivers) .............................................          1.15%*          1.14%      1.17%       1.19%       1.16%     1.16%
                                                              ========        ========   ========    ========    ========   =======
Ratio of net investment income (loss) to average net
 assets ...............................................          0.31%*          0.40%      0.08%      (0.61%)     (0.38%)    0.12%
                                                              ========        ========   ========    ========    ========   =======
Portfolio turnover rate                                            24%#            46%       142%         61%         54%       68%
                                                              ========        ========   ========    ========    ========   =======

---------------
*   Annualized.
#   Non-annualized.
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS


INTERNATIONAL EQUITY FUND
For a share outstanding throughout the period


                                                         SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                           JUNE 30, 2006     ------------------------------------------------------
                                                            (UNAUDITED)        2005       2004        2003        2002       2001
                                                         ----------------    --------   --------    --------    --------   --------
Net asset value, beginning of period .................       $  20.91        $  17.98   $  13.91    $  10.53    $  11.71   $  16.64
                                                             --------        --------   --------    --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .........................           0.15            0.15       0.24        0.19        0.15       0.37
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions ........................................           2.14            2.86       3.92        3.27       (1.31)     (5.05)
                                                             --------        --------   --------    --------    --------   --------
 Total from investment operations ....................           2.29            3.01       4.16        3.46       (1.16)     (4.68)
                                                             --------        --------   --------    --------    --------   --------
LESS DISTRIBUTIONS:
Net investment income ................................             --           (0.08)     (0.09)      (0.08)      (0.02)     (0.25)
Net realized gains ...................................             --              --         --          --          --         --
                                                             --------        --------   --------    --------    --------   --------
 Total distributions .................................             --           (0.08)     (0.09)      (0.08)      (0.02)     (0.25)
                                                             --------        --------   --------    --------    --------   --------
Net asset value, end of period .......................       $  23.20        $  20.91   $  17.98    $  13.91    $  10.53   $  11.71
                                                             ========        ========   ========    ========    ========   ========
 Total return 1 ......................................         10.95%#         16.77%     30.01%      32.85%      (9.94%)   (28.12%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .............       $235,279        $200,947   $165,509    $133,603    $104,645   $124,949
                                                             ========        ========   ========    ========    ========   ========
Ratio of expenses to average net assets ..............          1.22%*          1.21%      1.22%       1.19%       1.23%      1.25%
                                                             ========        ========   ========    ========    ========   ========
Ratio of net investment income (loss) to average net
 assets ..............................................          1.39%*          1.47%      1.61%       1.63%       1.35%      1.06%
                                                             ========        ========   ========    ========    ========   ========
Portfolio turnover rate ..............................            32%#            40%        40%         59%        106%        97%
                                                             ========        ========   ========    ========    ========   ========

---------------
*   Annualized.
#   Non-annualized.
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.


REIT FUND
For a share outstanding throughout the period


                                                                         SIX MONTHS ENDED     YEAR OR PERIOD ENDED DECEMBER 31,
                                                                          JUNE 30, 2006     --------------------------------------
                                                                           (UNAUDITED)       2005       2004      2003      2002**
                                                                         ----------------  -------    -------    -------   -------
Net asset value, beginning of period.................................        $ 14.92       $ 14.33    $ 11.53    $  9.00   $ 10.00
                                                                             -------       -------    -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................................           0.21          0.20       0.37       0.36      0.25
Net realized and unrealized gain (loss) on investment transactions...           1.61          1.66       3.69       2.83     (1.01)
                                                                             -------       -------    -------    -------   -------
 Total from investment operations....................................           1.82          1.86       4.06       3.19     (0.76)
                                                                             -------       -------    -------    -------   -------
LESS DISTRIBUTIONS:
Net investment income................................................             --         (0.30)     (0.41)     (0.37)    (0.24)
Net realized gains...................................................             --         (0.97)     (0.85)     (0.29)       --
                                                                             -------       -------    -------    -------   -------
 Total distributions.................................................             --         (1.27)     (1.26)     (0.66)    (0.24)
                                                                             -------       -------    -------    -------   -------
Net asset value, end of period.......................................        $ 16.74       $ 14.92    $ 14.33    $ 11.53   $  9.00
                                                                             =======       =======    =======    =======   =======
 Total return 1......................................................         12.20%#       12.97%     35.53%     35.49%    (7.55%)#
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............................        $53,568       $43,122    $31,247    $16,881   $ 5,507
                                                                             =======       =======    =======    =======   =======
Ratio of expenses to average net assets..............................          1.00%*        1.02%      1.10%      1.25%     1.22%*
                                                                             =======       =======    =======    =======   =======
Ratio of expenses to average net assets (excluding waivers)..........          1.00%*        1.02%      1.10%      1.34%     2.25%*
                                                                             =======       =======    =======    =======   =======
Ratio of net investment income to average net assets.................          2.76%*        1.41%      3.06%      4.87%     5.31%*
                                                                             =======       =======    =======    =======   =======
Portfolio turnover rate..............................................            25%#          54%        80%        69%       45%#
                                                                             =======       =======    =======    =======   =======

---------------
*   Annualized.
#   Non-annualized.
** For the period from May 1, 2002 (commencement of operations) through December 31, 2002.
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.


The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (Unaudited)


1 -- ORGANIZATION

   Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company ("Penn Mutual") and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual's employee benefit plans.

   Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds ("the Funds"). It is authorized under its Articles of Incorporation to issue a separate class of shares in four additional funds that would have their own investment objectives and policies.

2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates and those differences could be material.

   SECURITY VALUATION:

   MONEY MARKET FUND -- Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

   LIMITED MATURITY BOND, QUALITY BOND, HIGH YIELD BOND, FLEXIBLY MANAGED, GROWTH STOCK, LARGE CAP VALUE, LARGE CAP GROWTH, INDEX 500, MID CAP GROWTH, MID CAP VALUE, STRATEGIC VALUE, SMALL CAP GROWTH, SMALL CAP VALUE, INTERNATIONAL EQUITY, AND REIT FUNDS -- Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

   Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund's Board of Directors. The valuations obtained may not necessarily be the price that would be obtained upon sale of these securities.

   The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

   FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (Unaudited)


liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

   The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets.

   DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

   Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

   NEW ACCOUNTING PRONOUNCEMENT: In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. As of June 30, 2006, Penn Series has not evaluated the impact that will result from adopting FIN 48.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (Unaudited)


3 -- INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

INVESTMENT ADVISORY SERVICES

   Independence Capital Management, Inc. ("ICMI"), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

     FUND                                          SUB-ADVISER
     ----                                          -----------
     High Yield Bond Fund                          T. Rowe Price Associates, Inc.
     Flexibly Managed Fund                         T. Rowe Price Associates, Inc.
     Growth Stock Fund                             T. Rowe Price Associates, Inc.
     Large Cap Value Fund                          Lord, Abbett & Co. LLC
     Large Cap Growth Fund                         ABN AMRO Asset Management, Inc.
     Index 500 Fund                                Wells Capital Management, Inc.
     Mid Cap Growth Fund                           Turner Investment Partners, Inc.
     Mid Cap Value Fund                            Neuberger Berman Management, Inc.
     Strategic Value Fund                          Lord, Abbett & Co. LLC
     Small Cap Growth Fund                         Bjurman, Barry & Associates
     Small Cap Value Fund                          Goldman Sachs Asset Management, LP
     International Equity Fund                     Vontobel Asset Management, Inc.
     REIT Fund                                     Heitman Real Estate Securities LLC


   Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond
Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund:
0.50%; Flexibly Managed Fund: 0.60%; Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Value Fund: 0.60%; Large Cap Growth Fund: 0.55%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Strategic Value Fund: 0.72%; Small Cap Growth
Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; International Equity Fund: 0.85%; and REIT Fund: 0.70%.

   For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

ADMINISTRATIVE AND CORPORATE SERVICES

   Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

ACCOUNTING SERVICES

   Under an accounting services agreement, PFPC Worldwide Inc. ("PFPC") serves as accounting agent for Penn Series. Each of the Funds, except International Equity Fund, pays PFPC, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.075% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. The minimum annual fee each Fund must pay is $27,500. International Equity Fund pays PFPC 0.085% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

TRANSFER AGENT SERVICES

   Under a transfer agency agreement, PFPC serves as transfer agent for Penn Series.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (Unaudited)


CUSTODIAL SERVICES

   Under a custodial agreement, PFPC Trust serves as custodian for Penn Series. JPMorgan Chase serves as foreign sub-custodian for Penn Series. In addition to transaction charges and out-of pocket expenses, each of the Funds pays PFPC Trust, on a monthly basis, an annual custody fee of 0.02% for the first $100 million of the average gross assets, and 0.01% in excess of $100 million.

EXPENSES AND LIMITATIONS THEREON

   Each Fund bears all expenses of its operations other than those incurred by its investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the funds are as follows:

     FUND                                        EXPENSE LIMITATION  FUND                                       EXPENSE LIMITATION
     ----                                        ------------------  ----                                       ------------------
     Money Market                                       0.80%        Large Cap Value                                   1.00%
     Limited Maturity Bond                              0.90%        Index 500                                         0.40%
     Quality Bond                                       0.90%        Mid Cap Growth                                    1.00%
     High Yield Bond                                    0.90%        Mid Cap Value                                     1.00%
     Flexibly Managed                                   1.00%        Small Cap Growth                                  1.15%
     Growth Stock                                       1.00%        Small Cap Value                                   1.15%
     Large Cap Growth                                   1.00%        International Equity                              1.50%
     Strategic Value                                    1.25%        REIT                                              1.25%


   If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

   Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund's total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time. At June 30, 2006, the Index 500 Fund and Mid Cap Growth Fund had $22,997 and $8,435 of waived administrative and corporate services fees, respectively, that are subject to recapture by Penn Mutual during the six months ending June 30, 2006.

   All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitation; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Strategic Value and REIT Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

   Total fees of $41,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the six months ended June 30, 2006. No person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (Unaudited)


4 -- RELATED PARTY TRANSACTIONS

   Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at June 30, 2006 are as follows (amounts in thousands):

     Money Market Fund                                                        $ 1,601
     Quality Bond Fund                                                          2,500
     High Yield Bond Fund                                                       1,289
     Flexibly Managed Fund                                                     33,848
     Growth Stock Fund                                                         18,207
     Large Cap Value Fund                                                       5,004
     Index 500 Fund                                                            16,149
     Mid Cap Growth Fund                                                        5,876
     Strategic Value Fund                                                       4,988
     Small Cap Growth Fund                                                      7,674
     Small Cap Value Fund                                                       6,835
     International Equity Fund                                                 28,060
     REIT Fund                                                                  3,844


   Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six months ended June 30, 2006 were as follows:

     Flexibly Managed Fund                                                    $ 5,360
     Mid Cap Value Fund                                                        12,979
     Small Cap Value Fund                                                       1,064


5 -- PURCHASES AND SALES OF SECURITIES

   During the six months ended June 30, 2006, the Funds made the following purchases and sales of portfolio securities, other than short-term securities (amounts in thousands):

                                                                                          U.S. GOVERNMENT        OTHER INVESTMENT
                                                                                            SECURITIES              SECURITIES
                                                                                        -------------------    --------------------
                                                                                       PURCHASES     SALES     PURCHASES     SALES
                                                                                       ---------    -------    ---------   --------
     Limited Maturity Bond                                                              $13,004     $24,284    $  1,915    $  2,349
     Quality Bond Fund                                                                   78,149      52,094      40,914      41,533
     High Yield Bond Fund                                                                    --          --      26,065      27,563
     Flexibly Managed Fund                                                                   --          --     341,943     352,853
     Growth Stock Fund                                                                       --          --      28,949      23,450
     Large Cap Value Fund                                                                    --          --      43,239      50,441
     Large Cap Growth Fund                                                                   --          --       5,633       3,534
     Index 500 Fund                                                                          --          --       9,389      17,332
     Mid Cap Growth Fund                                                                     --          --      57,979      54,771
     Mid Cap Value Fund                                                                      --          --      40,421      33,258
     Strategic Value Fund                                                                    --          --       6,983      11,482
     Small Cap Growth Fund                                                                   --          --      78,960      78,253
     Small Cap Value Fund                                                                    --          --      39,123      36,127
     International Equity Fund                                                               --          --      84,261      70,965
     REIT Fund                                                                               --          --      18,471      11,881

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (Unaudited)


6 -- FEES PAID INDIRECTLY

   Certain subadvisers have directed portfolio trades to a broker designated by Penn Series, consistent with best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the six months ended June 30, 2006 were as follows (amounts in thousands):

     Flexibly Managed Fund                                                        $25
     Growth Stock Fund                                                              2
     Large Cap Value Fund                                                           9
     Large Cap Growth Fund                                                          1
     Mid Cap Growth Fund                                                           18
     Mid Cap Value Fund                                                            26
     Strategic Value Fund                                                           2
     International Equity Fund                                                     24


7 -- FEDERAL INCOME TAXES

   The Funds have qualified and intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes, and to distribute substantially all of their taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

RECLASSIFICATION OF CAPITAL ACCOUNTS:

   Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2005, primarily attributable to the disallowance of net operating losses, the tax treatment of Real Estate Investment Trusts and Passive Foreign Investment Companies, redesignation of dividends and the reclassification of net foreign currency exchange gains or losses, were reclassed between the following accounts:

                                                                                   INCREASE
                                                                                  (DECREASE)         INCREASE
                                                                                 UNDISTRIBUTED      (DECREASE)          INCREASE
                                                                                NET INVESTMENT    ACCUMULATED NET      (DECREASE)
                                                                                    INCOME        REALIZED GAINS    PAID-IN CAPITAL
                                                                                --------------    ---------------   ---------------
     Limited Maturity Bond                                                         $ 289,471         $(283,410)        $  (6,061)
     Quality Bond Fund                                                               873,875          (866,100)           (7,775)
     High Yield Bond Fund                                                            (16,787)          228,030          (211,243)
     Flexibly Managed Fund                                                            (3,755)            3,752                 3
     Growth Stock Fund                                                               (50,740)           50,740                --
     Large Cap Value Fund                                                             (4,028)            4,028                --
     Index 500 Fund                                                                  (18,369)           18,369                --
     Mid Cap Growth Fund                                                             309,743                --          (309,743)
     Strategic Value Fund                                                               (425)              425                --
     Small Cap Growth Fund                                                           713,007                --          (713,007)
     Small Cap Value Fund                                                            (86,050)           86,050                --
     International Equity Fund                                                      (839,871)          839,871                --
     REIT Fund                                                                       266,377          (266,377)               --


   These reclassifications had no effect on net assets or net asset value per share.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (Unaudited)


TAX CHARACTER OF DISTRIBUTIONS:

   The tax character of dividends and distributions declared and paid during the years ended December 31, 2005 and 2004 were as follows (amounts in thousands):

                                                                      ORDINARY INCOME AND        LONG-TERM      RETURN OF
                                                                   SHORT-TERM CAPITAL GAINS    CAPITAL GAINS     CAPITAL     TOTAL
                                                                   ------------------------    -------------    ---------   -------
     Money Market Fund
        2005                                                                $ 2,092                    --           --      $ 2,092
        2004                                                                    866                    --           --          866
     Limited Maturity Bond
        2005                                                                  2,306                    --          $ 6        2,312
        2004                                                                  1,581                    --            1        1,582
     Quality Bond Fund
        2005                                                                  8,594               $   541            8        9,143
        2004                                                                  7,040                    --           --        7,040
     High Yield Bond Fund
        2005                                                                  5,977                    --           --        5,977
        2004                                                                  6,183                    --           --        6,183
     Flexibly Managed Fund
        2005                                                                 21,642                71,601           --       93,243
        2004                                                                 20,093                46,253           --       66,346
     Growth Stock Fund
        2005                                                                    115                    --           --          115
        2004                                                                    402                    --           --          402
     Large Cap Value Fund
        2005                                                                  8,488                 8,163           --       16,651
        2004                                                                  2,994                12,903           --       15,897
     Large Cap Growth Fund
        2005                                                                    160                    88           --          248
        2004                                                                    269                 1,152           --        1,421
     Index 500 Fund
        2005                                                                  3,629                    --           --        3,629
        2004                                                                  4,039                    --           --        4,039
     Mid Cap Growth Fund
        2005                                                                     --                    --           --           --
        2004                                                                     --                    --           --           --
     Mid Cap Value Fund
        2005                                                                  3,148                15,410           --       18,558
        2004                                                                  5,395                 8,570           --       13,965
     Strategic Value Fund
        2005                                                                    439                 2,215           --        2,654
        2004                                                                    107                   399           --          506
     Small Cap Growth Fund
        2005                                                                     --                    --           --           --
        2004                                                                     --                    --           --           --
     Small Cap Value Fund
        2005                                                                  8,926                 1,909           --       10,835
        2004                                                                  7,142                24,187           --       31,329
     International Equity Fund
        2005                                                                    726                    --           --          726
        2004                                                                    877                    --           --          877
     REIT Fund
        2005                                                                  1,258                 2,097           --        3,355
        2004                                                                  1,687                   763           --        2,450


   Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (Unaudited)


COMPONENTS OF DISTRIBUTABLE EARNINGS:

   As of December 31, 2005, the components of distributable earnings/ (accumulated losses) on a tax basis were as follows (amounts in thousands):

                                                                                                                       TOTAL
                                                              UNDISTRIBUTED    UNDISTRIBUTED      CAPITAL        NET DISTRIBUTABLE
                                                             NET INVESTMENT      LONG-TERM          LOSS             EARNINGS
                                                                 INCOME        CAPITAL GAINS    CARRYFORWARD   (ACCUMULATED LOSSES)
                                                             --------------    -------------    ------------   --------------------
     Limited Maturity Bond                                           --                --        $    (609)          $    (609)
     High Yield Bond Fund                                            --                --          (10,221)            (10,221)
     Flexibly Managed Fund                                       $  456           $32,789               --              33,245
     Growth Stock Fund                                               27                --         (138,078)           (138,051)
     Large Cap Value Fund                                            23             1,087               --               1,110
     Large Cap Growth Fund                                           34                14               --                  48
     Index 500 Fund                                                  35                --          (16,754)            (16,719)
     Mid Cap Growth Fund                                             --                --          (19,174)            (19,174)
     Mid Cap Value Fund                                              10             1,163               --               1,173
     Strategic Value Fund                                           240               997               --               1,237
     Small Cap Growth Fund                                           --                --          (64,809)            (64,809)
     Small Cap Value Fund                                            --             2,451               --               2,451
     International Equity Fund                                    3,974             1,437               --               5,411
     REIT Fund                                                       --               418               --                 418


   The difference between book basis and tax basis appreciation is primarily due to wash sales, paydown reclassifications, real estate investment trust adjustments, and certain net operating losses.

CAPITAL LOSS CARRYFORWARDS:

   For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Penn Series measures capital loss carryforwards annually at December 31, it's fiscal year end. At
December 31, 2005, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

                                                                                      EXPIRES ON DECEMBER 31,
                                                                 ------------------------------------------------------------------
                                                                  2008      2009      2010       2011     2012     2013      TOTAL
                                                                 ------   -------    -------   -------    ----    ------   --------
     Limited Maturity Bond                                           --        --         --   $   178     $16    $  415   $    609
     High Yield Bond Fund                                        $1,638   $ 5,143    $ 3,195       245      --        --     10,221
     Growth Stock Fund                                               --    80,275     46,866    10,937      --        --    138,078
     Index 500 Fund                                                  --       350     11,374        --      --     5,030     16,754
     Mid Cap Growth Fund                                             --     7,055     12,119        --      --        --     19,174
     Small Cap Growth Fund                                           --    29,192     35,617        --      --        --     64,809

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (Unaudited)


   During the year ended December 31, 2005, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

                                                                                          EXPIRES ON DECEMBER 31,
                                                                         ----------------------------------------------------------
                                                                         2008     2009      2010     2011    2012    2013    TOTAL
                                                                         ----   -------    -------   ----    ----    ----   -------
     High Yield Bond Fund                                                $928        --         --    --      --      --    $   928
     Growth Stock Fund                                                     --   $ 3,590         --    --      --      --      3,590
     Mid Cap Growth Fund                                                          8,221         --                            8,221
     Small Cap Growth Fund                                                 --    13,398         --    --      --      --     13,398
     International Equity Fund                                             --     6,365    $15,632    --      --      --     21,997


POST-OCTOBER LOSSES:

   The following Funds elected to treat post-October losses incurred in the period November 1, 2005 through December 31, 2005 as having occurred on January 1, 2006 (amounts in thousands):

                                                                   CURRENCY   CAPITAL
                                                                   --------   -------
     Limited Maturity Bond                                           $ 1       $  224
     Quality Bond Fund                                                 2        1,612
     Growth Stock Fund                                                 6           --
     Index 500 Fund                                                   --          733


TAX COST OF SECURITIES:

   At June 30, 2006, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at June 30, 2006 were as follows:

                                                                                                                           NET
                                                                                                                       UNREALIZED
                                                                        FEDERAL        UNREALIZED      UNREALIZED     APPRECIATION/
                                                                       TAX COST       APPRECIATION    DEPRECIATION   (DEPRECIATION)
                                                                    --------------    ------------    ------------   --------------
     Money Market Fund                                              $   81,663,357              --             --               --
     Limited Maturity Bond                                              42,902,715    $    390,132    $   964,356     $   (574,224)
     Quality Bond Fund                                                 191,665,298              --      2,849,955       (2,849,955)
     High Yield Bond Fund                                               83,365,341       1,269,033      2,677,708       (1,408,675)
     Flexibly Managed Fund                                           1,231,483,577     160,240,668     43,967,571      116,273,097
     Growth Stock Fund                                                 128,247,827      14,062,132      4,082,574        9,979,558
     Large Cap Value Fund                                              244,340,193      27,460,415      5,323,881       22,136,534
     Large Cap Growth Fund                                              26,780,078       3,025,523      1,878,866        1,146,657
     Index 500 Fund                                                    276,852,321      50,071,265     55,320,217       (5,248,952)
     Mid Cap Growth Fund                                                93,215,922      13,190,444      2,093,859       11,096,585
     Mid Cap Value Fund                                                141,717,696      18,569,530      7,663,320       10,906,210
     Strategic Value Fund                                               35,710,800       5,608,951      1,074,530        4,534,421
     Small Cap Growth Fund                                             110,545,340      21,216,958      3,331,234       17,885,724
     Small Cap Value Fund                                              155,467,907      27,727,196      8,568,360       19,158,836
     International Equity Fund                                         183,424,357      55,842,490        560,098       55,264,392
     REIT Fund                                                          43,756,864       9,806,199         84,715        9,721,484

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (Unaudited)


8 -- COMPONENTS OF NET ASSETS

   At June 30, 2006, net assets consisted of the following (amounts in thousands):


                                                                                   MONEY        LIMITED       QUALITY    HIGH YIELD
                                                                                   MARKET    MATURITY BOND      BOND        BOND
                                                                                    FUND          FUND          FUND        FUND
                                                                                  -------    -------------    --------   ----------
Paid-in capital                                                                   $81,182       $36,072       $147,387    $ 90,639
Undistributed net investment income (loss)                                             --         1,153          3,564       3,106
Accumulated net realized gain (loss) on investment transactions and foreign
  exchange                                                                             --        (1,182)        (3,455)    (10,251)
Net unrealized appreciation (depreciation) in value of investments, futures
  contracts and foreign currency related items                                         --          (573)        (2,143)     (1,394)
                                                                                  -------       -------       --------    --------
   Total Net Assets                                                               $81,182       $35,470       $145,353    $ 82,100
                                                                                  =======       =======       ========    ========



                                                                                    FLEXIBLY       GROWTH     LARGE CAP   LARGE CAP
                                                                                     MANAGED       STOCK        VALUE       GROWTH
                                                                                      FUND          FUND        FUND         FUND
                                                                                   ----------    ---------    ---------   ---------
Paid-in capital                                                                    $  888,268    $ 235,494    $187,717     $26,758
Undistributed net investment income (loss)                                             11,980          341       1,423          47
Accumulated net realized gain (loss) on investment transactions and foreign
  exchange                                                                            142,708     (135,283)      5,727         287
Net unrealized appreciation (depreciation) in value of investments, futures
  contracts and foreign currency related items                                        117,291       10,096      22,988       1,185
                                                                                   ----------    ---------    --------     -------
   Total Net Assets                                                                $1,160,247    $ 110,648    $217,855     $28,277
                                                                                   ==========    =========    ========     =======



                                                                                         INDEX      MID CAP    MID CAP    STRATEGIC
                                                                                          500       GROWTH      VALUE       VALUE
                                                                                         FUND        FUND        FUND        FUND
                                                                                       --------    --------    --------   ---------
Paid-in capital                                                                        $249,567    $ 88,112    $105,211    $32,882
Undistributed net investment income (loss)                                                1,913          61         630        137
Accumulated net realized gain (loss) on investment transactions and foreign
  exchange                                                                              (20,628)    (12,580)      4,410      2,813
Net unrealized appreciation (depreciation) in value of investments, futures
  contracts and foreign currency related items                                           (2,934)     11,100      10,996      4,639
                                                                                       --------    --------    --------    -------
   Total Net Assets                                                                    $227,918    $ 86,693    $121,247    $40,471
                                                                                       ========    ========    ========    =======

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (Unaudited)




                                                                     SMALL CAP    SMALL CAP   INTERNATIONAL
                                                                       GROWTH       VALUE         EQUITY         REIT
                                                                        FUND        FUND           FUND          FUND
                                                                     ---------    ---------   -------------    -------
Paid-in capital                                                       $156,597    $138,485       $154,456      $40,489
Undistributed net investment income (loss)                                 (48)        252          1,831          677
Accumulated net realized gain (loss) on investment transactions
  and foreign exchange                                                 (56,888)      7,794         24,119        2,677
Net unrealized appreciation (depreciation) in value of
  investments, futures contracts and foreign currency related
  items                                                                 17,898      19,363         54,873        9,725
                                                                      --------    --------       --------      -------
   Total Net Assets                                                   $117,559    $165,894       $235,279      $53,568
                                                                      ========    ========       ========      =======


9 -- DERIVATIVE FINANCIAL INSTRUMENTS

   The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

   The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   FUTURES CONTRACTS -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Index 500 Fund has entered into futures contracts during the six months ended June 30, 2006. Open futures contracts held by the Index 500 Fund at June 30, 2006 were as follows:

                                                                                                                       UNREALIZED
                                                                                                                      APPRECIATION
                                                           FUTURES      EXPIRATION           UNIT          CLOSING   (DEPRECIATION)
                           TYPE                           CONTRACT         DATE       (AT 250 PER UNIT)     PRICE    (IN THOUSANDS)
                           ----                         -------------   ----------    -----------------    -------   --------------
                           Buy/Long                     S&P 500 Index     9/15/06             8            $1,280          $25


   OPTIONS -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

   If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (Unaudited)


   The Fund, as a writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. There were no option contracts open as of June 30, 2006.

   FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

   Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity Fund has entered into forward foreign currency contracts during the six months ended June 30, 2006. Open forward foreign currency contracts held by the International Equity Fund at June 30, 2006 were as follows:

                                                                                                                         UNREALIZED
                                                                        FOREIGN                    U.S.        U.S.       FOREIGN
                                                                        CURRENCY                 CONTRACT    CONTRACT     EXCHANGE
                                                         SETTLEMENT     CONTRACT     FORWARD      AMOUNT      VALUE     GAIN/(LOSS)
                                   CURRENCY                 DATE         (000'S)       RATE       (000'S)     (000'S)     (000'S)
                                   -------------------   ----------    ----------   ---------    --------    --------   -----------
    Buy                            Australian Dollar      10/13/06     $    9,594     1.34747     $ 7,297    $ 7,120       $(177)
    Sell                           Australian Dollar      10/13/06          9,594     1.34747       7,023      7,120         (97)
    Sell                           Australian Dollar      12/11/06          7,400     1.34864       5,478      5,487          (9)
    Sell                           Japanese Yen           12/11/06        545,000   111.79487       4,933      4,875          58
    Sell                           Mexican Peso           06/01/07         40,256    11.58780       3,480      3,474           6
    Sell                           Mexican Peso           06/01/07         25,975    11.58564       2,235      2,242          (7)
    Sell                           Swiss Franc            12/11/06         16,250     1.20095      13,569     13,531          38
    Buy                            Great Britian Pound    10/13/06          5,810     0.53946      10,705     10,770          65
    Sell                           Great Britian Pound    10/13/06          5,810     0.53946      10,192     10,770        (578)
    Sell                           Great Britian Pound    12/12/06          7,660     0.53868      14,148     14,220         (72)
    Buy                            India Rupee            11/07/06        341,510    46.21245       7,475      7,390         (85)
    Sell                           India Rupee            11/07/06        341,510    46.21245       7,400      7,390          10
    Sell                           Korean Won             06/11/07      2,463,000   936.85812       2,598      2,629         (31)
    Sell                           Korean Won             06/11/07      5,45,0000   937.07015       5,793      5,816         (23)
    Buy                            South African Rand     05/29/07          2,691     7.37260         355        365          10
    Sell                           South African Rand     05/29/07         31,102     7.36665       4,649      4,222         427
    Sell                           European Currency      12/11/06         13,540     0.77354      17,534     17,504          30
                                                                                                                           -----
                                    Total                                                                                  $(435)
                                                                                                                           =====


10 -- SECURITIES LENDING

   Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities loaned. However, due to market fluctuations, the value of

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (Unaudited)


the securities loaned may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Lending securities involves certain risk that the Portfolio may be delayed from recovering the collateral if the borrower fails to return the securities.The Funds paid fees for securities lending for the six months ended June 30, 2006 to its custodian, which have been netted against Income from Securities Lending in the Statements of Operations. These fees are presented below (amounts in thousands):

                                                           MARKET VALUE OF     MARKET VALUE OF    FEES PAID FOR   NET INCOME EARNED
                                                         SECURITIES ON LOAN       COLLATERAL         LENDING         FROM LENDING
                                                         ------------------    ---------------    -------------   -----------------
     Limited Maturity Bond                                    $  6,926             $  6,816            $11               $ 16
     Quality Bond Fund                                          43,846               42,800             32                 49
     Flexibly Managed Fund                                     196,322              190,257             80                120
     Growth Stock Fund                                          27,679               26,830             12                 17
     Large Cap Value Fund                                       47,674               46,357             14                 21
     Index 500 Fund                                             43,818               42,377             12                 17
     Mid Cap Growth Fund                                        17,957               17,626             12                 18
     Mid Cap Value Fund                                         33,296               32,335             11                 16
     Small Cap Growth Fund                                      11,357               11,120             97                146
     Small Cap Value Fund                                        9,236                8,925             14                 21
     International Equity Fund                                   2,453                2,332              1                  2


11 -- CREDIT AND MARKET RISK

   The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

12 -- CONTRACTUAL OBLIGATIONS

   In the general course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

PENN SERIES FUNDS, INC.
JUNE 30, 2006 (UNAUDITED)


DISCLOSURE OF PORTFOLIO HOLDINGS

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-
Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on May 30, 2006. It is available upon request, without charge, by visiting the SEC's website at http://www.sec.gov. or it may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).



VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, on the Fund's website at http://www.pennmutual.com or on the SEC's website at http://www.sec.gov. Information regarding how the investment adviser voted proxies for the most recent twelve- month period ended June 30, 2006 is available, without charge and upon request, on the Fund's website at http://www.pennmutual.com and on the SEC's website at http://www.sec.gov.

PENN SERIES FUNDS, INC.
JUNE 30, 2006 (Unaudited)


BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Penn Series Funds, Inc. (the "Company") and Independence Capital Management, Inc. ("ICMI") have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, ICMI (i) provides day-to-day investment management services to the Money Market Fund, Limited Maturity Bond Fund and Quality Bond Fund (collectively, the "Directly Managed Funds") and (ii) is responsible for selection and oversight of various investment sub-advisers who perform day-to-day investment management services for the Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Large Cap Value Fund, Small Cap Value Fund, Flexibly Managed Fund, High Yield Bond Fund, International Equity Fund, Small Cap Growth Fund, REIT Fund, Strategic Value Fund, Growth Stock Fund and Large Cap Growth Fund (collectively, the "Sub-Advised Funds" and, together with the Directly Managed Funds, the "Penn Series Funds").

ICMI acts as "manager of manager" for the Sub-Advised Funds. In this capacity, ICMI has entered into, and the Company's Board of Directors has approved, separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with the sub-advisers (identified below). The sub-advisers provide their services to the Sub-Advised Funds under the supervision of ICMI and the Company's Board of Directors. Sub-advisers are selected based primarily upon the research and recommendations of ICMI, which evaluates both quantitatively and qualitatively each sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies, as well as the sub-adviser's regulatory compliance policies and procedures. ICMI oversees the sub-advisers to ensure compliance with the Sub-Advised Funds' investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style.

The Investment Company Act of 1940, as amended (the "1940 Act") requires that the initial approval of, as well as the continuation of, each Penn Series Fund's Investment Advisory Agreements be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the directors who are not parties to the Investment Advisory Agreements or "interested persons" (as defined under the 1940 Act) of any party to the Investment Advisory Agreements (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and ICMI and the sub-advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund's fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Company's Board called and held a meeting on May 18, 2006 to consider whether to renew the Advisory Agreement between the Company and ICMI. In preparation for this meeting, the Board provided ICMI with a written request for information and received and reviewed, in advance of the May 18, 2006 meeting, extensive written materials in response to that request, including information as to the performance of the Penn Series Funds versus benchmarks and peer universes, the level of the investment advisory fees charged to the Penn Series Funds, comparisons of such fees with the investment advisory fees incurred by comparable funds, including, in particular, funds acting as underlying investments for insurance products, the costs to ICMI of providing such services, including a profitability analysis, ICMI's compliance program, and various other matters. In addition, at the May 18, 2006 meeting, the Board considered whether to renew the Sub-Advisory Agreements between ICMI and the investment sub-advisers listed in the table below (each a "Sub-Adviser" and, collectively, the "Sub-Advisers") on behalf of the respective Sub-Advised Funds.

FUND                                                        SUB-ADVISER
----                                                        -----------
Flexibly Managed Fund                                       T. Rowe Price Associates, Inc.
High Yield Bond Fund                                        T. Rowe Price Associates, Inc.
Growth Stock Fund                                           T. Rowe Price Associates, Inc.
Index 500 Fund                                              Wells Capital Management Inc.
International Equity Fund                                   Vontobel Asset Management Inc.
Mid Cap Growth Fund                                         Turner Investment Partners, Inc.
Mid Cap Value Fund                                          Neuberger Berman Management, Inc.
Strategic Value Fund                                        Lord, Abbett & Co. LLC
Large Cap Value Fund                                        Lord, Abbett & Co. LLC
REIT Fund                                                   Heitman Real Estate Securities LLC
Large Cap Growth Fund                                       ABN AMRO Asset Management, Inc.
Small Cap Value Fund                                        Goldman Sachs Asset Management, L.P.
Small Cap Growth Fund                                       Bjurman Barry & Associates

PENN SERIES FUNDS, INC.
JUNE 30, 2006 (Unaudited)


In response to the Board's written request for information, each of the Sub-Advisers submitted, in advance of the May 18, 2006 meeting, extensive written materials for consideration by the Board and the Independent Directors. The information provided by ICMI and the Sub-Advisers in connection with the Board meeting was in addition to the detailed information about the Penn Series Funds that the Board reviews during the course of each year, including information that relates to the funds' operations and the funds' performance. In connection with the meeting, the Board also received a memorandum from legal counsel regarding the responsibilities of the Board in connection with its consideration of whether to approve the Investment Advisory Agreements.

The written materials provided by ICMI and each Sub-Adviser addressed, among other matters, the following: (a) the quality of ICMI's and the Sub-Advisers' investment management and other services and, with respect to ICMI, its services as a "manager of manager" of the Sub-Advised Funds; (b) ICMI's and the Sub-Advisers' investment management personnel; (c) ICMI's and the Sub-Advisers' operations and financial condition; (d) ICMI's and the Sub-Advisers' brokerage practices (including best execution policies, evaluating execution quality, average commission rates on fund trades, soft dollar arrangements and affiliated and directed brokerage arrangements) and investment strategies; (e) the level of the advisory fees that ICMI and each Sub-Adviser charges a Fund, including breakpoints, compared with the fees each charges to comparable mutual funds and other types of accounts; (f) the level of ICMI's and each Sub-Adviser's cost of services provided and estimated profitability from its fund-related operations; (g) ICMI's and the Sub-Advisers' compliance program and, if applicable, a description of the material changes made to, and material compliance violations of, the compliance program; (h) ICMI's and Sub-Advisers' reputation, expertise and resources in domestic and/or international financial markets; and (i) each Penn Series Fund's performance compared with similar mutual funds, other types of accounts and benchmark indices.

At the meeting, representatives from ICMI and the Fund's Chief Compliance Officer commented on the information delivered to the Board and answered questions from Board members to help the Board evaluate ICMI's and the Sub-Advisers' fees and other aspects of the Investment Advisory Agreements. The Directors discussed the written materials that the Board received before the meeting, and deliberated on the renewal of the Investment Advisory Agreements in light of this information.

At the May 18, 2006 meeting of the Board, the Directors, including the Independent Directors, unanimously approved the Investment Advisory Agreements and approved the selection of ICMI and the Sub-Advisers to act in their respective capacities for the Funds. The Board's approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings, including:

   o the nature, extent and quality of the services provided to the Penn Series Funds under the Investment Advisory Agreements, including the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds;

   o each Penn Series Fund's investment performance and how it compared to that of other comparable mutual funds and appropriate benchmarks/indices;

   o the fees charged to each Penn Series Fund under each Investment Advisory Agreement and how those fees compared to those of other comparable mutual funds and other types of accounts;

   o the cost of services provided by and the profitability of ICMI and the Sub-Advisers with respect to each Penn Series Fund, including both direct and indirect benefits accruing to ICMI and the Sub-Advisers and their affiliates, if any; and

   o the extent to which economies of scale would be realized as the Penn Series Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board of Directors considered the nature, extent and quality of the services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Funds. In this regard, the Directors evaluated, among other things, ICMI's and the Sub-Advisers' business, personnel, experience, investment decision process, track record, brokerage practices, any conflicts of interest and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Board of Directors considered fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Directors considered each Penn Series Fund's recent and long-term performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and economic and market trends. In evaluating performance, the Directors considered both market risk and shareholder risk expectations for a given Penn Series Fund. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Penn

PENN SERIES FUNDS, INC.
JUNE 30, 2006 (Unaudited)


Series Funds (both actual performance and comparable performance) supported renewal of the Investment Advisory Agreements.

Advisory Fees. The Directors considered the level of each Penn Series Fund's investment advisory fees in light of the services provided and in comparison to those of other comparable mutual funds and other types of accounts. The Directors also considered the effects of ICMI's, certain Sub-Adviser's and the Company's administrator's waiver of management and other fees and the Sub-Advisers' fees to prevent total fund expenses from exceeding a specified cap and that ICMI and the Sub-Advisers, through waivers, have maintained the Penn Series Funds' net operating expenses at competitive levels for their distribution channel. Following evaluation, the Board concluded that, within the context of its full deliberations, the fees charged to the Penn Series Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Directors considered all compensation flowing, directly or indirectly, to ICMI and the Sub-Advisers and their affiliates, if any, from the relationship with the Penn Series Funds including any benefits derived or to be derived by ICMI and the Sub-Advisers, such as soft dollar arrangements, as well as the cost of services provided to the Penn Series Funds. The Directors considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements were reasonable and justified in light of the quality of all services rendered to the Penn Series Funds by ICMI and the Sub-Advisers and their affiliates, if any. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of ICMI and the Sub-Advisers is reasonable in relation to the quality of their respective services and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale and whether those were passed along to a Penn Series Fund's shareholders through a graduated investment advisory fee schedule (such as breakpoints) or other means, including any fee waivers by ICMI and its affiliates or the Sub-Advisers. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Penn Series Funds and their shareholders obtain a reasonable benefit from any economies of scale being realized by ICMI and the Sub-Advisers.

Based on the Directors' deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.

The funds in this report are available for sale in these Penn Mutual products:

Cornerstone VUL III, and VUL IV
Retirement Planner VA
PennFreedom VA
Enhanced Credit VA
Pennant Select VA
Variable EstateMax II and Variable EstateMax III





[Logo] Penn
       Mutual
A better way of life



(C)2004 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172 www.pennmutual.com

The Penn Insurance and Annuity Company
Philadelphia, PA 19172















PM0839  6/06

Item 2. Code of Ethics

Not Applicable

Item 3. Audit Committee Financial Expert

Not Applicable

Item 4. Principal Accountant Fees and Services

Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable

Item 11.  Controls and Procedures

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits

(a)(1)  Code of ethics - not applicable to this semi-annual report.

   (2) Separate certifications of Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b) Separate certifications for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, are attached. These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not filed as part of the Form N-CSR with the Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

/s/ Peter M. Sherman

By:      Peter M. Sherman
         President
Date:    September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Peter M. Sherman

By:      Peter M. Sherman
         President
Date:    September 8, 2006

/s/ Jill Bukata

By:      Jill Bukata
         Controller
Date:    September 8, 2006